Prospectus

November 30, 2003

The George Putnam Fund of Boston

Class A, B, C, M and R shares

Investment Category: Value

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 3  Performance information

 5  Fees and expenses

 6  What are the fund's main investment strategies and related risks?

10  Who manages the fund?

11  How does the fund price its shares?

12  How do I buy fund shares?

16  How do I sell fund shares?

17  How do I exchange fund shares?

18  Fund distributions and taxes

19  Financial highlights


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Fund summary

GOAL

The fund seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS AND BONDS

We invest mainly in a combination of bonds and U.S. value stocks with a greater focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that the issuers of the fund's fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class A shares. The table following the chart compares the fund's performance to that of three broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

1993      10.90%
1994      -0.38%
1995      30.12%
1996      16.26%
1997      21.02%
1998      10.60%
1999       0.12%
2000       9.28%
2001       0.51%
2002      -8.42%


Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. Year-to-date performance through 9/30/03 was 8.92%. During the periods shown in the bar chart, the highest return for a quarter was 9.60% (quarter ending 6/30/97) and the lowest return for a quarter was -10.81% (quarter ending 9/30/02).

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Average Annual Total Returns (for periods ending 12/31/02)
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                                              Past        Past      Past
                                             1 year     5 years   10 years
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Class A before taxes                        -13.68%      0.97%      7.82%
Class A after taxes on distributions        -14.84%     -0.93%      5.22%
Class A after taxes on distributions
and sale of fund shares                      -8.37%      0.09%      5.27%
Class B before taxes                        -13.49%      1.10%      7.66%
Class C before taxes                        -10.05%      1.40%      7.64%
Class M before taxes                        -12.08%      0.95%      7.53%
Class R before taxes                         -8.64%      1.93%      8.19%
Standard & Poor's 500/Barra Value Index
(no deduction for fees, expenses or taxes)  -20.85%     -0.85%      9.39%
Lehman Aggregate Bond Index
(no deduction for fees, expenses or taxes)   10.25%      7.55%      7.51%
George Putnam Blended Index
(no deduction for fees, expenses or taxes)   -8.68%      3.01%      9.01%
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Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges; class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/02 and, for class B shares, does not assume conversion to class A shares after eight years. For periods before the inception of class
C shares (7/26/99), class M shares (12/1/94) and class R shares (1/21/03), performance shown for these classes in the table is based on the performance of the fund's class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class C, class M and class R shares. The fund's performance is compared to the Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities. The fund's performance is also compared to the Standard & Poor's 500/Barra Value Index, an unmanaged index of capitalization weighted stocks chosen for their value orientation. In addition, the fund's performance is compared to the George Putnam Blended Index, an unmanaged index administered by Putnam Management, 60% of which is the Standard & Poor's 500/Barra Value Index and 40% of which is the Lehman Aggregate Bond Index. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------
                              Class A    Class B   Class C   Class M   Class R
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Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of the
offering price)                5.75%      NONE      NONE      3.50%     NONE

Maximum Deferred Sales
Charge (Load) (as a
percentage of the
original purchase price
or redemption proceeds,
is lower)                      NONE*     5.00%     1.00%      NONE*     NONE
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Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
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                                                               Total Annual
                      Management    Distribution     Other     Fund Operating
                         Fees       (12b-1) Fees    Expenses      Expenses
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Class A                  0.48%         0.25%         0.26%         0.99%
Class B                  0.48%         1.00%         0.26%         1.74%
Class C                  0.48%         1.00%         0.26%         1.74%
Class M                  0.48%         0.75%         0.26%         1.49%
Class R                  0.48%         0.50%         0.26%**       1.24%
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 * A deferred sales charge of up to 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** Other expenses shown for class R shares are based on the expenses of class A shares for the fund's last fiscal year.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

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                       1 year       3 years       5 years      10 years
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Class A                  $670          $872        $1,091        $1,718
Class B                  $677          $848        $1,144        $1,853*
Class B
(no redemption)          $177          $548          $944        $1,853*
Class C                  $277          $548          $944        $2,052
Class C
(no redemption)          $177          $548          $944        $2,052
Class M                  $496          $805        $1,135        $2,067
Class R                  $126          $393          $681        $1,500
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* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in bonds and value stocks. Under normal market conditions, we invest at least 25% of the fund's total assets in fixed-income securities, including debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest in non-investment-grade investments. However, we will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated securities we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment. Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Mortgage-backed investments. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to other debt, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make it difficult to buy or sell them.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities, and asset-backed securities, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.48% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Large-Cap Value, Core Fixed Income and Global Asset Allocation Teams are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

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Portfolio leader        Since    Experience
-------------------------------------------------------------------------------
Jeanne L. Mockard       2000     1985 - Present   Putnam Management
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Portfolio members       Since    Experience
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Kevin M. Cronin         2003     1997 - Present   Putnam Management
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Jeffrey L. Knight       2001     1993 - Present   Putnam Management
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Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

How do I buy fund shares?

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your shares to be bought at that day's offering price.

You can buy shares:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through systematic investing. You can make regular investments of $25 or more weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.

* Subsequent investments via the Internet. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnaminvestments.com. For more information, contact your advisor or Putnam Investor Services at 1-800-225-1581.

You may also complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to Putnam Investor Services.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you a choice of four classes of fund shares: A, B, C and M. Qualified employee-benefit plans may also choose class R shares. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

Class A shares

* Initial sales charge of up to 5.75%

* Lower sales charge for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fee

Class B shares

* No initial sales charge; your entire investment goes to work for you

* Deferred sales charge of up to 5.00% if you sell shares within six years of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee

* Convert automatically to class A shares after eight years, reducing the future 12b-1 fee

* Orders for one or more funds totaling $250,000 or more per day and cumulative orders of $1,000,000 or more in accounts eligible to purchase class A shares with reduced or no initial sales charge under a right of accumulation will be treated as orders for class A shares or refused

Class C shares

* No initial sales charge; your entire investment goes to work for you

* Deferred sales charge of 1.00% if you sell shares within one year of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

Class M shares

* Initial sales charge of up to 3.50%

* Lower sales charge for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fee

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

Class R shares (available to qualified plans only)

* No initial sales charge; your entire investment goes to work for you

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fee

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

Initial sales charges for class A and M shares
-------------------------------------------------------------------------------
                          Class A sales charge       Class M sales charge
                           as a percentage of:        as a percentage of:
-------------------------------------------------------------------------------
Amount of purchase       Net amount    Offering    Net amount     Offering
at offering price ($)     invested      price*      invested       price*
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Under 50,000                6.10%        5.75%        3.63%        3.50%
50,000 but under
100,000                     4.71         4.50         2.56         2.50
100,000 but under
250,000                     3.63         3.50         1.52         1.50
250,000 but under
500,000                     2.56         2.50         1.01         1.00
500,000 but under
1,000,000                   2.04         2.00         NONE         NONE
1,000,000 and above         NONE         NONE         NONE         NONE
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* Offering price includes sales charge.

Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase       1      2      3      4      5      6      7+
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Charge                    5%     4%     3%     3%     2%     1%     0%

A deferred sales charge of 1% will apply to class C shares if redeemed within one year of purchase. A deferred sales charge of up to 1% may apply to class A shares purchased without an initial sales charge if redeemed within two years of purchase. A deferred sales charge of 0.65% may apply to class M shares purchased without a sales charge if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is included in the SAI. You may consult your financial advisor or Putnam Retail Management for assistance.

* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class.

* Payments to dealers. As disclosed in the SAI, Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealers who sell certain classes of fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

How do I sell fund shares?

You can sell your shares back to the fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV, less any applicable deferred sales charge. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

By telephone. You may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for your shares. The telephone redemption privilege may be modified or terminated without notice.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

* When will the fund pay me? The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete and return an Exchange Authorization Form, which is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone exchange privilege is not available if the fund issued certificates for your shares. You may also exchange shares via the Internet at www.putnaminvestments.com. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

The fund normally distributes any net investment income quarterly and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Distributions of gains from investments that the fund owned for more than one year are taxable as capital gains. Distributions of gains from investments that the fund owned for one year or less and gains on the sale of bonds characterized as market discount are taxable as ordinary income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the fund's investment in foreign securities or foreign currencies may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                           Year ended July 31
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $15.02          $17.24          $15.77          $18.49          $18.82
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .37             .45             .52             .55             .57
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              .81           (2.17)           1.49           (1.44)            .90
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.18           (1.72)           2.01            (.89)           1.47
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.48)           (.48)           (.53)           (.58)           (.55)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --            (.02)           (.01)          (1.25)          (1.25)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.48)           (.50)           (.54)          (1.83)          (1.80)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $15.72          $15.02          $17.24          $15.77          $18.49
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 8.06          (10.20)          12.86           (5.09)           8.33
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $3,784,601      $2,990,984      $3,176,287      $3,030,281      $3,937,264
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               .99             .96             .92             .93             .93
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              2.50            2.75            3.11            3.32            3.10
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               121.38 (d)(e)   131.89 (d)      333.46          140.92          127.68
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                           Year ended July 31
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $14.87          $17.07          $15.62          $18.33          $18.67
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .26             .33             .39             .42             .43
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              .80           (2.15)           1.48           (1.43)            .90
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.06           (1.82)           1.87           (1.01)           1.33
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.37)           (.36)           (.41)           (.45)           (.42)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --            (.02)           (.01)          (1.25)          (1.25)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.37)           (.38)           (.42)          (1.70)          (1.67)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $15.56          $14.87          $17.07          $15.62          $18.33
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 7.25          (10.86)          12.02           (5.82)           7.55
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $1,308,605      $1,068,667      $1,199,676      $1,175,947      $1,641,515
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.74            1.71            1.67            1.68            1.68
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              1.75            2.00            2.36            2.57            2.35
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               121.38 (d)(e)   131.89 (d)      333.46          140.92          127.68
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS  C
------------------------------------------------------------------------------------------------------------

                                                                                                   For the
                                                                                                   period
Per-share                                                                                      July 26, 1999+
operating performance                                     Year ended July 31                     to July 31
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000          1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $14.94          $17.16          $15.71          $18.49        $18.76
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)        .26             .33             .39             .42            -- (f)
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              .80           (2.16)           1.49           (1.44)         (.27)
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.06           (1.83)           1.88           (1.02)         (.27)
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.37)           (.37)           (.42)           (.51)           --
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --            (.02)           (.01)          (1.25)           --
------------------------------------------------------------------------------------------------------------
Total distributions                    (.37)           (.39)           (.43)          (1.76)           --
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $15.63          $14.94          $17.16          $15.71        $18.49
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 7.25          (10.88)          12.02           (5.82)        (1.44)*
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $91,282         $53,186         $37,453         $20,642          $565
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.74            1.71            1.67            1.68           .03*
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)              1.73            1.99            2.32            2.60          (.03)*
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               121.38 (d)(e)   131.89 (d)      333.46          140.92        127.68
------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

(f) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                           Year ended July 31
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $14.87          $17.08          $15.63          $18.33          $18.67
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .30             .37             .43             .46             .47
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              .80           (2.16)           1.48           (1.42)            .90
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.10           (1.79)           1.91            (.96)           1.37
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.40)           (.40)           (.45)           (.49)           (.46)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --            (.02)           (.01)          (1.25)          (1.25)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.40)           (.42)           (.46)          (1.74)          (1.71)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $15.57          $14.87          $17.08          $15.63          $18.33
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 7.58          (10.69)          12.31           (5.52)           7.80
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $239,662        $222,176        $252,802        $223,246        $293,336
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.49            1.46            1.42            1.43            1.43
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              2.02            2.25            2.60            2.82            2.61
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               121.38 (d)(e)   131.89 (d)      333.46          140.92          127.68
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS R
----------------------------------------------------------------------------
                                                              For the
                                                              period
                                                            January 21,
Per-share                                                     2003+
operating performance                                       to July 31
----------------------------------------------------------------------------
                                                               2003
----------------------------------------------------------------------------
Net asset value,
beginning of period                                          $15.05
----------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------
Net investment income (a)                                       .17
----------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                             .65
----------------------------------------------------------------------------
Total from
investment operations                                           .82
----------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------
From net
investment income                                              (.17)
----------------------------------------------------------------------------
Total distributions                                            (.17)
----------------------------------------------------------------------------
Net asset value,
end of period                                                $15.70
----------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                         5.52*
----------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                   $1
----------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                       .65*
----------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                      1.18*
----------------------------------------------------------------------------
Portfolio turnover (%)                                       121.38 (d)(e)
----------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.


Glossary of terms

-------------------------------------------------------------------------------
Bond                An IOU issued by a government or corporation that
                    usually pays interest.
-------------------------------------------------------------------------------
Capital             A rise in an investment's principal value. Also used to
appreciation        describe the investment objective of a mutual fund
                    whose primary criterion for choosing securities is the
                    potential to rise in value rather than to provide dividend income.
-------------------------------------------------------------------------------
Capital             A profit or loss on the sale of securities (generally
gain/loss           stocks or bonds).
-------------------------------------------------------------------------------
Class A, B, C,      Types of shares, each class offering investors a different
M, R, T shares      way to pay sales charges and distribution fees. A fund's
                    prospectus explains the availability and attributes of
                    each type.
-------------------------------------------------------------------------------
Common              A unit of ownership of a corporation.
stock
-------------------------------------------------------------------------------
Contingent          A charge applied at the time of redemption of certain
deferred sales      mutual fund shares, rather than at the time of purchase.
charge              A fund's CDSC generally declines each year after
(CDSC)              purchase, until it no longer applies.
-------------------------------------------------------------------------------
Cost basis          The purchase price of mutual fund shares for tax
                    purposes, adjusted for such things as share splits,
                    distributions, and return of capital distributions.
-------------------------------------------------------------------------------
Declaration         The date on which the Trustees approve the amount of
date                a mutual fund's next distribution.
-------------------------------------------------------------------------------
Distribution        A payment from a mutual fund to shareholders. It may
                    include interest from bonds and dividends from stocks
                    (dividend distributions). It may also include profits from the sale of securities from the fund's portfolio (capital
                    gains distributions).
-------------------------------------------------------------------------------
Diversification     Investing in a number of securities to reduce the effect of any one investment performing poorly.  A basic premise
                    of mutual fund investing.
-------------------------------------------------------------------------------
Equity              Securities representing ownership in a corporation.
securities          Common stock and preferred stock are equity
                    securities.
-------------------------------------------------------------------------------
Ex-dividend         The date on or after which a holder of newly-issued
date                shares will not receive the fund's next distribution. For
                    Putnam funds, it is the same as the record date.
-------------------------------------------------------------------------------
Fiscal year         Typically an accounting period of 365 days (366 days in
                    leap years) for which a mutual fund prepares financial
                    statements and performance data. For administrative
                    reasons, it often differs from a calendar year.
-------------------------------------------------------------------------------
Fixed-income        Securities that pay an unchanging rate of interest or
securities          dividends. Bonds, notes, bills, money market
                    instruments, and preferred stocks may all be considered
                    fixed-income securities.
-------------------------------------------------------------------------------
Net asset           The value of one share of a mutual fund without
value (NAV)         regard to sales charges. Some bond funds aim for a
                    steady NAV, representing stability; most stock funds
                    aim to raise NAV, representing growth in the value of
                    an investment.
-------------------------------------------------------------------------------
Payable date        The date on which a mutual fund pays its distributions to
                    shareholders.
-------------------------------------------------------------------------------
Public              The purchase price of one class A or class M share
offering price      of a mutual fund, including the applicable "front-end"
(POP)               sales charge.
-------------------------------------------------------------------------------
Record date         The date used to determine which shareholders are entitled to a distribution.  After the record date, shares are
                    sold "ex-dividend," or without the dividend. For Putnam
                    funds, the ex-dividend date is the same as the record date.
-------------------------------------------------------------------------------
Total return        A measure of performance showing the change in the
                    value of an investment over a given period, assuming all
                    earnings are reinvested.
-------------------------------------------------------------------------------
Yield               The percentage rate at which a fund has earned income
                    from its investments over the indicated period. "SEC yield" (for funds other than money market funds) is a current return based on net investment income over a recent 30-day period, computed on a yield-to-maturity basis, which may differ from net investment income as determined for financial reporting purposes. This return is calculated by annualizing the fund's net investment income dividends or distributions over the indicated period and dividing by the price of a share at the end of the period.


Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

* SYSTEMATIC INVESTMENT PLAN

Invest as much as you wish ($25 or more). The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

* SYSTEMATIC WITHDRAWAL

Make regular withdrawals of $50 or more monthly, quarterly, semiannually, or annually from your Putnam mutual fund account valued at $5,000 or more.

* SYSTEMATIC EXCHANGE

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis. There is no additional charge for this service.

* FREE EXCHANGE PRIVILEGE

Exchange money between Putnam funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

* DIVIDENDS PLUS

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

* STATEMENT OF INTENTION

To reduce a front-end sales charge, you may agree to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $25,000, $50,000, or $100,000. Whenever you make an investment under this arrangement, you or your financial advisor should notify Putnam Investor Services that a Statement of Intention is in effect.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and system atic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at www.putnaminvestments.com.

For more information about any of these services and privileges, call your financial advisor or a Putnam customer service representative toll free at 1-800-225-1581.

Putnam Family of Funds a

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

PUTNAM GROWTH FUNDS

Putnam Discovery Growth Fund
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International New Opportunities Fund
Putnam New Opportunities Fund
Putnam OTC & Emerging Growth Fund
Putnam Small Cap Growth Fund
Putnam Vista Fund
Putnam Voyager Fund

PUTNAM BLEND FUNDS

Putnam Capital Appreciation Fund
Putnam Capital Opportunities Fund
Putnam Europe Equity Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam Investors Fund
Putnam Research Fund
Putnam Tax Smart Equity Fund
Putnam Utilities Growth and Income Fund

PUTNAM VALUE FUNDS

Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam International Growth and Income Fund
Putnam Mid Cap Value Fund
Putnam New Value Fund
Putnam Small Cap Value Fund b

PUTNAM INCOME FUNDS

Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Global Income Trust
Putnam High Yield Advantage Fund b
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Money Market Fund c
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS

Putnam Municipal Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund c
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund

Putnam State tax-free income funds d
Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

PUTNAM ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio

a As of 9/30/03.

b Closed to new investors.

c An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in such funds.

d Not available in all states.


For more information
about The George Putnam
Fund of Boston

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent auditor's report and financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 41203
             Providence, Rhode Island 02940-1203

             www.putnaminvestments.com

             File No. 811-58          NP021 203223 11/03



Prospectus

November 30, 2003

The George Putnam Fund of Boston

Class A shares -- for eligible retirement plans
Investment Category: Value

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully. This prospectus only offers class A shares of the fund without a sales charge to eligible retirement plans.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 3  Performance information

 4  Fees and expenses

 4  What are the fund's main investment strategies and related risks?

 8  Who manages the fund?

 9  How does the fund price its shares?

10  How do I buy fund shares?

11  How do I sell fund shares?

11  How do I exchange fund shares?

12  Fund distributions and taxes

12  Financial highlights

Putnam Defined Contribution Plans

[SCALE LOGO OMITTED]



Fund summary

GOAL

The fund seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS AND BONDS

We invest mainly in a combination of bonds and U.S. value stocks with a greater focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that the issuers of the fund's fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class A shares. The table following the chart compares the fund's performance to that of three broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1993        10.90%
1994        -0.38%
1995        30.12%
1996        16.26%
1997        21.02%
1998        10.60%
1999         0.12%
2000         9.28%
2001         0.51%
2002        -8.42%

Year-to-date performance through 9/30/03 was 8.92%. During the periods shown in the bar chart, the highest return for a quarter was 9.60% (quarter ending 6/30/97) and the lowest return for a quarter was -10.81% (quarter ending 9/30/02).

Average Annual Total Returns (for periods ending 12/31/02)
-------------------------------------------------------------------------------
                                                    Past       Past       Past
                                                   1 year    5 years   10 years
-------------------------------------------------------------------------------
Class A                                            -8.42%      2.18%     8.46%
Standard & Poor's
500/Barra Value Index                             -20.85%     -0.85%     9.39%
Lehman Aggregate Bond Index                        10.25%      7.55%     7.51%
George Putnam Blended Index                        -8.68%      3.01%     9.01%
-------------------------------------------------------------------------------

Class A share performance reflects the waiver of sales charges for purchases through eligible retirement plans. The fund's performance is compared to the Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities. The fund's performance is also compared to the Standard & Poor's 500/Barra Value Index, an unmanaged index of capitalization weighted stocks chosen for their value orientation. In addition, the fund's performance is compared to the George Putnam Blended Index, an unmanaged index administered by Putnam Management, 60% of which is the Standard & Poor's 500/Barra Value Index and 40% of which is the Lehman Aggregate Bond Index.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class A shares of the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------

Maximum Sales Charge (Load)                       NONE
Maximum Deferred Sales Charge (Load)             0.75%*
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                Distribution               Total Annual
                   Management     (12b-1)        Other    Fund Operating
                     Fees          Fees         Expenses     Expenses
-------------------------------------------------------------------------------
Class A              0.48%         0.25%         0.26%        0.99%
-------------------------------------------------------------------------------

* The deferred sales charge may apply if a plan redeems 90% or more of its cumulative purchases within two years of its initial purchase and Putnam Retail Management paid a commission on the plan's purchases, unless otherwise agreed with Putnam Retail Management.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                       1 year       3 years       5 years      10 years

-------------------------------------------------------------------------------
Class A                 $176          $315          $547        $1,213
-------------------------------------------------------------------------------

What are the fund's main
investment strategies and
related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in bonds and value stocks. Under normal market conditions, we invest at least 25% of the fund's total assets in fixed-income securities, including debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest in non-investment-grade investments. However, we will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated securities we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment. Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Mortgage-backed investments. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to other debt, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make it difficult to buy or sell them.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities, and asset-backed securities, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.48% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Large-Cap Value, Core Fixed Income and Global Asset Allocation Teams are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

-------------------------------------------------------------------------------
Portfolio leader         Since  Experience
-------------------------------------------------------------------------------
Jeanne L. Mockard        2000   1985 - Present   Putnam Management
-------------------------------------------------------------------------------

Portfolio members        Since  Experience
-------------------------------------------------------------------------------
Kevin M. Cronin          2003   1997 - Present   Putnam Management
-------------------------------------------------------------------------------
Jeffrey L. Knight        2001   1993 - Present   Putnam Management
-------------------------------------------------------------------------------

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan's completed buy order before the close of regular trading on the New York Stock Exchange for shares to be bought at that day's offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if Putnam Management determines that doing so would be in the best interests of the fund and its shareholders.

* Distribution (12b-1) plan. The fund has adopted a distribution plan to pay for the marketing of class A shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average net assets) of up to 0.35%. The Trustees currently limit payments on class A shares to 0.25% of average net assets. Because the fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment.

* Payments to dealers. As disclosed in the SAI, Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealers who sell certain classes of fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

* Eligible retirement plans. An employer-sponsored retirement plan is eligible to purchase class A shares without an initial sales charge through this prospectus if it invests at least $1 million in class A shares. A deferred sales charge of up to 0.75% may apply if the plan redeems 90% or more of its cumulative purchases within two years of the plan's initial purchase of class A shares, and if Putnam Retail Management paid a commission on the plan's purchase, unless the dealer of record has made other arrangements with Putnam Retail Management.

How do I sell fund shares?

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan back to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that the plan may impose, please consult your employer.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form. In order to receive that day's NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the New York Stock Exchange.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer's plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.

Fund distributions and taxes

The fund normally distributes any net investment income quarterly and any net realized capital gains annually.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares, although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended July 31
------------------------------------------------------------------------------------------------
                               2003            2002            2001            2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period          $15.02          $17.24          $15.77          $18.49       $18.82
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment income (a)       .37             .45             .52             .55          .57
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments      .81           (2.17)           1.49           (1.44)         .90
------------------------------------------------------------------------------------------------
Total from
investment operations          1.18           (1.72)           2.01            (.89)        1.47
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income              (.48)           (.48)           (.53)           (.58)        (.55)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                   --            (.02)           (.01)          (1.25)       (1.25)
------------------------------------------------------------------------------------------------
Total distributions            (.48)           (.50)           (.54)          (1.83)       (1.80)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                $15.72          $15.02          $17.24          $15.77       $18.49
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)         8.06          (10.20)          12.86           (5.09)        8.33
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)           $3,784,601      $2,990,984      $3,176,287      $3,030,281   $3,937,264
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)       .99             .96             .92             .93          .93
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)      2.50            2.75            3.11            3.32         3.10
------------------------------------------------------------------------------------------------
Portfolio turnover (%)       121.38(d)(e)    131.89(d)       333.46          140.92       127.68
------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.




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For more information
about The George Putnam
Fund of Boston

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent auditor's report and financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.




PUTNAM  INVESTMENTS

             Putnam Defined Contribution Plans
             One Post Office Square
             Boston, Massachusetts 02109
             1-800-752-9894

             Address correspondence to
             Putnam Investor Services
             P.O. Box 9740
             Providence, Rhode Island 02940-9740

             www.putnaminvestments.com

             DA001 207288 11/03      File No. 811-58



Prospectus

November 30, 2003

The George Putnam
Fund of Boston

Class Y shares
Investment Category: Value

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 3  Performance information

 4  Fees and expenses

 4  What are the fund's main investment
    strategies and related risks?

 8  Who manages the fund?

 9  How does the fund price its shares?

 9  How do I buy fund shares?

11  How do I sell fund shares?

11  How do I exchange fund shares?

12  Fund distributions and taxes

12  Financial highlights


Putnam Defined Contribution Plans

[SCALE LOGO OMITTED]



Fund summary

GOAL

The fund seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS AND BONDS

We invest mainly in a combination of bonds and U.S. value stocks with a greater focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that the issuers of the fund's fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class Y shares. The table following the chart compares the fund's performance to that of three broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1993        10.90%
1994        -0.04%
1995        30.40%
1996        16.52%
1997        21.35%
1998        10.91%
1999         0.31%
2000         9.61%
2001         0.71%
2002        -8.18%

Year-to-date performance through 9/30/03 was 9.10%. During the periods shown in the bar chart, the highest return for a quarter was 9.65% (quarter ending 6/30/97) and the lowest return for a quarter was -10.71% (quarter ending 9/30/02).

Average Annual Total Returns (for periods ending 12/31/02)
------------------------------------------------------------------------------
                                  Past       Past       Past
                                 1 year    5 years    10 years
------------------------------------------------------------------------------
Class Y                          -8.18%     2.43%      8.71%
Standard & Poor's 500/
Barra Value Index               -20.85%    -0.85%      9.39%
Lehman Aggregate Bond Index      10.25%     7.55%      7.51%
George Putnam Blended Index      -8.68%     3.01%      9.01%
------------------------------------------------------------------------------

Performance information shown in the bar chart and table above, for periods prior to the inception of class Y shares on 4/1/94, is derived from the historical performance of the fund's class A shares (not offered by this prospectus). Performance of class Y shares does not reflect the initial sales charge currently applicable to class A shares or differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares.

The fund's performance is compared to the Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities. The fund's performance is also compared to the Standard & Poor's 500/Barra Value Index, an unmanaged index of capitalization weighted stocks chosen for their value orientation. In addition, the fund's performance is compared to the George Putnam Blended Index, an unmanaged index administered by Putnam Management, 60% of which is the Standard & Poor's 500/Barra Value Index and 40% of which is the Lehman Aggregate Bond Index.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class Y shares of the fund. Expenses are based on the fund's last fiscal year.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                  Total Annual
                       Management       Other    Fund Operating
                          Fees        Expenses      Expenses

------------------------------------------------------------------------------
Class Y                  0.48%         0.26%         0.74%
------------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                        1 year       3 years       5 years      10 years
------------------------------------------------------------------------------
Class Y                   $76          $237          $411          $918
------------------------------------------------------------------------------

What are the fund's main
investment strategies and
related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in bonds and value stocks. Under normal market conditions, we invest at least 25% of the fund's total assets in fixed-income securities, including debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest in non-investment-grade investments. However, we will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated securities we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment. Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Mortgage-backed investments. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to other debt, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make it difficult to buy or sell them.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities, and asset-backed securities, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.48% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Large-Cap Value, Core Fixed Income and Global
Asset Allocation Teams are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

------------------------------------------------------------------------
Portfolio leader         Since  Experience
------------------------------------------------------------------------
Jeanne L. Mockard        2000   1985 - Present   Putnam Management
------------------------------------------------------------------------
Portfolio members        Since  Experience
------------------------------------------------------------------------
Kevin M. Cronin          2003   1997 - Present   Putnam Management
------------------------------------------------------------------------
Jeffrey L. Knight        2001   1993 - Present   Putnam Management
------------------------------------------------------------------------

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan's completed buy order before the close of regular trading on the New York Stock Exchange for shares to be bought at that day's offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if Putnam Management determines that doing so would be in the best interests of the fund and its shareholders.

* Eligible purchasers. A defined contribution plan (including a corporate
  IRA) is eligible to purchase class Y shares if approved by Putnam and if

* the plan, its sponsor and other employee benefit plans of the sponsor invest at least $150 million in Putnam funds and other investments managed by Putnam Management or its affiliates, or the average investment in Putnam-managed assets of accounts in the plan is at least $30,000; or

* the plan's sponsor confirms a good faith expectation that, within such period after initial purchase as is agreed by the sponsor and Putnam, investments in Putnam-managed assets will attain the level or average account size specified above, using the higher of purchase price or current market value, and agrees that class Y shares may be redeemed and class A shares purchased if that level is not attained.

College savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, bank trust departments and trust companies, and other defined contribution plans, if approved by Putnam, are also eligible to purchase class Y shares.

* Payments to dealers. As disclosed in the SAI, Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealers who sell certain classes of fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

How do I sell fund shares?

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan back to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that the plan may impose, please consult your employer.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form. In order to receive that day's NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the New York Stock Exchange.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer's plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.

Fund distributions and taxes

The fund normally distributes any net investment income quarterly and any net realized capital gains annually.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares, although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.


FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-------------------------------------------------------------------------------------------------
                                     2003          2002          2001          2000          1999
-------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $15.05        $17.28        $15.80        $18.53        $18.85
-------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------
Net investment income (a)             .41           .49           .56           .60           .62
-------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            .82         (2.17)         1.50         (1.46)          .91
-------------------------------------------------------------------------------------------------
Total from
investment operations                1.23         (1.68)         2.06          (.86)         1.53
-------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------
From net
investment income                    (.52)         (.53)         (.57)         (.62)         (.60)
-------------------------------------------------------------------------------------------------
From net realized gain
on investments                         --          (.02)         (.01)        (1.25)        (1.25)
-------------------------------------------------------------------------------------------------
Total distributions                  (.52)         (.55)         (.58)        (1.87)        (1.85)
-------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $15.76        $15.05        $17.28        $15.80        $18.53
-------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               8.38        (10.01)        13.18         (4.89)         8.63
-------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $880,435      $731,900      $768,075      $621,363      $744,552
-------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             .74           .71           .67           .68           .68
-------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            2.76          3.00          3.35          3.57          3.33
-------------------------------------------------------------------------------------------------
Portfolio turnover (%)             121.38(d)(e)  131.89(d)     333.46        140.92        127.68
-------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.




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For more information
about The George Putnam
Fund of Boston

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent auditor's report and financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.




PUTNAM INVESTMENTS

             Putnam Defined Contribution Plans
             One Post Office Square
             Boston, Massachusetts 02109
             1-800-752-9894

             Address correspondence to
             Putnam Investor Services
             P.O. Box 9740
             Providence, Rhode Island 02940-9740

             www.putnaminvestments.com

             DY001 207289 11/03     File No. 811-58



THE GEORGE PUTNAM FUND OF BOSTON

FORM N-1A
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

November 30, 2003

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Certain disclosure has been incorporated by reference from the fund's annual report. For a free copy of the fund's annual report or prospectus dated November 30, 2003, as revised from time to time, call Putnam Investor Services at 1-800-225-1581 or write Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the fund . Part II includes information about the fund and the other Putnam funds.

502090

Table of Contents

PART I

FUND ORGANIZATION AND CLASSIFICATION...................................... I-3
INVESTMENT RESTRICTIONS................................................... I-4
CHARGES AND EXPENSES...................................................... I-5
INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS............................ I-13

PART II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS................ II-1
TAXES................................................................... II-25
MANAGEMENT.............................................................. II-30
DETERMINATION OF NET ASSET VALUE........................................ II-41
HOW TO BUY SHARES....................................................... II-42
DISTRIBUTION PLANS...................................................... II-52
INVESTOR SERVICES....................................................... II-56
SIGNATURE GUARANTEES.................................................... II-60
SUSPENSION OF REDEMPTIONS............................................... II-60
SHAREHOLDER LIABILITY................................................... II-60
PROXY VOTING GUIDELINES AND PROCEDURES.................................. II-60
STANDARD PERFORMANCE MEASURES........................................... II-60
ADVERTISING AND SALES LITERATURE........................................ II-62
SECURITIES RATINGS...................................................... II-67
DEFINITIONS............................................................. II-72
APPENDIX A.............................................................. II-73

SAI
PART I
FUND ORGANIZATION AND CLASSIFICATION

The George Putnam Fund of Boston is a Massachusetts business trust organized on November 1, 1937. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

The fund is an open-end management investment company with an unlimited number of authorized shares of beneficial interest which may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the fund may not and will not:

(1) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(3) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(4) Invest in commodities or commodity contracts except that it may purchase or sell financial futures contracts and options thereon.

(5) Act as an underwriter except to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(6) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(7) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(8) Purchase any security the disposition of which is restricted under federal securities laws if as a result more than 15% of the fund's net assets, taken at current value, would be invested in such securities, excluding restricted securities that have been determined by the Trustees of the fund (or the person designated by them to make such determinations) to be readily marketable.

(9) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

The Trustees may not deal with the fund as principal in the purchase or sale of securities, or borrow money or property from the fund.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
(c).

All percentage limitations on investments (other than pursuant to the non-fundamental restriction) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

CHARGES AND EXPENSES

Management fees

Under a Management Contract dated July 11, 1996, the fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the annual rate of:

0.65% of the first $500 million of average net assets;
0.55% of the next $500 million;
0.50% of the next $500 million;
0.45% of the next $5 billion;
0.425% of the next $5 billion;
0.405% of the next $5 billion;
0.39% of the next $5 billion; and
0.38% thereafter.

For the past three fiscal years, pursuant to the management contract, the fund incurred the following fees:

Fiscal year           Management fee paid

2003                      $28,030,438
2002                      $26,120,895
2001                      $25,688,344

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:

                           Brokerage
Fiscal year               commissions

2003                       $7,443,226
2002                       $5,616,008
2001                       $4,580,873

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research, statistical and quotation services received by Putnam Management and its affiliates:

Dollar value         Percentage of
  of these              total               Amount of
transactions         transactions          commissions

$1,831,979,699          15.34%              $2,929,353

At the end of fiscal 2003, the fund held securities valued at $86,663,160 of Bank of America Corp., $28,914,250 of Merrill Lynch & Co., Inc., $811,561 of American Express Co., $4,057,513 of Lehman Brothers Holdings, Inc., $3,881,155 of Goldman Sachs Group, Inc., $194,926,957 of Citigroup, Inc., each firm is one of the fund's regular broker-dealers.

Administrative expense reimbursement

The fund reimbursed Putnam Management for administrative services during fiscal 2003, including compensation of certain fund officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit, as follows:

                           Portion of total
                           reimbursement for
Total                      compensation and
reimbursement               contributions

$46,734                       $36,737

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2002.

                         Dollar Range of The      Aggregate dollar range
                         George Putnam Fund       of shares held in all
                             of Boston             of the Putnam funds
Name of Trustee            Shares Owned            overseen by Trustee

Jameson A. Baxter        $50,001-$100,000            over $100,000
Charles B. Curtis            $1-$10,000              over $100,000
John A. Hill               over $100,000             over $100,000
Ronald J. Jackson        $50,001-$100,000            over $100,000
Paul L. Joskow            $10,001-$50,000            over $100,000
Elizabeth T. Kennan       $10,001-$50,000            over $100,000
John H. Mullin, III      $50,001-$100,000            over $100,000
Robert E. Patterson       $10,001-$50,000            over $100,000
W. Thomas Stephens           $1-$10,000              over $100,000
W. Nicholas Thorndike        $1-$10,000              over $100,000
* George Putnam, III     $50,001-$100,000            over $100,000
*A.J.C. Smith             $10,001-$50,000            over $100,000

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Retail Management. George Putnam, III is the President of the fund and each of the other Putnam funds. A.J.C. Smith is Chairman of Putnam Investments and serves as Director of Marsh & McLennan Companies, Inc.

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Executive Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The Committees of the Board of Trustees, and the number of times each Committee met during your fund's fiscal year, are shown in the table below:

Audit and Pricing Committee                              11
Board Policy and Nominating Committee                    10
Brokerage and Custody Committee                           3
Communication, Service and Marketing Committee            7
Contract Committee                                       12
Distributions Committee                                   8
Executive Committee                                       1
Investment Oversight Committees                          31

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2003, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2002:



COMPENSATION TABLE

                                                      Estimated annual        Total
                 Aggregate     Pension or retirement  benefits from all   compensation
            compensation from  benefits accrued as    Putnam funds upon  from all Putnam
Trustees/Year  the fund (1)    part of fund expenses   retirement (2)      funds (3)
----------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)         $5,050               $1,476              $100,000          $216,750

Charles B. Curtis/
2001             $4,953               $1,121              $100,000          $206,250

John A. Hill/
1985 (4)(6)      $8,511               $1,771              $200,000          $388,250

Ronald J. Jackson/
1996 (4)         $4,955               $1,376              $100,000          $207,250

Paul L. Joskow/
1997 (4)         $5,003               $1,212              $100,000          $203,750

Elizabeth T. Kennan/
1992             $4,976               $1,821              $100,000          $204,250

Lawrence J. Lasser/
1992 (5)             $0                 $832               $92,500                $0

John H. Mullin, III/
1997 (4)         $5,013               $1,845              $100,000          $210,000

Robert E. Patterson/
1984             $5,013                 $987              $100,000          $211,000

George Putnam, III/
1984 (6)         $6,192                 $817              $125,000          $253,000

A.J. C. Smith/
1986 (5)             $0               $1,883               $91,833                $0

W. Thomas Stephens/
1997 (4)         $4,922               $1,698              $100,000          $203,250

W. Nicholas Thorndike/
1992             $5,025               $2,358              $100,000          $204,500


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2002.

(3) As of December 31, 2002, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Ms. Baxter, Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin, and Mr. Stephens as of July 31, 2003 were $19,003, $52,508, $26,755,
$20,034, $21,753 and $8,528, respectively, including income earned on such amounts.

(5) Marsh & McLennan Companies, Inc. compensates Mr. Smith for his services as Trustees. The estimated annual retirement benefits shown in this table for Mr. Smith reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(6) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(7) Reflects resignation from the Board of Trustees of the Putnam funds on November 3, 2003. The estimated annual retirement benefits shown in this table for Mr. Lasser reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see "Management" in
Part II of this SAI.

Share ownership

At October 31, 2003, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.


  Class                    Shareholder name
                             and address                           Percentage
                                                                     owned

   A                    Edward D. Jones & Co.                        18.90%
                        P.O. Box 2500
                        Maryland Hts, MO 63043-8500

   B                    Edward D. Jones & Co.                        11.30%
                        P.O. Box 2500
                        Maryland Hts, MO 63043-8500

   C                    Edward D. Jones & Co.                         5.60%
                        P.O. Box 2500
                        Maryland Hts, MO 63043-8500

   M                    Carwash & Co.                                57.00%
                        200 Newport Ave.
                        Quincy, MA 02171-2102

   M                    Edward D. Jones & Co.                         6.60%
                        P.O. Box 2500
                        Maryland Hts, MO 63043-8500

   R                    Putnam Investments LLC                      100.00%
                        One Post Office Square
                        Boston, MA 02109

   Y*                   Borg-Warner Automotive Inc.                  12.30%
                        Retirement Savings Plan

   Y*                   Nordstrom Air Savings Investment Plan         9.80%

   Y*                   The Thomson Holdings Inc.                     9.00%
                        Savings Plan

   Y*                   Abbott Laboratories Stock                     7.10%
                        Retirement Programs

   Y*                   The ServiceMaster Company                     6.50%

   Y*                   Clarian Health Partners, Inc.                 6.50%


* The address for the names listed is:

c/o Putnam Fiduciary Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062-9105.

Distribution fees

During fiscal 2003, the fund paid the following 12b-1 fees to Putnam Retail Management:

        Class A        Class B        Class C        Class M        Class R

      $8,792,306    $12,274,410       $761,800     $1,724,366          $3


Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

                                        Sales charges
                   Total               retained by Putnam       Contingent
Fiscal           front-end             Retail Management      deferred sales
 year          sales charges        after dealer concessions      charges

2003             $5,506,066                $953,001              $12,889
2002             $5,190,242                $892,750              $15,910
2001             $5,088,057                $867,247              $21,761

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Fiscal year                   Contingent deferred
                                 sales charges

2003                              $2,091,859
2002                              $2,029,241
2001                              $2,055,738

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Fiscal year                   Contingent deferred
                                 sales charges

2003                                $8,111
2002                                $6,677
2001                                $7,076

Class M sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

                                        Sales charges
                   Total               retained by Putnam       Contingent
Fiscal           front-end             Retail Management      deferred sales
 year          sales charges        after dealer concessions      charges

2003              $79,242                  $17,833                   $0
2002              $70,369                  $11,558                   $0
2001              $73,768                  $12,701                   $0

Investor servicing and custody fees and expenses

During the 2003 fiscal year, the fund incurred $11,394,076 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company.

INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, are the fund's independent auditors providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Auditors, financial highlights and financial statements included in the fund's Annual Report for the fiscal year ended July 31, 2003, filed electronically on September 29, 2003, (File No. 811-58), are incorporated by reference into this SAI. The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the report of the independent auditors, given on their authority as experts in auditing and accounting.


TABLE OF CONTENTS

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS       II-1
TAXES                                                          II-25

MANAGEMENT                                                     II-30

DETERMINATION OF NET ASSET VALUE                               II-41
HOW TO BUY SHARES                                              II-42
DISTRIBUTION PLANS                                             II-52
INVESTOR SERVICES                                              II-56

SIGNATURE GUARANTEES                                           II-60
SUSPENSION OF REDEMPTIONS                                      II-60
SHAREHOLDER LIABILITY                                          II-60
PROXY VOTING GUIDELINES AND PROCEDURES                         II-60
STANDARD PERFORMANCE MEASURES                                  II-60
ADVERTISING AND SALES LITERATURE                               II-62

SECURITIES RATINGS                                             II-67

DEFINITIONS                                                    II-72
APPENDIX A                                                     II-73



THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION ("SAI")
PART II

As noted in the prospectus, in addition to the principal investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in the fund's prospectus or Part I of this SAI, or by applicable law, the fund may engage in each of the practices described below. Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described below apply to them.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

Foreign Investments

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with
investments in "emerging markets."   For example, political and economic
structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options.
In addition, the fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities.
 The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

The fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions."

The fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Currency forward and futures contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Options on Securities


Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam in accordance with procedures established by the Trustees, in such amount are segregated by its custodian), when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam in accordance with procedures established by the Trustees, in such amount are segregated by its custodian). In the case of put options, the fund will segregate assets determined to be liquid by Putnam in accordance with procedures established by the Trustees equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.


The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

Investments in Miscellaneous Fixed-Income Securities

If the fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. The fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's assets. Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values
of lower-rated securities.   Changes by nationally recognized securities
rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Loan Participations and Other Floating Rate Loans.

The fund may invest in "loan participations." By purchasing a loan participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loan participations may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

With respect to its management of investments in floating rate loans, Putnam will normally seek to avoid receiving material, non-public information ("Confidential Information") about the issuers of floating rate loans being considered for acquisition by the fund or held in the fund's portfolio. In many instances, issuers may offer to furnish Confidential Information to prospective purchasers, and to holders, of the issuer's floating rate loans. Putnam's decision not to receive Confidential Information may place Putnam at a disadvantage relative to other investors in floating rate loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of floating rate loans are asked to grant amendments, waivers or consent, Putnam's ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam's decision not to receive Confidential Information under normal circumstances could adversely affect the fund's investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Putnam may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund's portfolio. Possession of such information may in some instances occur despite Putnam's efforts to avoid such possession, but in other instances Putnam may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam may hold other securities issued by borrowers whose floating rate loans may be held in the fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, Putnam may owe conflicting fiduciary duties to the fund and other client accounts. Putnam will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam's client accounts collectively held only a single category of the issuer's securities.

Floating Rate and Variable Rate Demand Notes

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Mortgage Related and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates.
These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates.
 Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities.
 Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments.
The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. These types of instruments are often structured to perform in a similar fashion to a broad based securities index. Investing in these types of securities involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and the corresponding state's personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt securities, although the current federal tax laws place substantial limitations on the size of such issues.

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt securities. The money market funds may also invest in Tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Tax-exempt securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from the fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. The fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the fund.

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Additional risks. Securities in which the fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further proposals limiting the issuance of Tax-exempt securities may well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Alternative Investment Strategies

Under normal market conditions, each fund seeks to remain fully invested and to minimize its cash holdings. However, at times Putnam Management may judge that market conditions make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. In implementing these strategies, the funds may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or any other securities Putnam Management considers consistent with such defensive strategies.

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.
 The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Futures Contracts and Related Options

Subject to applicable law the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index.
The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by the fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

Options on stock index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Index Warrants

The fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

Repurchase Agreements

The fund, unless it is a money market fund, may enter into repurchase agreements, amounting to not more than 25% of its total assets. Money market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Forward Commitments

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of the fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The fund's ability to engage in certain swap transactions may be limited by tax considerations.

The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus or in this SAI. The fund's use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Industry and sector groups

Putnam uses a customized set of industry and sector groups for classifying securities ("Putnam Investment Codes"). The Putnam Investment Codes are based on an expanded Standard & Poor's industry classification model, modified to be more representative of global investing and more applicable to both large and small capitalization securities.

TAXES

The following discussion of U.S. Federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. Federal tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter,
(i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner, to its shareholders in the form of dividends (including capital gain dividends).

If the fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the fund's shares. Only qualified dividend income received by the fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-- for taxable years beginning on or before December 31, 2008.

Exempt-interest dividends. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund's taxable year, at least 50% of the total value of the fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the fund intends to be qualified to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund's income that was tax-exempt during the period covered by the distribution.

Hedging transactions. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Certain of the fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund's book income is less than its taxable income, the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Foreign currency-denominated securities and related hedging transactions. The fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The back-up withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisers in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations issued on February 28, 2003, if a shareholder realizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.


MANAGEMENT

Trustees
-----------------------------------------------------------------------------------------------------------
Name, Address 1, Date of
Birth, Position(s) Held
with Fund and Length of            Principal
Service as a Putnam Fund       Occupation(s) During        Other Directorships
Trustee 2                         Past 5 Years             Held by Trustee
-----------------------------------------------------------------------------------------------------------
Jameson A. Baxter               President of Baxter        Director of ASHTA Chemicals, Inc., Banta
(9/6/43), Trustee since 1994    Associates, Inc.,          Corporation (a printing and digital
                                a private investment firm  imaging firm), Ryerson Tull, Inc.
                                that she founded in 1986.  (a steel service corporation),
                                                           Advocate Health Care and BoardSource
                                                           (formerly the National Center for Nonprofit
                                                           Boards).  She is Chairman Emeritus of the
                                                           Board of Trustees, Mount Holyoke College,
                                                           having served as Chairman for five years and
                                                           as a board member for thirteen years.  Until
                                                           2002, Ms. Baxter was a Director of Intermatic
                                                           Corporation (a manufacturer of energy control
                                                           products).
-----------------------------------------------------------------------------------------------------------
Charles B. Curtis               President and Chief        Member of the Council on Foreign
(4/27/40), Trustee since 2001   Operating Officer,         Relations, and the Trustee Advisory Council
                                Nuclear Threat Initiative  of the Applied Physics Laboratory, Johns
                                (a private foundation      Hopkins University and a Senior Advisor to
                                dealing with national      the United Nations Foundation.  Until 2003,
                                security issues).          Mr. Curtis was a Member of the Electric
                                                           Power Research Institute Advisory Council,
                                                           and the University of Chicago Board of
                                                           Governors for Argonne National Laboratory.
                                                           Prior to 2002, Mr. Curtis was a Member of
                                                           the Board of Directors of the Gas Technology
                                                           Institute and the Board of Directors of the
                                                           Environment and Natural Resources Program
                                                           Steering Committee, John F. Kennedy School of
                                                           Government, Harvard University.  Until 2001,
                                                           Mr. Curtis was a Member of the Department of
                                                           Defense Policy Board and Director of EG&G
                                                           Technical Services, Inc. (a fossil energy
                                                           research and development support company).
-----------------------------------------------------------------------------------------------------------
John A. Hill                    Vice President and         Director of Devon Energy Corporation,
(1/31/42),                      Managing Director,         TransMontaigne Oil Company, Continuum
Trustee since 1985 and          First Reserve              Health Partners of New York and various
Chairman since 2000             Corporation (a             private companies controlled by First
                                private equity buyout      Reserve Corporation, as well as a Trustee
                                firm that specializes      of TH Lee Putnam Investment Trust (a
                                in energy investments      closed-end investment company).  He is
                                in the diversified         also a Trustee of Sarah Lawrence College.
                                world-wide energy
                                industry).
-----------------------------------------------------------------------------------------------------------
Ronald J. Jackson               Private investor.          President of the Kathleen and Ronald J. Jackson
(12/17/43),                                                Foundation (a charitable trust).  He is also
Trustee since 1996                                         a Member of the Board of Overseers of WGBH (a
                                                           public television and radio station) as well as
                                                           a Member of the Board of Overseers of the
                                                           Peabody Essex Museum.
-----------------------------------------------------------------------------------------------------------
Paul L. Joskow (6/30/47),       Elizabeth and James        Director of National Grid Transco (a UK
Trustee since 1997              Killian Professor of       based holding company with interests in
                                Economics and Management,  electric and gas transmission and distribution,
                                and Director of the        and telecommunications infrastructure).
                                Center for Energy and      He also serves on the board of the Whitehead
                                Environmental Policy       Institute for Biomedical Research (a non-profit
                                Research at the            research institution) and has been President
                                Massachusetts Institute    of the Yale University Council since 1993.
                                of Technology.             Prior to February 2002, he was a Director of
                                                           State Farm Indemnity Company (an automobile
                                                           insurance company), and prior to March 2000,
                                                           he was a Director of New England Electric
                                                           System (a public utility holding company).
-----------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan             Partner in and Chairman    Trustee of Northeast Utilities and a Director
(2/25/38), Trustee              of Cambus-Kenneth          of Talbots, Inc. (a distributor of women's
since 1992                      Bloodstock, LLC (cattle    apparel) She is a trustee of Centre College
                                and thoroughbred horses).  and of Midway College in Midway, Kentucky. She
                                She is President Emeritus  is also a Member of The Trustees of Reservations.
                                of Mount Holyoke College.  Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior
                                                           to September 2000, she was a Director of Chastain
                                                           Real Estate; prior to June 2000, she was a
                                                           Director of Bell Atlantic Corp.; and prior to
                                                           November 1999, she was a Director of Kentucky
                                                           Home Life Insurance Co.
-----------------------------------------------------------------------------------------------------------
John H. Mullin, III             Chairman and CEO of        Director of Alex. Brown Realty, Inc., The Liberty
(6/15/41), Trustee              Ridgeway Farm (a limited   Corporation (a broadcasting company), Progress
since 1997                      liability company engaged  Energy, Inc. (a utility company, formerly known as
                                in timber and farming).    Carolina Power & Light) and Sonoco Products, Inc.
                                                           (a packaging company).  Mr. Mullin is Trustee
                                                           Emeritus of Washington & Lee University where he
                                                           served as Chairman of the Investment Committee.
                                                           Prior to May 2001, he was a Director of Graphic
                                                           Packaging International Corp.
-----------------------------------------------------------------------------------------------------------
Robert E. Patterson             Senior Partner of Cabot    Chairman of the Joslin Diabetes Center, a
(3/15/45), Trustee              Properties, L.P. and       Trustee of Sea Education Association and a
since 1984                      Chairman of Cabot          Director of Brandywine Trust Company.  Prior to
                                Properties, Inc.  Prior    December 2001, he served as a Trustee of Cabot
                                to December 2001, he was   Industrial Trust.
                                President of Cabot
                                Industrial Trust (a
                                publicly traded real
                                estate investment
                                trust).
-----------------------------------------------------------------------------------------------------------
W. Thomas Stephens              Serves on a number         Director of Xcel Energy Incorporated (a public
(9/2/42), Trustee               of corporate boards.       utility company), TransCanada Pipelines Limited,
since 1997                                                 Norske Canada, Inc. (a paper manufacturer) and
                                                           Qwest Communications.  Until 2003, Mr. Stephens
                                                           was a Director of Mail-Well, Inc. (a diversified
                                                           printing company). Prior to July 2001, Mr.
                                                           Stephens was Chairman of Mail-Well; and prior
                                                           to October 1999, he was CEO of MacMillan-Bloedel,
                                                           Ltd. (a forest products company).
-----------------------------------------------------------------------------------------------------------
W. Nicholas Thorndike           Serves on the boards       Director of Courier Corporation (a book publisher
(3/28/33), Trustee              of various corporations    and manufacturer) and The Providence Journal Co.
since 1992                      and charitable             (a newspaper publisher). He is also a Trustee of
                                organizations.             Northeastern University and an honorary Trustee
                                                           of Massachusetts General Hospital, where he
                                                           previously served as Chairman and President.
                                                           Prior to December 2001, he was a Trustee of Cabot
                                                           Industrial Trust; prior to September 2000, he was
                                                           a Director of Bradley Real Estate, Inc.; and
                                                           prior to April 2000, he was a Trustee of Eastern
                                                           Utilities Associates.
-----------------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------------
*George Putnam III              President of New           Director of The Boston Family Office, L.L.C.
(8/10/51), Trustee              Generation Research, Inc.  (a registered investment advisor), and a Trustee
since 1984 and                  (a publisher of financial  of St. Mark's School and Shore Country Day School.
President since                 advisory and other         Until 2002, Mr. Putnam was a Trustee of the Sea
2000                            research services) and     Education Association.
                                New Generation Advisers,
                                Inc. (a registered
                                investment advisor to
                                private funds).
                                Both firms he founded
                                in 1986.
-----------------------------------------------------------------------------------------------------------
*A.J.C. Smith                   Chairman of Putnam         Director of Trident Corp. (a limited partnership
(4/13/34), Trustee              Investments and            with over thirty institutional investors).  He
since 1986                      Director of Marsh &        is also a Trustee of the Carnegie Hall Society,
                                McLennan Companies, Inc.   the Educational Broadcasting Corporation and the
                                Prior to May 2000 and      National Museums of Scotland.  He is Chairman of
                                November 1999, Mr. Smith   the Central Park Conservancy and a Member of the
                                was Chairman and CEO,      Board of Overseers of the Joan and Sanford I.
                                respectively, of Marsh     Weill Graduate School of Medical Sciences of
                                & McLennan Companies, Inc. Cornell University.

-----------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA
  02109.  As of December 31, 2002, there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam
  Management, Putnam Retail Management or Marsh & McLennan Companies,
  Inc., the parent company of Putnam Investments and its affiliated companies.
  Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan
  Companies, Inc. George Putnam, III is the President of your Fund and each of the other Putnam Funds. A.J.C. Smith is Chairman of Putnam
  Investments and serves as Director of Marsh & McLennan Companies, Inc.




Officers

In addition to George Putnam III, the other officers of the fund are shown below:

-----------------------------------------------------------------------------------------------------------
Name, Address 1, Date of
Birth, Position(s) Held       Length of Service with     Principal Occupation(s)
with Fund                     the Putnam Funds           During Past 5 Years
-----------------------------------------------------------------------------------------------------------
Charles E. Porter             Since 1989                 Managing Director, Putnam Investments and
(7/26/38), Executive                                     Putnam Management.
Vice President, Treasurer
and Principal Financial
Officer
-----------------------------------------------------------------------------------------------------------
Patricia C. Flaherty          Since 1993                 Senior Vice President, Putnam Investments and
(12/1/46), Senior Vice                                   Putnam Management.
President
-----------------------------------------------------------------------------------------------------------
Beth S. Mazor                 Since 2002                 Senior Vice President, Putnam Investments.
(4/6/58), Vice
President
-----------------------------------------------------------------------------------------------------------
Gordon H. Silver              Since 1990                 Senior Managing Director, Putnam Investments,
(7/3/47), Vice President                                 Putnam Management and Putnam Retail Management.
-----------------------------------------------------------------------------------------------------------
William H. Woolverton         Since 2003                 Managing Director, Putnam Investments, Putnam
(1/17/51), Vice President                                Management and Putnam Retail Management.
and Chief Legal Officer
-----------------------------------------------------------------------------------------------------------
Karnig H. Durgarian           Since 2002                 Senior Managing Director, Putnam Investments.
(1/13/56), Vice President
and Principal Executive
Officer
-----------------------------------------------------------------------------------------------------------
Steven D. Krichmar            Since 2002                 Managing Director, Putnam Investments. Prior to
(6/27/58), Vice President                                2001, Partner, PricewaterhouseCoopers LLP.
and Principal Financial
Officer
-----------------------------------------------------------------------------------------------------------
Mark C. Trenchard             Since 2002                 Senior Vice President, Putnam Investments.
(6/5/62), Vice President
and BSA Compliance Officer
-----------------------------------------------------------------------------------------------------------
Michael T. Healy              Since 2000                 Managing Director, Putnam Investments.
(1/24/58), Assistant
Treasurer and Principal
Accounting Officer
-----------------------------------------------------------------------------------------------------------
Judith Cohen                  Since 1993                 Clerk and Assistant Treasurer, The Putnam Funds.
(6/7/45), Clerk and
Assistant Treasurer
-----------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.


Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Committees of the Board of Trustees

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the Funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent auditors, including their independence. The members of the Committee include only Trustees who are not "interested persons" of the fund or Putnam Management. Each member of the Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange and as defined in Section 121(A) of the listing standards of the American Stock Exchange. The Trustees have adopted a written charter for the Committee. The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7, and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Audit and Pricing Committee currently consists of Dr. Joskow (Chairperson), and Messrs. Patterson, Stephens and Thorndike.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and makes recommendations to the Board as appropriate. The Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Committee also oversees the voting of proxies associated with portfolio investments of The Putnam Funds with the goal of ensuring that these proxies are voted in the best interest of the Funds' shareholders. The Board Policy and Nominating Committee currently consists of Ms. Baxter, Dr. Kennan (Chairperson), Messrs. Hill, Patterson and Thorndike. The Board Policy and Nominating Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the fund's proxy statement and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the Funds regarding the execution of portfolio transactions for the Funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the Funds' activities involving derivative securities. The Committee also reviews and evaluates matters relating to the Funds' custody arrangements. The Committee currently consists of Messrs. Curtis, Jackson (Chairperson), Mullin and Thorndike, Ms. Baxter and Dr. Kennan.

Communication, Service, and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of The Putnam Funds. The Committee also reviews communications sent from the Funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, this Committee oversees marketing and sales communications of the Funds' distributor. The Committee currently consists of Messrs. Putnam, III, (Chairperson), Smith, Stephens, Thorndike and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Investment Management and its affiliates to provide services to the Funds, (ii) the expenditure of the Funds' assets for distribution purposes pursuant to the Distribution Plans of the Funds, and (iii) the engagement of other persons to provide material services to the Funds, including in particular those instances where the cost of services is shared between the Funds and Putnam Investment Management and its affiliates or where Putnam Investment Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements that it deems appropriate. The Committee also reviews the conversion of Class B shares into Class A shares of the Funds in accordance with procedures approved by the Trustees. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new Fund products, and proposed structural changes to existing Funds. The Committee is comprised exclusively of Independent Trustees. The Committee currently consists of Ms. Baxter (Chairperson), Dr. Kennan and Messrs. Curtis, Jackson, and Mullin.

Distributions Committee. This Committee oversees all Fund distributions and the management of the Closed-End Funds. In regard to distributions, the Committee approves the amount and timing of distributions paid by all the Funds to the shareholders when the Trustees are not in session. This Committee also meets regularly with representatives of Putnam Investments to review distribution levels and the Funds' distribution policies. Its oversight of the Closed-End Funds includes (i) investment performance, (ii) trading activity, (iii) determinations with respect to sunroof provisions, (iv) disclosure practices, and (v) the use of leverage. The Committee currently consists of Messrs. Jackson, Patterson (Chairperson) and Thorndike and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the Funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to insure coordination of all efforts between the Trustees and Putnam Investments on behalf of the shareholders of the Putnam Funds. The Committee currently consists of Ms. Baxter and Messrs. Hill (Chairman), Jackson, Putnam, III and Thorndike and Dr. Joskow.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Investment Management to review the investment performance and strategies of the Putnam Funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consist of Messrs. Curtis (Chairperson), and Hill, and Dr. Kennan. Investment Oversight Committee B currently consists of Dr. Joskow, Ms. Baxter and Mr. Putnam, III. Investment Committee C currently consists of Messrs. Mullin (Chairperson), Jackson and Smith. Investment Oversight Committee D currently consists of Messrs. Thorndike (Chairperson), Patterson and Stephens.

Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services. For details of Trustees' fees paid by the fund and information concerning retirement guidelines for the Trustees, see "Charges and expenses" in Part I of this SAI.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Putnam Management and its affiliates

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. As of December 31, 2002, the firm serves as the investment manager for the funds in the Putnam Family, with over $164 billion in assets in over 13 million shareholder accounts. An affiliate, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At December 31, 2002, Putnam Management and its affiliates managed nearly $251 billion in assets, including over $15 billion in tax-exempt securities and over $80 billion in retirement plan assets.

Putnam Management is a subsidiary of Putnam Management Trust, a Massachusetts business trust owned by Putnam LLC, which is also the parent company of Putnam Retail Management, Putnam Advisory Company, LLC (a wholly-owned subsidiary of The Putnam Advisory Company Trust) and Putnam Fiduciary Trust Company. Putnam LLC, which generally conducts business under the name Putnam Investments, is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of the fund who are also officers of Putnam
Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management's compensation under the Management Contract, see "Charges and expenses" in Part I of this SAI. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the prospectus and/or Part I of this SAI.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund's most recent fiscal year is included in "Charges and Expenses" in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

In considering the Management Contract, the Trustees consider numerous factors they believe to be relevant, including the advisor's research and decision-making processes, the methods adopted to assure compliance with the fund's investment objectives, policies and restrictions; the level of research required to select the securities appropriate for investment by the fund; the education, experience and number of advisory personnel; the level of skill and effort required to manage the fund; the value of services provided by the advisor; the economies and diseconomies of scale reflected in the management fee; the advisor's profitability; the financial condition and stability of the advisor; the advisor's trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars; the fund's total return performance compared with its peers. Putnam has established several management fee categories to fit the particular characteristics of different types of funds.

The nature and complexity of international and global funds generally makes these funds more research intensive than funds that invest mainly in U.S. companies, due to the greater difficulty of obtaining information regarding the companies in which the fund invests, and the governmental, economic and market conditions of the various countries outside of the U.S. In addition, trade execution and settlement may be more costly than in the U.S.

Conversely, the research intensity for a U.S. money market or bond fund is typically less than for a international or global fund or a U.S. equity fund due to the more ready availability of information regarding the issuer, the security, the accessibility of the trading market and the typically lower trading and execution costs. See "Portfolio Transactions - Brokerage and Research Services."

Portfolio Transactions

Investment decisions. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and research services. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. The fund pays commissions on certain securities traded in the over-the-counter markets. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as economic analysis, investment research and database services, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, performance measurement services, subscriptions, pricing services, quotation services, news services and computer equipment (investment-related hardware and software) utilized by Putnam Management's managers and analysts. Where the services referred to above are used by Putnam Management not exclusively for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934
Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See "Charges and expenses" in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management and Putnam Retail Management (The Putnam Investments' Code of Ethics) and by the fund (the Putnam Funds' Code of Ethics). The Putnam Investments' Code of Ethics and the Putnam Funds' Code of Ethics, in accordance with Rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments' Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments' Code, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by Rule 17j-1, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds' Code of Ethics incorporates and applies the restrictions of Putnam Investments' Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds' Code does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds' Code regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit quarterly reports of personal securities transactions.

The fund's Trustees, in compliance with Rule 17j-1, approved Putnam Investments' and the Putnam Funds' Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent and Custodian

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. For Putnam Prime Money Market Fund the fee paid to Putnam Investor Services is 0.01% per annum. Putnam Investor Services has won the DALBAR Service Award twelve times in the past thirteen years. In 1997, 1998, 2000, 2001 and 2002, Putnam was the only company to win all three DALBAR Awards: for service to investors, to financial advisors, and to variable annuity contract holders. DALBAR, Inc. an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

PFTC is the custodian of the fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the fund. The fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the fund or decides which securities the fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The fund may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the fund's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians.
 The fund pays PFTC an annual fee based on the fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

See "Charges and expenses" in Part I of this SAI for information on fees and reimbursements for investor servicing and custody received by PFTC. The fees may be reduced by credits allowed by PFTC.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the independent Trustees, and is located at One International Place, Boston,
Massachusetts 02110.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open . Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, normally 4:00 p.m except that Putnam Prime Money Market Fund normally determines net asset value as of 5:00 p.m. Eastern time. However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price (or official closing price for certain markets) or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and ask prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time.
 The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the fund's shares are computed in their local currencies as of such times. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time). Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

Money Market Funds

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment Company Act of 1940.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a money market fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder's account on the last business day of each month. It is expected that a money market fund's net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder's accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Retail Management (at 1-800-225-1581).
This section of the SAI contains more information on how to buy shares and the features of all share classes offered by Putnam funds. These features include the sales charges and contingent deferred sales charges (CDSCs) payable by investors, the conditions under which those charges may be reduced, and the sales charges, commissions and other amounts payable by Putnam Retail Management to investment dealers. As set forth under the following sub-headings of this section, some features apply to all classes, while others apply only to certain classes:

* General Information describes how to buy shares, identifies the classes, describes ways of reducing sales charges that apply to all classes and describes certain payments to investment dealers.

* Additional Information about Class A and Class M Shares describes the allocation of initial sales charges between Putnam Retail Management and investment dealers, ways of reducing those sales charges, the CDSC payable by purchasers of $1 million or more of class A shares and the commissions on those purchases payable by Putnam Retail Management to investment dealers.

* Additional Information about Class B, Class C and Class R Shares describes the commissions payable by Putnam Retail Management to investment dealers.

* Putnam Prime Money Market Fund describes the special procedures applicable to that fund. Information in the other sections listed above is not applicable to that fund.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the Exchange. If the dealer receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial and subsequent purchases must satisfy the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower,
(ii) persons who are already shareholders may make additional purchases of $50 or more by sending funds directly to Putnam Investor Services (see "Your investing account" below), and (iii) for investors participating in systematic investment plans and military allotment plans, the initial and subsequent purchases must be $25 or more. Information about these plans is available from investment dealers or from Putnam Retail Management.

As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semimonthly or weekly bank drafts for a fixed amount (at least $25) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management receives the proceeds from the draft. A shareholder may choose any day of the month or week for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from investment dealers or from Putnam Retail Management.

Except for funds that declare a distribution daily, distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Payment in securities. In addition to cash, the fund may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities which are delivered in proper form.
The fund will not accept options or restricted securities as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Class A shares and class M shares are generally sold with a sales charge payable at the time of purchase (except for class A shares and class M shares of money market funds). As used in this SAI and unless the context requires otherwise, the term "class A shares" includes shares of funds that offer only one class of shares. The prospectus contains a table of applicable sales charges.

Class B shares and class C shares are generally sold subject to a CDSC payable upon redemption within a specified period after purchase. The prospectus contains a table of applicable CDSCs.

Class B shares will automatically convert into class A shares at the end of the month eight years after the purchase date. Class B shares acquired by exchanging class B shares of another Putnam fund will convert into class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

Class T shares are sold at net asset value without a sales charge or CDSC. See the prospectus that offers class T shares for more information.

Class R shares, which are not subject to sales charges or a CDSC, are available only to certain defined contribution plans.

Class Y shares, which are not subject to sales charges or a CDSC, are available only to certain defined contribution plans, college savings plans, bank trust departments and trust companies. See the prospectus that offers class Y shares for more information.

Sales without sales charges, contingent deferred sales charges or redemption fees. The fund may sell shares without a sales charge or CDSC to:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain corporate affiliates, their family members, business and personal associates; employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not offered by tax-exempt funds);

(iii) clients of administrators of tax-qualified employer-sponsored retirement plans which have entered into agreements with Putnam Retail Management (not offered by tax-exempt funds);

(iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their family members (Putnam Retail Management is regarded as the dealer of record for all such accounts);

(v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

(vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate; and

(vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with Putnam Retail Management with respect to such accounts, which in all cases shall be subject to a wrap fee economically comparable to a sales charge. Fund shares offered pursuant to this waiver may not be advertised as "no load," or otherwise offered for sale at NAV without a wrap fee.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam's insured investor program.

Investors who set up an Systematic Withdrawal Plan ("SWP") for a share account (see "Plans available to shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.


The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

The redemption fee may not apply in certain circumstances, such as redemptions on certain omnibus accounts and transactions in connection with periodic portfolio rebalancings of certain wrap accounts. A redemption fee will also not be imposed in cases of shareholder death or post-purchase disability or other circumstances in which a CDSC would be waived as stated above.


Additional Information About Class A and Class M Shares

The underwriter's commission is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

Putnam Retail Management offers several plans by which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These plans may be altered or discontinued at any time.

The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the following table, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

For Growth Funds, Blend Funds, Value Funds and Asset Allocation Funds only:


For Growth Funds, Blend Funds, Value Funds and Asset Allocation Funds
only:
                                    CLASS A                      CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 50,000                  5.75%          5.00%          3.50%          3.00%
50,000 but under 100,000      4.50           3.75           2.50           2.00
100,000 but under 250,000     3.50           2.75           1.50           1.00
250,000 but under 500,000     2.50           2.00           1.00           1.00
500,000 but under 1,000,000   2.00           1.75           NONE           NONE
1,000,000 and above           NONE           NONE           NONE           NONE
-------------------------------------------------------------------------------------



For Income Funds only (except for Putnam Intermediate U.S. Government
Income Fund):

                                    CLASS A                       CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 50,000                  4.75%          4.25%           3.25%         3.00%
50,000 but under 100,000      4.50           4.00            2.25          2.00
100,000 but under 250,000     3.50           3.00            1.50          1.25
250,000 but under 500,000     2.50           2.25            1.00          1.00
500,000 but under 1,000,000   2.00           1.75            NONE          NONE
1,000,000 and above           NONE           NONE            NONE          NONE
-------------------------------------------------------------------------------------




For Putnam Intermediate U.S. Government Income Fund only:

                                   CLASS A                       CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 100,000                 3.25%           3.00%         2.00%          1.80%
100,000 but under 250,000     2.50            2.25          1.50           1.30
250,000 but under 500,000     2.00            1.75          1.00           1.00
500,000 but under 1,000,000   1.50            1.25          NONE           NONE
1,000,000 and above           NONE            NONE          NONE           NONE
-------------------------------------------------------------------------------------




For Tax Free Funds only:

                                    CLASS A                       CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 25,000                  4.75%           4.50%         3.25%          3.00%
25,000 but under 50,000       4.50            4.25          3.25           3.00
50,000 but under 100,000      4.50            4.25          2.25           2.00
100,000 but under 250,000     3.75            3.50          1.50           1.25
250,000 but under 500,000     3.00            2.75          1.00           1.00
500,000 but under 1,000,000   2.00            1.85          NONE           NONE
1,000,000 and above           NONE            NONE          NONE           NONE
-------------------------------------------------------------------------------------



Combined purchase privilege. The following persons may qualify for the sales charge reductions or eliminations shown in the prospectus by combining into a single transaction the purchase of class A shares or class M shares with other purchases of any class of shares:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Internal Revenue Code of 1986, as amended (the
"Code"));

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Internal Revenue Code (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with Putnam Retail Management.

Cumulative quantity discount (right of accumulation). A purchaser of class A shares or class M shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase; and

(ii) the maximum public offering price (at the close of business on the previous day) of:

(a) all shares held by the investor in all of the Putnam funds (except money market funds); and

(b) any shares of money market funds acquired by exchange from other Putnam funds; and

(iii) the maximum public offering price of all shares described in paragraph (ii) owned by another shareholder eligible to participate with the investor in a "combined purchase" (see above).

To qualify for the combined purchase privilege or to obtain the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention, which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds). Each purchase of class A shares or class M shares under a Statement of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Statement of Intention. A Statement of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Statement; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

To the extent that an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management in accordance with the prospectus. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Retail
Management or from investment dealers. Interested investors should read the Statement of Intention carefully.

Group purchases of class A and class M shares. Members of qualified groups may purchase class A shares of the fund at a group sales charge rate of 4.50% of the public offering price (4.71% of the net amount invested). The dealer discount on such sales is 3.75% of the offering price. Members of qualified groups may also purchase class M shares at net asset value.

To receive the class A or class M group rate, group members must purchase shares through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to Putnam Retail Management, together with payment and completed application forms. After the initial purchase, a member may send funds for the purchase of shares directly to Putnam Investor Services. Purchases of shares are made at the public offering price based on the net asset value next determined after Putnam Retail Management or Putnam Investor Services receives payment for the shares. The minimum investment requirements described above apply to purchases by any group member. Only shares purchased under the class A group discount are included in calculating the purchased amount for the purposes of these requirements.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which, with respect to the class A discount only, at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) with respect to the class A discount only, the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification in form satisfactory to Putnam Investor Services that the group then has at least 25 members and, with respect to the class A discount only, that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification in form satisfactory to Putnam Investor Services as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring class A shares for the benefit of any of the foregoing.

A member of a qualified group may, depending upon the value of class A shares of the fund owned or proposed to be purchased by the member, be entitled to purchase class A shares of the fund at non-group sales charge rates shown in the prospectus which may be lower than the group sales charge rate, if the member qualifies as a person entitled to reduced non-group sales charges. Such a group member will be entitled to purchase at the lower rate if, at the time of purchase, the member or his or her investment dealer furnishes sufficient information for Putnam Retail Management or Putnam Investor Services to verify that the purchase qualifies for the lower rate.

Interested groups should contact their investment dealer or Putnam Retail Management. The fund reserves the right to revise the terms of or to suspend or discontinue group sales at any time.

Purchases of $1 million or more of Class A shares. Purchases of class A shares of $1 million or more are not subject to an initial sales charge, but may be subject to a CDSC, as described below, unless the dealer of record has, with Putnam Retail Management's approval, waived its commission or agreed to refund its commission to Putnam Retail
Management if a CDSC would otherwise apply.

* For a class A qualified benefit plan (any employer-sponsored plan or arrangement), a CDSC of 0.50% (0.75% for a plan with less than $5 million in Putnam funds and other investments managed by Putnam Management or its affiliates) applies if the plan redeems 90% or more of its cumulative purchases within two years of the plan's initial purchase of class A shares, unless the dealer has entered into other arrangements satisfactory to Putnam Retail Management.

* For any other purchaser, a CDSC of 1.00% or 0.50% applies to redemptions within the first or second year, respectively, of purchase.

On sales at net asset value to a class A qualified benefit plan, Putnam Retail Management pays commissions to the dealer of record at the time of the sale on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

On sales at net asset value to other investors, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes begins with the first net asset value purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

Purchases of less than $1 million of Class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA that is not part of a Class A qualified benefit plan addressed above with less than $1 million in proceeds from a retirement plan for which a Putnam fund is an investment option are not subject to an initial sales charge or CDSC. Putnam Retail Management does not pay commissions to the dealer of record at the time of the sale of such shares.

Purchases of Class M shares for rollover IRAs. Purchases of class M shares for a Putnam Rollover IRA with proceeds in any amount from a retirement plan for which a Putnam fund is an investment option are not subject to an initial sales charge but may be subject to a CDSC on shares redeemed within one year of purchase at the rates set forth below, which are equal to commissions Putnam Retail Management pays to the dealer of record at the time of the sale of class M shares. These purchases will not be subject to a CDSC if the dealer of record has, with Putnam Retail Management's approval, waived its commission or agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

                                    Class M CDSC and dealer commission
                                    ----------------------------------
All growth, blend, value and asset
allocation funds:                                 0.65%
All income funds (except Putnam Money
Market Fund):                                     0.40%
Putnam Money Market Fund                          0.15%

Sales Charge Waiver for Purchases Derived from Non-Putnam Funds. For customers of broker-dealers that have a sales charge waiver agreement with Putnam Retail Management, the sales charge will be waived on purchases of Putnam funds derived from the proceeds of redemptions of shares of non-Putnam mutual funds on which the investor has previously paid a sales charge. Please consult Putnam or your financial adviser for more information.

Additional Information About Class B, Class C and Class R Shares

Except as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Municipal Income Fund, which has a 0.25% pre-paid service fee). For Putnam Intermediate U.S. Government Income Fund, Putnam Retail Management will pay a 2.75% commission to financial intermediaries selling class B shares of the fund. Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund, and may, at its discretion, pay financial intermediaries up to a 1.00% commission on sales of class R shares of a fund. Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales. Purchases of class C shares may be made without a CDSC if the dealer of record has, with Putnam Retail Management's approval, waived its commission or agreed to refund its commission to Putnam Retail Management.

Putnam Prime Money Market Fund

The fund makes a continuous offering of its shares. Shares of the fund are sold at the net asset value per share next determined after confirmation of a completed purchase order by Putnam Investor Services. As the fund is designed for institutional investors, the share classes offered and the terms and conditions of buying them vary from other Putnam funds. The fund's prospectus contains detailed information on these terms and conditions. Payment for shares must be in federal funds or other immediately available funds.

No initial or contingent deferred sales charges apply to shares of the fund.


DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees.
No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by the National Association of Securities Dealers, Inc.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million or that are class A qualified benefit plans, unless the shareholder has made arrangements with Putnam Retail Management and the dealer of record has waived the sales commission.


Rate                          Fund
----                          ----
0.25%                         All funds currently making payments under a class A
                              distribution plan, except for those listed below
0.20%                         Putnam Tax-Free High Yield Fund
                              Putnam Tax-Free Insured Fund
0.20% for shares purchased
on or before 12/31/89;        Putnam Convertible Income-Growth Trust
0.25% for shares
purchased after 12/31/89      The George Putnam Fund of Boston
                              Putnam Global Equity Fund (formerly Putnam Global Growth Fund)
                              Putnam Global Natural Resources Fund
                              Putnam Health Sciences Trust
                              The Putnam Fund for Growth and Income
                              Putnam Investors Fund
                              Putnam Vista Fund
                              Putnam Voyager Fund
0.20% for shares purchased
on or before 3/31/90;         Putnam High Yield Trust
0.25% for shares
purchased after 3/31/90       Putnam U.S. Government Income Trust
0.20% for shares purchased
on or before 3/31/91;         Putnam Income Fund
0.25% for shares
purchased after 3/31/91
0.20% for shares purchased
on or before 5/7/92;          Putnam Municipal Income Fund
0.25% for shares
purchased after 5/7/92
0.15% for shares purchased
on or before 3/6/92;          Putnam Michigan Tax Exempt Income Fund
0.20% for shares
purchased after 3/6/92        Putnam Minnesota Tax Exempt Income Fund
                              Putnam Ohio Tax Exempt Income Fund
0.15% for shares purchased
on or before 5/11/92;         Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares
purchased after 5/11/92
0.15% for shares purchased
on or before 7/12/92;         Putnam New York Tax Exempt Opportunities Fund
0.20% for shares
purchased after 7/12/92
0.15% for shares purchased
on or before 12/31/92;        Putnam California Tax Exempt Income Fund
0.20% for shares
purchased after 12/31/92      Putnam New Jersey Tax Exempt Income Fund
                              Putnam New York Tax Exempt Income Fund
                              Putnam Tax Exempt Income Fund
0.15% for shares purchased
on or before 3/5/93;          Putnam Arizona Tax Exempt Income Fund
0.20% for shares
purchased after 3/5/93
0.15% for shares purchased
on or before 7/8/93;          Putnam Florida Tax Exempt Income Fund
0.20% for shares
purchased after 7/8/93        Putnam Pennsylvania Tax Exempt Income Fund
                              Putnam Money Market Fund
0.00%                         Putnam Tax Exempt Money Market Fund



Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).


Rate                           Fund
----                           ----
0.25%                          All funds currently making payments under a class B
                               distribution plan, except for those listed below
0.25%, except that the first   Putnam Municipal Income Fund
year's service fees of 0.25%   Putnam Tax-Free Insured Fund
are prepaid at time of sale    Putnam Tax-Free High Yield

0.25% , except that the first  Putnam Arizona Tax Exempt Income Fund
year's service fees of 0.20%   Putnam California Tax Exempt Income Fund
are prepaid at time of sale    Putnam Florida Tax Exempt Income Fund
                               Putnam Massachusetts Tax Exempt Income Fund
                               Putnam Michigan Tax Exempt Income Fund
                               Putnam Minnesota Tax Exempt Income Fund
                               Putnam New Jersey Tax Exempt Income Fund
                               Putnam New York Tax Exempt Income Fund
                               Putnam New York Tax Exempt Opportunities Fund
                               Putnam Ohio Tax Exempt Income Fund
                               Putnam Pennsylvania Tax Exempt Income Fund
                               Putnam Tax Exempt Income Fund

0.00%                          Putnam Money Market Fund


Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shareholder has made arrangements with Putnam Retail Management and the dealer of record has waived the sales commission.


Rate                           Fund
----                           ----
1.00%                          All funds currently making payments under a class C
                               distribution plan, except the fund listed below

0.50%                          Putnam Money Market Fund


Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows. No payments are made during the first year after purchase on shares purchased at net asset value for Putnam Rollover IRAs, unless the dealer of record has waived the sales commission.


Rate                           Fund
----                           ----
0.65%                          All growth, blend, value and asset allocation funds currently making payments under a class M distribution plan

0.40%                          All income funds currently making payments under a class M distribution plan (except for Putnam Money Market Fund)

0.15%                          Putnam Money Market Fund


Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record).


Rate                           Fund
----                           ----
0.50%                          All funds currently making payments under a class R
                               distribution plan

Dealers may share a portion of the Class R distribution fee with third parties who provide services to plans investing in Class R shares and participants in such plans.


Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate                           Fund
----                           ----
0.25%                          Putnam Money Market Fund

Class S Shares

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class S shares for which such dealers are designated the dealer of record).

Rate                           Fund
----                           ----
0.10%                          Putnam Money Market Fund


INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, they will receive a statement confirming the transaction and listing their current share balance. (Under certain investment plans, a statement may only be sent quarterly.) Shareholders will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs. To help shareholders take full advantage of their Putnam investment, they will receive a Welcome Kit and a periodic publication covering many topics of interest to investors. The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Easy-to-read, free booklets on special subjects such as the Exchange Privilege and IRAs are available from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:30 a.m. and 8:00 p.m. Boston time for more information, including account balances. Shareholders can also visit the Putnam web site at http://www.putnaminvestments.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check, endorsed to the order of the fund. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment of $500, a shareholder may send checks to Putnam Investor Services for $50 or more, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell fund shares?" in the prospectus. Money market funds and certain other funds will not issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued for safekeeping at no charge to the shareholder.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

Putnam Investor Services may make special services available to shareholders with investments exceeding $1,000,000. Contact Putnam Investor Services for details.

The fund pays Putnam Investor Services' fees for maintaining Investing
Accounts.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest (within 1 year) the proceeds of such sale in shares of the same class of the fund, or may be able to reinvest (within 1 year) the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares and no address change has been made within the preceding 15 days. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege. No exchanges are permitted into or out of Putnam Prime Money Market Fund.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis. The exchange privilege may be revised or terminated at any time. Shareholders would be notified of any such change or suspension.


All exchanges are subject to applicable redemption fees and Putnam's policies on short-term trading, as set forth in the Fund's Prospectus. In addition, trustees, sponsors and administrators of qualified plans that invest in the Fund may impose redemption fees whose terms may differ from those described in the Prospectus.


Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

The minimum account size requirement for the receiving fund will not apply if the current value of your account in the fund paying the distribution is more than $5,000.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent comprised of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time and is not available for dividends paid by Putnam Prime Money Market Fund. Shareholders in other Putnam funds cannot cross fund reinvest into the Putnam Prime Money Market Fund.

Plans Available To Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a plan concurrently with purchases of additional shares of the fund would be disadvantageous to the investor because of the sales charge payable on such purchases. For this reason, the minimum investment accepted while a plan is in effect is $1,000, and an investor may not maintain a plan for the accumulation of shares of the fund (other than through reinvestment of distributions) and a plan at the same time. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor
Services make no recommendations or representations in this regard.

Tax Qualified Retirement Plans; 403(b) and SEP Plans. (Not offered by funds investing primarily in tax-exempt securities.) Investors may purchase shares of the fund through the following Tax Qualified
Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs).

Each of these Plans has been qualified as a prototype plan by the Internal Revenue Service. Putnam Investor Services will furnish services under each plan at a specified annual cost. Putnam Fiduciary Trust Company serves as trustee under each of these Plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Defined Contribution Plan Services at 1-800-225-2465, extension 8600.

A 403(b) Retirement Plan is available for employees of public school systems and organizations which meet the requirements of Section 501(c)(3) of the Internal Revenue Code. Forms and further information on the 403(b) Plan are also available from investment dealers or from Putnam Retail Management. Shares of the fund may also be used in simplified employee pension (SEP) plans. For further information on the Putnam prototype SEP plan, contact an investment dealer or Putnam Retail Management.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Fiduciary Trust Company's signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for more information on Putnam's signature guarantee and documentation requirements.

SUSPENSION OF REDEMPTIONS

The fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds' portfolios. The proxy voting guidelines summarize the funds' positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds' proxy coordinator in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds' proxy voting guidelines and procedures are included in this SAI as Appendix A. In accordance with SEC regulations, the fund's proxy voting record for the twelve-month period ended June 30, 2004 will be filed with the SEC no later than August 31, 2004.

STANDARD PERFORMANCE MEASURES

Yield and total return data for the fund may from time to time be presented in Part I of this SAI and in advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class. The data is calculated as follows.

Total return for one-, five- and ten-year periods (or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the fund made at the beginning of the period, at the maximum public offering price for class A shares and class M shares and net asset value for other classes of shares, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.

Total return is also presented on an after-tax basis. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for class A shares only, and will vary for other share classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

The fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for class A shares or class M shares, as appropriate, and net asset value for other classes of shares on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as the Government National Mortgage Association ("GNMAs"), based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The amount of expenses used in determining the fund's yield includes, in addition to expenses actually accrued by the fund, an estimate of the amount of expenses that the fund would have incurred if brokerage commissions had not been used to reduce such expenses.

If the fund is a money market fund, yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks). Effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

If the fund is a tax-exempt fund, the tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the tax-exempt yield. The tax-equivalent yield will differ for shareholders in other tax brackets.

At times, Putnam Management may reduce its compensation or assume expenses of the fund in order to reduce the fund's expenses. The per share amount of any such fee reduction or assumption of expenses during the fund's past five fiscal years (or for the life of the fund, if shorter) is set forth in the footnotes to the table in the section entitled "Financial highlights" in the prospectus. Any such fee reduction or assumption of expenses would increase the fund's yield and total return for periods including the period of the fee reduction or assumption of expenses.

All data are based on past performance and do not predict future results.

ADVERTISING AND SALES LITERATURE

In advertising and sales literature, the performance of a fund may be compared with indices or averages of the performance of certain other mutual funds, as well as other competing investment and deposit products (such as certificates of deposit) available from or through other financial institutions. The composition of these indices, averages or investments usually differs from the composition of a fund's portfolio. Investors should consider such differences and other features of an investment when comparing a fund to an alternative investment.

Sales literature relating to a fund may include portfolio characteristics, such as: (i) listings of some or all of the fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by the fund, including price-earnings ratios, earnings, growth rates and other statistical information, such as alpha, beta, and R-squared, as well as comparisons of that information to similar statistics for the securities comprising indices or averages; (iii) the portfolio's relative sector weightings compared to a benchmark; and (iv) descriptions of the fund management teams' economic and market outlook, generally and for the fund, which are subject to change and vary over time.

Various newspapers and publications may also mention a fund's portfolio characteristics, performance, portfolio leader and/or portfolio team members. Employees of Putnam Investments may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the funds.

Independent statistical agencies measure the fund's investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods. Agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the fund may distribute these comparisons to its shareholders or to potential investors. These independent statistical agencies include: Lipper, Inc., Morningstar, Inc., Ibbotson Associates Inc, Ned Davis Research and Wiesenberger. These agencies measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

Lipper Inc. distributes mutual fund rankings. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

Morningstar, Inc. distributes mutual fund rankings. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

Wiesenberger, a division of Thomson Financial, publishes and distributes mutual fund rankings on a monthly basis. The rankings are based entirely on total return calculated by Wiesenberger for periods such as year-to-date, 1-year, 3-year, 5-year, 10-year and 15-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Wiesenberger rankings do not reflect deduction of sales charges or certain fees.

Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in such publications, including Barrons, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

Independent and Putnam-administered, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark for fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

The Consumer Price Index, prepared by the U.S. Bureau of Labor
Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

Credit Suisse First Boston Global High Yield Index is an index of fixed income, non-convertible, U.S. dollar denominated securities having a rating of BB and below by Standard & Poor's or Ba by Moody's. The index is constructed to mirror the U.S. high yield debt market.

Credit Suisse First Boston High Yield Index is an index that is market-weighted and includes publicly traded bonds having a rating below BBB by Standard & Poor's or Baa by Moody's.

The Dow Jones Industrial Average is an index of 30 common stocks frequently used as a general measure of stock market performance.

The Dow Jones Utilities Average is an index of 15 utility stocks frequently used as a general measure of stock market performance for the utilities industry.

The Goldman Sachs Technology Indexes are a series of benchmarks that measure the technology sector.

The Lehman Aggregate Bond Index is an index of investment-grade bonds.

The Lehman Credit Index is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

The Lehman Government/Credit Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

The Lehman Intermediate Government Bond Index is an index, which primarily includes publicly-issued U.S. Treasury obligations and debt obligations of U.S. government agencies (excluding mortgage-backed securities) that have maturities between one and 9.9 years.

The Lehman Intermediate Treasury Bond Index is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

The Lehman Mortgage-Backed Securities Index is an index that includes fixed-rate securities backed by the mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

The Lehman Municipal Bond Index is an index of long-term fixed-rate investment-grade tax-exempt bonds generally considered representative of the municipal bond market.

The Lipper Balanced Fund Average is an arithmetic average of the total return of all balanced mutual funds tracked by Lipper Inc.

The Lipper California Money Market Average is an arithmetic average of the total return of all California tax-exempt money market mutual funds tracked by Lipper Inc.

The Lipper Convertible Securities Fund Average is an arithmetic average of the total return of all convertible securities mutual funds tracked by Lipper Inc.

The Lipper Large-Cap Value Fund Average is an arithmetic average of the total return of all large-cap value mutual funds tracked by Lipper Inc.

The Lipper New York Money Market Average is an arithmetic average of the total return of all New York tax-exempt money market mutual funds tracked by Lipper Inc.

The Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper Inc.

The Lipper Multi-Cap Value Fund Average is an arithmetic average of the total return of all multi-cap value mutual funds tracked by Lipper Inc.

The Lipper Natural Resources Average is an arithmetic average of the total return of all mutual funds tracked by Lipper Inc. that invest at least 65% of their equity holdings in the natural resources industries.

The Lipper Tax Exempt Money Market Average is an arithmetic average of the total return of all tax exempt money market mutual funds tracked by Lipper Inc.

The Lipper Utilities Fund Average is an arithmetic average of the total return of all utilities mutual funds tracked by Lipper Inc that invest at least 65% of their equity holdings in the utilities industries.

The Merrill Lynch All-Convertible Index is an index of convertible securities that is commonly used as a general measure of performance for the convertible securities market.

The Merrill Lynch 91-Day Treasury Bill Index is an index that seeks to measure the performance of U.S. Treasury bills currently available in the marketplace.

The Merrill Lynch Perpetual Preferred Index is an index of perpetual (or fixed rate) preferred stocks commonly used as a general measure of performance for the preferred stock market.

The Morgan Stanley Capital International All-Country World Free Index is an index of global equity securities of companies in 47 developed and emerging market countries in the Americas, Europe/Middle East and Asia/Pacific Region with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Emerging Markets Index is an index of equity securities issued by companies located in emerging markets with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Emerging Markets Free Index is an index of equity securities issued by companies located in emerging markets, available to non-domestic investors, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International EAFE Index is an index of equity securities issued by companies located in Europe, Australasia and the Far East, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Europe Index is an index of equity securities issued by companies located in one of the 15 European countries, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Pacific Basin Index is an index of equity securities issued by companies located in one of five Asian countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia, with all values expressed in U.S.
dollars.

The Morgan Stanley Capital International World Index is an index of global equity securities listed on the exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International World Ex-U.S. Index is an index of equity securities from Europe, Australia, the Far East and the Americas with the exception of the United States, with all values expressed in U.S. dollars.

The NASDAQ Industrial Average is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Lehman Aggregate Bond Index, 10% the Morgan Stanley Capital International (MSCI) EAFE Index and 5% the JP Morgan Developed High Yield Index.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management that is 65% the Lehman Aggregate Bond Index, 25% the Russell 3000 Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) EMF Index.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management that is 60% the Russell 3000 Index, 15% the Morgan Stanley Capital International (MSCI) EAFE Index, 15% the Lehman Aggregate Bond Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) EMF Index.

George Putnam Blended Benchmark, is a benchmark administered by Putnam Management that is 60% from the Standard & Poor's 500 Barra/Value Index and 40% from the Lehman Aggregate Bond Index.

The Russell 1000 Index is an index composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the Russell 3000 Index total market capitalization.

The Russell 1000 Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell 1000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than other companies in the Russell 1000 Index.

The Russell 1000 Value Index is an index that measures the performance of those Russell 1000 Index companies chosen for their value orientation.

The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell 2000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than other companies in the Russell 2000 Index.

The Russell 2000 Value Index is an index of Russell 2000 Index companies chosen for their value orientation.

The Russell 2500 Index is an index composed of the 2,500 smallest companies in the Russell 3000 Index, representing approximately 17% of the total market capitalization of the Russell 3000 Index.

The Russell 2500 Growth Index is an index of Russell 2500 Index companies chosen for their growth orientation.

The Russell 3000 Index is an index composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

The Russell 3000 Value Index is an index of Russell 3000 Index companies chosen for their value orientation.

The Russell Midcap Index is an index composed of the 800 smallest companies in the Russell 1000 Index, representing approximately 26% of the Russell 1000 Index total market capitalization.

The Russell Midcap Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell Midcap Index. Each security's growth orientation is determined by a composite score of the security's price-to-book ratio and forecasted growth rate.
Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks.

The Russell Top 200 Growth Index is an index of the largest companies in the Russell 1000 Index chosen for their growth orientation.

The Salomon Smith Barney Extended Market Index is an index of global equity securities, with all values expressed in U.S. dollars.

The Salomon Smith Barney World Government Bond Index is an index that tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan, Netherlands, Ireland, Spain, Sweden, Switzerland, United Kingdom, United States and Portugal. Country eligibility is determined by market capitalization and investability criteria.

The Salomon Smith Barney World Ex-U.S. Growth Primary Markets Index is an index of mostly large and some small capitalization stocks from developed countries (excluding the U.S.) chosen for their growth orientation.

The Salomon Smith Barney World Ex-U.S. Primary Markets Value Index is an index of mostly large and some small capitalization stocks from developed countries (excluding the U.S.) chosen for their value orientation.

The Salomon Smith Barney World Ex-U.S. Extended Index is an index of those companies whose capitalization falls within the bottom quintile of the Salomon Smith Barney World Index.

The Salomon Smith Barney World Growth Primary Markets Index is an index of mostly large and some small capitalization stocks from developed countries chosen for their growth orientation.

The Salomon Smith Barney World Primary Markets Value Index is an index of mostly large and some small capitalization stocks from developed countries chosen for their value orientation.

Standard & Poor's 500 Index is an index of common stocks frequently used as a general measure of stock market performance.

Standard & Poor's Utilities Index is an index of common stocks issued by utility companies.

Standard & Poor's/Barra Value Index is an index that contains firms with higher book-to-price ratios. This index is capitalization weighted, meaning that each stock is weighted in the appropriate index in proportion to its market value.

In addition, Putnam Retail Management may distribute to shareholders or prospective investors illustrations of the benefits of reinvesting tax-exempt or tax-deferred distributions over specified time periods, which may include comparisons to fully taxable distributions. These illustrations use hypothetical rates of tax-advantaged and taxable returns and are not intended to indicate the past or future performance of any fund.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.
-- High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/ or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.


DEFINITIONS

"Putnam Management"         -- Putnam Investment Management, LLC, the
                               fund's investment manager.

"Putnam Retail Management"  -- Putnam Retail Management Limited
                               Partnership, the fund's principal underwriter.

"Putnam Fiduciary Trust     -- Putnam Fiduciary Trust Company,
 Company"                      the fund's custodian.

"Putnam Investor Services"  -- Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the fund's investor servicing agent.

"Putnam Investments"        -- The name under which Putnam LLC, the
                               parent company of Putnam Management and its affiliates, generally conducts business.


Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of Trustee Administration who is appointed to assist in the coordination and voting of the fund's proxies.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and, although covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been approved and recommended by a company's board of directors.
Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to foreign issuers.

I.  BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

Matters relating to the board of directors
------------------------------------------

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. The funds' proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

The funds will withhold votes for the entire board of directors if

* the board does not have a majority of independent directors or

* the board does not have nominating, audit, and compensation committees composed solely of independent directors

Commentary: While these requirements will likely become mandatory for most public companies in the near future as a result of pending NYSE and NASDAQ rule proposals, the funds' Trustees believe that there is no excuse for public company boards that fail to implement these vital governance reforms at their next annual meeting. For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members); and, in the case of audit committee members, no compensation for non-board services). As indicated below, the funds will generally vote on a case-by-case basis on board-approved proposals where the board fails to meet these basic independence standards.

The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary: The funds' Trustees believe that receipt of compensation for services other than service as a director raises significant independence issues. The funds will withhold votes for any nominee for director who is considered an independent director by the company and who receives such compensation.

The funds will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

Commentary: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

The funds will vote on a case-by-case basis in contested elections of directors.

* The funds will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.).

Commentary: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis.

The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

* The funds will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Commentary: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

* The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Executive Compensation
----------------------

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option plans that will result in an average annual dilution of 1.67% or less
(including all equity-based plans).

The funds will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization
--------------

Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs and market conditions that are unique to the circumstances of each company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

The funds will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

The funds will vote for proposals to effect stock splits (excluding reverse stock splits.)

The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization) or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may impact a shareholder's investment and warrant a case-by-case determination.

Acquisitions, mergers, reincorporations, reorganizations and
------------------------------------------------------------
other transactions
------------------

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, generally speaking, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially offshore jurisdictions.

Anti-takeover measures
----------------------

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other business matters
----------------------

Many proxies involve approval of routine business matters, such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II.  SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. The funds will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

The funds will vote for shareholder proposals that are consistent with the fund's proxy voting guidelines for board-approved proposals.

The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular, their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III.  VOTING SHARES OF FOREIGN ISSUERS

Many of the funds invest on a global basis and, as a result, they may be required to vote shares held in foreign issuers - i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market.
Because foreign issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. The funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, except as follows:

The funds will vote for shareholder proposals calling for a majority of the directors to be independent of management.

The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

The funds will vote on case-by-case basis on proposals relating to
(1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Commentary: In many non-U.S. markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management's investment professionals.

As adopted March 14, 2003


Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds'
Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case by case basis, or when there may be a conflict of interest.

The role of the funds' Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds' proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the funds' investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds' custodians to ensure that all proxy materials received by the custodians relating to the funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration, and the Chair of the Board Policy and Nominating Committee on how the funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President, and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003


Prospectus Supplement                                             209754  12/03
dated December 19, 2003 to the prospectuses of all open-end Putnam funds
-------------------------------------------------------------------------------

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by certain investment professionals. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings that it willfully violated provisions of the securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings initiated by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. The SEC's and Commonwealth's allegations also serve as the general basis for numerous lawsuits, including purported class action lawsuits, filed against Putnam Management and certain related parties, including certain open-end Putnam funds. Putnam Management has agreed to bear any costs incurred by the Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending actions will have a material adverse impact on the fund is remote, and that the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's trading policies and controls. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.


Prospectus Supplement                                              211148  1/04
dated January 28, 2004 to the Class A and Class Y prospectuses of:
-------------------------------------------------------------------------------

Putnam Growth Funds

Putnam Discovery Growth Fund
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam New Opportunities Fund
Putnam OTC & Emerging Growth Fund
Putnam Small Cap Growth Fund (Class Y prospectus only)
Putnam Vista Fund
Putnam Voyager Fund

Putnam Blend Funds

Putnam Capital Appreciation Fund (Class A prospectus only)
Putnam Capital Opportunities Fund
Putnam Investors Fund
Putnam Research Fund
Putnam Tax Smart Equity Fund
Putnam Utilities Growth and Income Fund

Putnam Value Funds

Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam Mid Cap Value Fund
Putnam New Value Fund
Putnam Small Cap Value Fund

Putnam Income Funds

Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam U.S. Government Income Trust

Putnam Tax-Free Income Funds

Putnam Arizona Tax Exempt Income Fund
Putnam California Tax Exempt Income Fund
Putnam Florida Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Municipal Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund

Putnam Asset Allocation Funds:

Growth Portfolio
Balanced Portfolio
Conservative Portfolio

-------------------------------------------------------------------------------
Prospectuses of the funds listed above are supplemented as follows:

Class A shares (not applicable to Putnam Intermediate U.S. Government Income Fund). Effective January 28, 2004, the maximum sales charge for class A shares is reduced to 5.25% (from 5.75%) for Growth Funds, Blend Funds, Value Funds and Asset Allocation Funds and to 4.50% (from 4.75%) for Income Funds and Tax Free Funds. References to the maximum sales charge for class A shares in the sections "Fund summary - Fees and expenses" and "How do I buy fund shares?" are revised accordingly, and information for Class A shares in the table of initial sales charges in the section "How do I buy fund shares?" is replaced with the information below. The table of average annual total returns and the example in the section "Fund summary--Performance information" have not been restated to reflect the reduction in the maximum sales charge for class A shares.

For Growth Funds, Blend Funds, Value Funds and Asset Allocation Funds only:

---------------------------------------------------------------
                                    Class A sales charge
                                     as a percentage of:
---------------------------------------------------------------
Amount of purchase                 Net amount    Offering
at offering price ($)               invested      price*
---------------------------------------------------------------
Under 50,000                         5.54%        5.25%
50,000 but under 100,000             4.17         4.00
100,000 but under 250,000            3.09         3.00
250,000 but under 500,000            2.30         2.25
500,000 but under 1,000,000          2.04         2.00
1,000,000 and above                  NONE         NONE
---------------------------------------------------------------


For Income Funds only:

---------------------------------------------------------------
                                    Class A sales charge
                                     as a percentage of:
---------------------------------------------------------------
Amount of purchase                 Net amount    Offering
at offering price ($)               invested      price*
---------------------------------------------------------------
Under 50,000                          4.71%       4.50%
50,000 but under 100,000              4.44        4.25
100,000 but under 250,000             3.36        3.25
250,000 but under 500,000             2.56        2.50
500,000 but under 1,000,000           2.04        2.00
1,000,000 and above                   NONE        NONE
---------------------------------------------------------------


For Tax Free Funds only:

---------------------------------------------------------------
                                    Class A sales charge
                                     as a percentage of:
---------------------------------------------------------------
Amount of purchase                 Net amount    Offering
at offering price ($)               invested      price*
---------------------------------------------------------------
Under 25,000                          4.71%       4.50%
25,000 but under 50,000               4.44        4.25
50,000 but under 100,000              4.44        4.25
100,000 but under 250,000             3.63        3.50
250,000 but under 500,000             2.83        2.75
500,000 but under 1,000,000           2.04        2.00
1,000,000 and above                   NONE        NONE
---------------------------------------------------------------
*  Offering price includes sales charge.


************************************************************************

Redemption fees. Effective April 19, 2004, the "Shareholder Fees" table and related footnotes in the section entitled "FEES AND EXPENSES" are revised to disclose that a 2.00% redemption fee may apply to any shares purchased on or after April 19, 2004 that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

In addition, effective April 19, 2004, the following paragraph is inserted as the second paragraph in the section entitled "How do I sell fund shares?":

For shares purchased on or after April 19, 2004, the fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam, redemptions of shares purchased directly with contributions by a plan participant or sponsor or loan repayment. The redemption fee will not apply to redemptions from certain omnibus accounts, or in the event of shareholder death or post-purchase disability. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose redemption fees. Please see the SAI for details.

Also, effective April 19, 2004, the following replaces the third paragraph in the section entitled "How do I exchange fund shares?":

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, for shares purchased on or after April 19, 2004, the fund will impose a redemption fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held 5 days or less. In the case of defined contribution plans administered by Putnam, the 2.00% fee applies to exchanges of shares purchased by exchange on or after April 19, 2004 that are held in a plan participant's account for 5 days or less. Administrators, trustees or sponsors of retirement plans may also impose redemption fees.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.


Prospectus Supplement                                              211921  2/04
dated February 27, 2004 to the retail prospectus of all open-end Putnam funds that offer class B shares:
-------------------------------------------------------------------------------

Effective February 27, 2004, the text accompanying the fifth arrow under the heading "Which class of shares is best for me? - Class B shares" is replaced with the following:

* Orders for class B shares of one or more funds that, when combined with existing balances in accounts eligible to be linked for purposes of determining the sales charge applicable to a purchase of class A shares under a right of accumulation, total at least $100,000 will be treated as order for class A shares or refused.


Prospectus Supplement                                              213166  3/04
dated March 30, 2004 to the prospectuses of all open-end Putnam funds that currently have 2% redemption fee disclosure:
-------------------------------------------------------------------------------

In the case of defined contribution plans administered by Putnam, the 2% redemption fee described under "Fees and Expenses," "How do I sell fund shares?" and "How do I exchange fund shares?" in the prospectus will be assessed on exchanges of shares purchased by exchange on or after May 3, 2004 that are held in a plan participant's account for 5 days or less.


Prospectus Supplement
dated April 9, 2004 to:
-----------------------------------------------------------------------------

THE GEORGE PUTNAM FUND OF BOSTON (the "fund")
Prospectuses dated November 30, 2003

As previously disclosed in a press release dated March 2, 2004, Putnam Management discovered that in early 2001, certain Putnam employees had willfully circumvented controls in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in the fund. Putnam made restitution to the fund of approximately $169,000 on February 27, 2004, representing less than $0.001 per share outstanding as of such date. Putnam and the fund's trustees are in the process of finalizing the restitution amount. Additional amounts may be warranted. Putnam has also implemented a number of personnel changes, including senior personnel, and has begun to implement changes in procedures to address these items. Putnam has informed the SEC, the fund's Trustees and independent auditors.

The following information replaces the first paragraph appearing under the caption "Financial Highlights":

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Except for the unaudited information for the six months ended January 31, 2004, this information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.

To comply with regulatory requirements, the following unaudited information for the six months ended January 31, 2004 supplements the information contained in the Financial Highlights table:



------------------------------------------------------------------------------------------------------------
 Per-share operating                  For the six months ended January 31, 2004 (Unaudited)
 performance                Class A      Class B      Class C      Class M      Class R      Class Y
------------------------------------------------------------------------------------------------------------
Net Asset Value,
beginning of period           $15.72       $15.56       $15.63       $15.57       $15.70       $15.76
------------------------------------------------------------------------------------------------------------
Investment Operations:
------------------------------------------------------------------------------------------------------------
Net Investment Income (a)        .16          .10          .10          .12          .14          .18
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments             1.48         1.46         1.47         1.47         1.50         1.49
------------------------------------------------------------------------------------------------------------
Total from investment
operations                      1.64         1.56         1.57         1.59         1.64         1.67
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net investment income      (.18)        (.11)        (.12)        (.14)        (.15)        (.20)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                    --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------
Total distributions             (.18)        (.11)        (.12)        (.14)        (.15)        (.20)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                  17.18        17.01        17.08        17.02        17.19        17.23
------------------------------------------------------------------------------------------------------------
Total return at net
asset value (%)(b)             10.50*       10.11*       10.08*       10.26*       10.54*       10.68*
------------------------------------------------------------------------------------------------------------

Ratios and
supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end
of period (in thousands)   $3,504,915  $1,229,969      $78,774     $229,974           $1     $985,436
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)         .49*        .87*         .87*         .74*         .62*         .37*
------------------------------------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets (%)                    .99*        .62*         .62*         .74*         .87*        1.12*
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)          76.75*      76.75*       76.75*       76.75*       76.75*       76.75*
------------------------------------------------------------------------------------------------------------


 *  Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements.


Statement of Additional Information Supplement                    4/04

dated April 9, 2004 to:
----------------------------------------------------------------------
THE GEORGE PUTNAM FUND OF BOSTON
Statement of Additional Information dated November 30, 2003

The text in the section "Independent Auditors and Financial Statements" is replaced with the following:


INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, are the fund's independent auditors providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Auditors, financial highlights and financial statements included in the fund's Annual Report for the fiscal year ended July 31, 2003 are incorporated by reference into this SAI. The fund's Annual Report for the fiscal year ended July 31, 2003 was filed electronically on September 29, 2003 (File No. 811-58). The audited financial highlights included in the prospectus and incorporated by reference into this SAI and the audited financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the reports of the independent auditors, given on their authority as experts in auditing and accounting.

The following unaudited financial information is added to under the new heading "Financial Statements":


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
January 31, 2004 (Unaudited)

Common stocks (60.9%) (a)
Number of shares                                                          Value

Aerospace and Defense (1.6%)
-------------------------------------------------------------------------------
       709,400 Boeing Co. (The)                                     $29,617,450
       740,500 Lockheed Martin Corp.                                 36,002,959
       249,500 Northrop Grumman Corp.                                24,129,145
       185,500 Raytheon Co.                                           5,659,605
                                                                 --------------
                                                                     95,409,159

Airlines (0.1%)
-------------------------------------------------------------------------------
       218,500 Southwest Airlines Co.                                 3,266,575

Automotive (0.3%)
-------------------------------------------------------------------------------
        41,100 BorgWarner, Inc.                                       3,819,012
       230,000 Lear Corp.                                            15,101,800
                                                                 --------------
                                                                     18,920,812

Banking (7.4%)
-------------------------------------------------------------------------------
     1,018,860 Bank of America Corp.                                 82,996,336
     1,529,350 Bank of New York Co., Inc. (The)                      48,556,863
       164,000 Charter One Financial, Inc.                            5,938,440
       142,500 Compass Bancshares, Inc.                               5,617,350
        39,900 M&T Bank Corp.                                         3,589,803
       454,000 State Street Corp.                                    24,447,900
        53,500 SunTrust Banks, Inc.                                   3,871,260
     3,008,660 U.S. Bancorp                                          85,054,818
     1,268,900 Wachovia Corp.                                        58,673,936
     1,222,750 Washington Mutual, Inc.                               54,167,825
     1,209,130 Wells Fargo & Co.                                     69,416,153
        64,250 Zions Bancorp.                                         3,767,620
                                                                 --------------
                                                                    446,098,304

Beverage (0.4%)
-------------------------------------------------------------------------------
       776,700 Coca-Cola Enterprises, Inc.                           17,786,430
       150,500 Pepsi Bottling Group, Inc. (The)                       3,989,755
                                                                 --------------
                                                                     21,776,185

Broadcasting (0.1%)
-------------------------------------------------------------------------------
        96,200 Viacom, Inc. Class B                                   3,876,860

Building Materials (0.7%)
-------------------------------------------------------------------------------
     1,555,390 Masco Corp.                                           41,466,697

Cable Television (0.5%)
-------------------------------------------------------------------------------
     2,592,320 Liberty Media Corp. Class A (NON)                     30,174,605

Capital Goods (0.1%)
-------------------------------------------------------------------------------
        33,200 Eaton Corp.                                            3,856,180

Chemicals (1.5%)
-------------------------------------------------------------------------------
       263,100 Avery Dennison Corp.                                  16,354,296
       999,900 Dow Chemical Co. (The)                                41,945,805
       291,000 Engelhard Corp.                                        8,255,670
       456,150 PPG Industries, Inc.                                  26,561,615
                                                                 --------------
                                                                     93,117,386

Computers (3.2%)
-------------------------------------------------------------------------------
       434,100 Dell, Inc. (NON)                                      14,529,327
     4,294,681 Hewlett-Packard Co.                                  102,170,461
       605,330 IBM Corp.                                             60,066,896
       184,100 Lexmark International, Inc. (NON)                     15,260,049
                                                                 --------------
                                                                    192,026,733

Conglomerates (2.5%)
-------------------------------------------------------------------------------
        13,877 Berkshire Hathaway, Inc. Class B
               (NON)                                                 41,367,337
       843,800 General Electric Co.                                  28,376,994
       381,900 Honeywell International, Inc.                         13,794,228
     2,538,460 Tyco International, Ltd. (Bermuda)                    67,903,805
                                                                 --------------
                                                                    151,442,364

Consumer Finance (0.5%)
-------------------------------------------------------------------------------
        58,200 Countrywide Financial Corp.                            4,862,610
       856,700 MBNA Corp.                                            23,096,632
                                                                 --------------
                                                                     27,959,242

Consumer Goods (0.7%)
-------------------------------------------------------------------------------
        57,700 Colgate-Palmolive Co.                                  2,958,279
       100,750 Kimberly-Clark Corp.                                   5,950,295
       215,500 Newell Rubbermaid, Inc.                                5,264,665
       256,100 Procter & Gamble Co.                                  25,886,588
                                                                 --------------
                                                                     40,059,827

Electric Utilities (2.2%)
-------------------------------------------------------------------------------
       571,600 CenterPoint Energy, Inc.                               6,001,800
       171,750 Dominion Resources, Inc.                              11,019,480
       508,892 DPL, Inc.                                             10,299,974
     1,002,200 Edison International                                  22,048,400
       256,200 Entergy Corp.                                         14,982,576
       368,200 Exelon Corp.                                          24,662,036
       109,350 FirstEnergy Corp.                                      4,102,812
     1,096,150 PG&E Corp. (NON)                                      29,431,628
       272,280 Progress Energy, Inc.                                 12,192,698
                                                                 --------------
                                                                    134,741,404

Electrical Equipment (0.1%)
-------------------------------------------------------------------------------
       114,900 Emerson Electric Co.                                   7,342,110

Electronics (1.1%)
-------------------------------------------------------------------------------
       562,852 Celestica, Inc. (Canada) (NON)                         9,652,912
       833,230 Intel Corp.                                           25,496,838
       469,000 Micron Technology, Inc. (NON)                          7,555,590
       988,800 Motorola, Inc.                                        16,394,304
     1,358,289 Solectron Corp. (NON)                                  9,643,852
                                                                 --------------
                                                                     68,743,496

Energy (0.5%)
-------------------------------------------------------------------------------
       425,100 GlobalSantaFe Corp. (Cayman Islands)                  11,605,230
       625,200 Halliburton Co.                                       18,849,780
                                                                 --------------
                                                                     30,455,010

Financial (5.9%)
-------------------------------------------------------------------------------
       156,550 CIT Group, Inc.                                        5,936,376
     3,428,420 Citigroup, Inc. (SEG)                                169,638,222
       845,140 Fannie Mae                                            65,160,294
     1,135,140 Freddie Mac                                           70,855,439
       291,700 PMI Group, Inc. (The)                                 11,265,454
     1,865,606 Travelers Property Casualty Corp.
               Class B                                               33,767,469
                                                                 --------------
                                                                    356,623,254

Food (0.7%)
-------------------------------------------------------------------------------
       870,800 ConAgra, Inc.                                         22,588,552
       212,100 General Mills, Inc.                                    9,635,703
       328,950 H.J. Heinz Co.                                        11,638,251
           330 PSF Group Holdings, Inc. 144A Class
               A (NON)                                                  495,570
                                                                 --------------
                                                                     44,358,076

Forest Products and Packaging (0.8%)
-------------------------------------------------------------------------------
     1,162,210 Abitibi-Consolidated, Inc. (Canada)                    8,893,707
       370,650 Boise Cascade Corp.                                   12,027,593
       146,100 MeadWestvaco Corp.                                     3,940,317
       924,300 Smurfit-Stone Container Corp. (NON)                   15,934,932
       403,850 Sonoco Products Co.                                    9,522,783
                                                                 --------------
                                                                     50,319,332

Gaming & Lottery (0.2%)
-------------------------------------------------------------------------------
       193,600 Harrah's Entertainment, Inc.                          10,260,800

Health Care Services (1.5%)
-------------------------------------------------------------------------------
       257,258 Anthem, Inc. (NON)                                    21,038,559
       393,100 Cardinal Health, Inc.                                 25,201,641
       302,700 CIGNA Corp.                                           18,773,454
       136,400 Express Scripts, Inc. Class A (NON)                    9,434,788
       454,000 McKesson Corp.                                        13,338,520
                                                                 --------------
                                                                     87,786,962

Household Furniture and Appliances (0.6%)
-------------------------------------------------------------------------------
       451,640 Whirlpool Corp.                                       34,302,058

Insurance (2.4%)
-------------------------------------------------------------------------------
     1,035,900 ACE, Ltd. (Bermuda)                                   44,978,778
       519,850 American International Group, Inc.                    36,103,583
       184,200 AON Corp.                                              4,525,794
        94,100 MBIA, Inc.                                             5,928,300
       252,600 Radian Group, Inc.                                    11,761,056
        71,400 Torchmark Corp.                                        3,387,216
       443,725 XL Capital, Ltd. Class A (Bermuda)                    35,276,138
                                                                 --------------
                                                                    141,960,865

Investment Banking/Brokerage (1.8%)
-------------------------------------------------------------------------------
     2,294,300 JPMorgan Chase & Co.                                  89,225,327
       291,300 Merrill Lynch & Co., Inc.                             17,125,527
        81,000 Morgan Stanley Dean Witter & Co.                       4,715,010
                                                                 --------------
                                                                    111,065,864

Lodging/Tourism (0.3%)
-------------------------------------------------------------------------------
       503,900 Hilton Hotels Corp.                                    8,062,400
       217,600 Royal Caribbean Cruises, Ltd.                          9,219,712
                                                                 --------------
                                                                     17,282,112

Machinery (0.6%)
-------------------------------------------------------------------------------
       542,350 Ingersoll-Rand Co. Class A (Bermuda)                  36,082,546

Manufacturing (0.2%)
-------------------------------------------------------------------------------
       221,350 Dover Corp.                                            9,146,182

Media (1.0%)
-------------------------------------------------------------------------------
       873,900 Time Warner, Inc. (NON)                               15,354,423
     1,755,200 Walt Disney Co. (The)                                 42,124,800
                                                                 --------------
                                                                     57,479,223

Medical Services (--%)
-------------------------------------------------------------------------------
       374,000 Service Corp. International (NON)                      2,569,380

Medical Technology (0.2%)
-------------------------------------------------------------------------------
       126,000 C.R. Bard, Inc.                                       11,869,200

Metals (0.2%)
-------------------------------------------------------------------------------
       337,600 Alcoa, Inc.                                           11,539,168

Office Equipment & Supplies (0.1%)
-------------------------------------------------------------------------------
       185,600 Pitney Bowes, Inc.                                     7,531,648

Oil & Gas (4.9%)
-------------------------------------------------------------------------------
        27,700 Amerada Hess Corp.                                     1,562,003
       205,660 Apache Corp.                                           7,913,797
       302,550 BP PLC ADR (United Kingdom)                           14,401,380
       136,500 Canadian Natural Resources, Ltd.
               (Canada)                                               6,595,680
       736,823 ConocoPhillips                                        48,541,899
     3,428,692 Exxon Mobil Corp.                                    139,856,347
       232,600 Noble Corp. (Cayman Islands) (NON)                     8,629,460
       123,100 Royal Dutch Petroleum Co. ADR
               (Netherlands)                                          5,834,940
       454,700 Total SA Class B ADR (France)                         40,150,010
       475,100 Unocal Corp.                                          17,493,182
       100,500 Valero Energy Corp.                                    5,318,460
                                                                 --------------
                                                                    296,297,158

Pharmaceuticals (3.5%)
-------------------------------------------------------------------------------
     1,255,100 Abbott Laboratories                                   54,069,708
       197,100 Forest Laboratories, Inc. (NON)                       14,681,979
       264,500 Johnson & Johnson                                     14,129,590
     1,443,200 King Pharmaceuticals, Inc. (NON)                      24,072,576
     2,329,223 Pfizer, Inc.                                          85,319,438
       438,100 Wyeth                                                 17,940,195
                                                                 --------------
                                                                    210,213,486

Photography/Imaging (0.4%)
-------------------------------------------------------------------------------
     1,762,398 Xerox Corp. (NON)                                     25,801,507

Publishing (0.1%)
-------------------------------------------------------------------------------
        75,050 Knight-Ridder, Inc.                                    5,772,846

Railroads (1.3%)
-------------------------------------------------------------------------------
       352,700 Canadian National Railway Co.
               (Canada)                                              21,144,365
       919,000 Union Pacific Corp.                                   59,183,600
                                                                 --------------
                                                                     80,327,965

Real Estate (0.2%)
-------------------------------------------------------------------------------
       439,570 Equity Office Properties Trust (R)                    13,033,251

Regional Bells (2.7%)
-------------------------------------------------------------------------------
     1,048,750 BellSouth Corp.                                       30,654,963
     1,965,404 SBC Communications, Inc.                              50,117,802
     2,217,881 Verizon Communications, Inc.                          81,751,094
                                                                 --------------
                                                                    162,523,859

Restaurants (0.7%)
-------------------------------------------------------------------------------
     1,355,600 Darden Restaurants, Inc.                              27,112,000
       714,000 McDonald's Corp.                                      18,378,360
                                                                 --------------
                                                                     45,490,360

Retail (2.4%)
-------------------------------------------------------------------------------
       606,600 Home Depot, Inc. (The)                                21,516,102
       556,450 JC Penney Co., Inc. (Holding Co.)                     14,567,861
       705,900 Limited Brands                                        12,847,380
       263,400 Lowe's Cos., Inc.                                     14,105,070
     1,949,600 Office Depot, Inc. (NON)                              31,096,120
       699,850 TJX Cos., Inc. (The)                                  16,089,552
       658,400 Wal-Mart Stores, Inc.                                 35,454,840
                                                                 --------------
                                                                    145,676,925

Software (1.6%)
-------------------------------------------------------------------------------
     1,232,800 Computer Associates International,
               Inc.                                                  32,225,392
     2,044,100 Microsoft Corp.                                       56,519,365
       797,100 Oracle Corp. (NON)                                    11,007,951
                                                                 --------------
                                                                     99,752,708

Technology Services (0.4%)
-------------------------------------------------------------------------------
       232,900 Automatic Data Processing, Inc.                        9,956,475
        98,500 First Data Corp.                                       3,857,260
       254,100 Fiserv, Inc. (NON)                                     9,493,176
                                                                 --------------
                                                                     23,306,911

Telecommunications (0.1%)
-------------------------------------------------------------------------------
       230,800 CenturyTel, Inc.                                       6,093,120

Textiles (0.1%)
-------------------------------------------------------------------------------
       189,900 Liz Claiborne, Inc.                                    6,792,723

Tobacco (1.9%)
-------------------------------------------------------------------------------
     2,056,848 Altria Group, Inc.                                   114,340,180

Toys (0.3%)
-------------------------------------------------------------------------------
     1,016,700 Mattel, Inc.                                          19,225,797

Waste Management (0.3%)
-------------------------------------------------------------------------------
       700,950 Republic Services, Inc.                               17,488,703
                                                                 --------------
               Total Common stocks (cost $2,847,303,197)         $3,673,047,118

U.S. government and agency obligations (24.3%) (a)
Principal amount                                                          Value

U.S. Government and Agency Mortgage Obligations (22.0%)
-------------------------------------------------------------------------------
               Federal Home Loan Mortgage
               Corporation
      $484,802 8 3/4s, with due dates from May 1,
               2009 to June 1, 2009                                    $526,263
               Federal National Mortgage
               Association Pass-Through
               Certificates
        29,882 11s, with due dates from October 1,
               2015 to March 1, 2016                                     33,639
       842,024 9s, with due dates from January 1,
               2027 to July 1, 2032                                     925,118
         7,471 8 3/4s, July 1, 2009                                       8,118
     3,379,209 8s, with due dates from August 1,
               2026 to July 1, 2033                                   3,680,178
     4,477,679 7 1/2s, with due dates from October
               1, 2025 to July 1, 2033                                4,789,002
     1,465,003 7 1/2s, with due dates from February
               1, 2015 to April 1, 2016                               1,572,190
     2,889,385 7s, with due dates from July 1, 2025
               to November 1, 2033                                    3,065,564
     3,483,703 7s, with due dates from November 1,
               2007 to January 1, 2015                                3,718,977
    43,544,153 6 1/2s, with due dates from January
               1, 2019 to October 1, 2033                            45,701,651
       657,371 6 1/2s, with due dates from July 1,
               2010 to May 1, 2011                                      699,492
    29,570,000 6 1/2s, TBA, February 1, 2034                         31,020,763
       468,317 6s, with due dates from December 1,
               2013 to May 1, 2017                                      493,591
   618,163,000 5 1/2s, TBA, February 1, 2034                        628,980,853
   544,976,000 5s, TBA, February 1, 2019                            556,897,350
    40,629,000 4s, TBA, February 1, 2019                             39,867,206
               Government National Mortgage
               Association Pass-Through
               Certificates
       990,227 7s, with due dates from August 15,
               2029 to October 15, 2031                               1,056,480
         6,062 5s, July 15, 2033                                          6,036
                                                                 --------------
                                                                  1,323,042,471

U.S. Government and Agency Obligations (2.3%)
-------------------------------------------------------------------------------
   118,135,000 Fannie Mae 7 1/4s, January 15, 2010                  139,750,633

U.S. Treasury Obligations (--%)
-------------------------------------------------------------------------------
     1,450,000 U.S. Treasury Bonds 4 1/4s, November 15, 2013          1,463,140
                                                                 --------------
               Total U.S. government and agency
               obligations (cost $1,458,295,270)                 $1,464,256,244

Corporate bonds and notes (10.2%) (a)
Principal amount                                                          Value

Aerospace and Defense (0.2%)
-------------------------------------------------------------------------------
      $675,000 BAE Systems Holdings, Inc. 144A
               notes 6.4s, 2011                                        $732,658
       285,000 Boeing Capital Corp. sr. notes
               4 3/4s, 2008                                             297,709
       785,000 Boeing Co. (The) bonds 6 1/8s, 2033                      803,309
     2,300,000 Lockheed Martin Corp. bonds 8 1/2s,
               2029                                                   3,053,542
     1,115,000 Northrop Grumman Corp. company
               guaranty 7 1/8s, 2011                                  1,298,372
     2,275,000 Raytheon Co. debs. 6s, 2010                            2,464,692
     1,145,000 Raytheon Co. notes 8.3s, 2010                          1,375,764
       830,000 Raytheon Co. notes 4.85s, 2011                           846,987
                                                                 --------------
                                                                     10,873,033

Airlines (0.1%)
-------------------------------------------------------------------------------
       377,074 Continental Airlines, Inc.
               pass-through certificates Ser.
               98-1A, 6.648s, 2017                                      377,074
     4,215,000 Continental Airlines, Inc.
               pass-through certificates Ser. 98-2,
                6.32s, 2008                                           4,254,119
       363,848 US Air, Inc. pass-through
               certificates Ser. 93-A2,
               9 5/8s, 2004 (In default) (NON)                          109,154
                                                                 --------------
                                                                      4,740,347

Automotive (0.4%)
-------------------------------------------------------------------------------
       400,000 American Axle & Manufacturing, Inc.
               company guaranty 9 3/4s, 2009                            421,000
     2,525,000 DaimlerChrysler NA Holding Corp.
               company guaranty 7.2s, 2009                            2,844,731
     2,785,000 DaimlerChrysler NA Holding Corp.
               company guaranty Ser. D,  3.4s, 2004                   2,823,346
     2,120,000 Ford Motor Co. debs. 9.98s, 2047                       2,670,963
     1,410,000 Ford Motor Co. notes 7.45s, 2031                       1,431,476
     3,835,000 Ford Motor Credit Corp. notes
               7 3/8s, 2009                                           4,216,306
     1,295,000 General Motors Acceptance Corp.
               bonds 8s, 2031                                         1,420,103
     3,735,000 General Motors Acceptance Corp.
               notes Ser. MTN, 5.36s, 2004                            3,801,819
     1,020,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                            1,188,300
     1,540,000 SPX Corp. sr. notes 6 1/4s, 2011                       1,586,200
                                                                 --------------
                                                                     22,404,244

Banking (1.1%)
-------------------------------------------------------------------------------
     1,055,000 Allfirst Financial, Inc. sub. notes
               7.2s, 2007                                             1,177,776
       405,000 Bank of New York Co., Inc. (The) sr.
               sub. notes FRN 3.4s, 2013                                398,070
     1,785,000 Bank One Corp. sub. debs. 8s, 2027                     2,285,198
       515,000 Bank One Corp. sub. debs. 7 5/8s,
               2026                                                     628,234
     2,355,000 Bank One Corp. sub. notes 7.6s, 2007                   2,678,118
     7,190,000 Bank United Corp. notes Ser. A, 8s,
               2009                                                   8,554,346
       350,000 Bank United Corp. sub. notes 8 7/8s,
               2007                                                     414,175
     1,930,000 Barclays Bank PLC 144A FRN 6.86s,
               2049 (United Kingdom)                                  2,136,358
       545,000 Capital One Bank notes 6 1/2s, 2013                      589,505
       385,000 Capital One Bank notes Ser. BKNT,
               4 7/8s, 2008                                             401,552
       470,000 Capital One Bank sr. notes
               Ser. BKNT, 6.7s, 2008                                    521,845
     1,035,000 Countrywide Capital III company
               guaranty Ser. B, 8.05s, 2027                           1,217,222
     1,035,000 Credit Suisse First Boston USA, Inc.
               notes 5 1/2s, 2013                                     1,074,798
     1,620,000 First Chicago NBD Corp. sub. notes
               6 3/8s, 2009                                           1,843,929
     3,760,000 First Union National Bank sub. notes
               7.8s, 2010                                             4,557,116
       935,000 Fleet Capital Trust V bank guaranty
               FRN 2.17s, 2028                                          922,531
       410,000 FleetBoston Financial Corp. notes
               7 1/4s, 2005                                             444,922
     2,300,000 HSBC Capital Funding LP 144A bank
               guaranty FRB 9.547s, 2049 (Jersey)                     2,940,651
     2,645,000 HSBC Capital Funding LP 144A bank
               guaranty FRB 4.61s, 2049 (Jersey)                      2,513,816
     1,455,000 Merita Bank, Ltd. sub. notes 6 1/2s,
               2006 (Finland)                                         1,568,235
     1,095,000 National City Bank bonds 4 5/8s,
               2013                                                   1,085,126
     5,540,000 NB Capital Trust IV company guaranty
               8 1/4s, 2027                                           6,495,351
       815,000 Nordea Bank Finland PLC sub. notes
               6 1/2s, 2009 (Finland)                                   914,547
     2,520,000 Peoples Bank - Bridgeport sub. notes
               7.2s, 2006                                             2,744,025
     2,345,000 PNC Funding Corp. bonds 5 1/4s, 2015                   2,352,928
     1,200,000 Popular North America, Inc. sub.
               notes 3 7/8s, 2008                                     1,203,749
        80,000 Rabobank Capital Funding II 144A
               bonds 5.26s, 2049                                         80,890
     2,745,000 Royal Bank of Scotland Group PLC FRB
               7.648s, 2031 (United Kingdom)                          3,324,028
     2,855,000 Sovereign Bancorp, Inc. sr. notes
               10 1/2s, 2006                                          3,405,321
     1,270,000 Suncorp-Metway, Ltd. 144A FRB
               3 1/2s, 2013 (Australia)                               1,250,252
     3,020,000 UBS AG/Jersey Branch FRN 4.17s, 2008
               (United Kingdom)                                       3,050,200
     1,345,000 UBS Preferred Funding Trust I FRB
               8.622s, 2049                                           1,663,941
     1,010,000 Westpac Capital Trust III 144A sub.
               notes FRN 5.819s, 2013                                 1,056,127
                                                                 --------------
                                                                     65,494,882

Beverage (0.1%)
-------------------------------------------------------------------------------
       235,000 Constellation Brands, Inc. company
               guaranty 8 1/2s, 2009                                    244,988
     2,000,000 Diageo PLC company guaranty 8s, 2022
               (United Kingdom)                                       2,504,650
     1,380,000 Miller Brewing Co. 144A notes
               5 1/2s, 2013                                           1,434,352
     2,605,000 PepsiAmericas, Inc. notes Ser. MTN,
               3 7/8s, 2007                                           2,666,240
                                                                 --------------
                                                                      6,850,230

Broadcasting (0.2%)
-------------------------------------------------------------------------------
     1,355,000 Chancellor Media Corp. company
               guaranty 8s, 2008                                      1,568,413
       740,000 News America Holdings, Inc. company
               guaranty 9 1/4s, 2013                                    957,374
     1,930,000 News America Holdings, Inc. debs.
               7 3/4s, 2045                                           2,301,112
     1,900,000 News America Holdings, Inc. debs.
               7.7s, 2025                                             2,222,367
        75,000 News America, Inc. company guaranty
               4 3/4s, 2010                                              76,909
     1,420,000 News America, Inc. sr. notes 6 5/8s,
               2008                                                   1,576,007
     1,955,000 Viacom, Inc. company guaranty 7.7s,
               2010                                                   2,351,949
                                                                 --------------
                                                                     11,054,131

Cable Television (0.3%)
-------------------------------------------------------------------------------
       561,000 AT&T Broadband Corp. company
               guaranty 8 3/8s, 2013                                    689,122
     2,150,000 Comcast Corp. company guaranty
               7.05s, 2033                                            2,359,081
       890,000 Comcast Corp. company guaranty
               5.85s, 2010                                              959,676
     1,305,000 Cox Communications, Inc. notes
               7 3/4s, 2010                                           1,554,695
       945,000 Cox Enterprises, Inc. 144A notes 8s,
               2007                                                   1,081,440
     3,070,000 Jones Intercable, Inc. sr. notes
               7 5/8s, 2008                                           3,522,263
     1,485,000 Liberty Media Corp. debs. 8 1/2s,
               2029                                                   1,795,693
     1,330,000 Liberty Media Corp. sr. notes 5.7s,
               2013                                                   1,346,500
     1,400,000 Rogers Cable Inc. sec. notes 6 1/4s,
               2013 (Canada)                                          1,449,000
     3,200,000 TCI Communications, Inc. debs.
               7 7/8s, 2013                                           3,811,030
     1,380,000 USA Interactive notes 7s, 2013                         1,532,921
                                                                 --------------
                                                                     20,101,421

Chemicals (0.2%)
-------------------------------------------------------------------------------
     1,270,000 Avery Dennison Corp. notes 4 7/8s,
               2013                                                   1,274,078
     1,315,000 Dow Chemical Co. (The) debs. 8.55s,
               2009                                                   1,601,571
     2,195,000 Dow Chemical Co. (The) notes 5 3/4s,
               2009                                                   2,371,168
       685,000 Eastman Chemical Co. notes 3 1/4s,
               2008                                                     664,496
     1,917,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                          2,319,570
       450,000 ICI Wilmington, Inc. company
               guaranty 5 5/8s, 2013                                    462,780
     1,150,000 ICI Wilmington, Inc. company
               guaranty 4 3/8s, 2008                                  1,157,455
     2,027,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                  2,249,970
       680,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                    741,200
     1,080,000 Millennium America, Inc. company
               guaranty 7s, 2006                                      1,112,400
       730,000 Monsanto Co. notes 4s, 2008                              733,001
       240,000 Monsanto Co. sr. notes 7 3/8s, 2012                      277,562
       465,000 Praxair, Inc. notes 6 3/8s, 2012                         522,766
                                                                 --------------
                                                                     15,488,017

Coal (--%)
-------------------------------------------------------------------------------
     1,505,000 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                     1,565,200

Commercial and Consumer Services (--%)
-------------------------------------------------------------------------------
     1,600,000 Deluxe Corp. notes 5s, 2012                            1,641,878

Computers (--%)
-------------------------------------------------------------------------------
       695,000 SunGard Data Systems, Inc. 144A
               bonds 4 7/8s, 2014                                       688,236

Conglomerates (0.1%)
-------------------------------------------------------------------------------
     2,280,000 Textron Financial Corp. notes 6s,
               2009                                                   2,514,977
     1,235,000 Tyco International Group SA company
               guaranty 7s, 2028 (Luxembourg)                         1,303,618
     2,425,000 Tyco International Group SA company
               guaranty 6 3/4s,  2011 (Luxembourg)                    2,659,568
                                                                 --------------
                                                                      6,478,163

Consumer Finance (0.2%)
-------------------------------------------------------------------------------
       720,000 Capital One Financial Corp. notes
               7 1/4s, 2006                                             778,710
     2,310,000 Countrywide Home Loans, Inc. company
               guaranty Ser. K, 5 5/8s, 2007                          2,497,863
     4,025,000 Household Finance Corp. notes 7s,
               2012                                                   4,633,685
     1,820,000 Household Finance Corp. notes
               6 3/4s, 2011                                           2,067,673
     2,895,000 Household Finance Corp. sr. unsub.
               5 7/8s, 2009                                           3,162,388
                                                                 --------------
                                                                     13,140,319

Consumer Goods (--%)
-------------------------------------------------------------------------------
     1,385,000 Johnson (SC) & Son, Inc. 144A bonds
               5 3/4s, 2033                                           1,358,150
     1,550,000 Procter & Gamble Co. bonds 5 1/2s,
               2034                                                   1,525,355
                                                                 --------------
                                                                      2,883,505

Containers (0.1%)
-------------------------------------------------------------------------------
     1,283,000 Owens-Brockway Glass company
               guaranty 8 7/8s, 2009                                  1,404,885
       750,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                             825,000
       845,000 Sealed Air Corp. 144A bonds 6 7/8s,
               2033                                                     907,286
       800,000 Sealed Air Corp. 144A notes 5 5/8s,
               2013                                                     828,118
                                                                 --------------
                                                                      3,965,289

Electric Utilities (1.4%)
-------------------------------------------------------------------------------
       485,000 AEP Texas Central Co. sr. notes
               Ser. D, 5 1/2s, 2013                                     504,586
     2,015,000 Alabama Power Co. sr. notes Ser. S,
               5 7/8s, 2022                                           2,087,118
       275,000 American Electric Power Co., Inc.
               notes Ser. A, 6 1/8s, 2006                               296,469
       400,000 American Electric Power Co., Inc.
               sr. notes Ser. C, 5 3/8s, 2010                           421,309
       475,000 Appalachian Power Co. notes 3.6s,
               2008                                                     472,109
     4,845,000 Arizona Public Services Co. sr.
               notes 6 3/4s, 2006                                     5,331,230
       480,000 Carolina Power & Light Co. 1st mtge.
               6 1/8s, 2033                                             493,456
     1,760,000 CenterPoint Energy, Inc. sr. notes
               Ser. B, 7 1/4s, 2010                                   1,890,948
     1,385,000 Cleveland Electric Illuminating Co.
               (The) 144A sr. notes 5.65s, 2013                       1,381,179
       735,000 Consumers Energy Co. bonds 6 1/4s,
               2006                                                     791,852
     2,410,000 Consumers Energy Co. 144A 1st. mtge.
               5 3/8s, 2013                                           2,445,605
       975,000 Dayton Power & Light Co. (The) 144A
               1st mtge. 5 1/8s, 2013                                   991,972
       535,000 DPL, Inc. sr. notes 8 1/4s, 2007                         596,525
     1,140,000 DPL, Inc. sr. notes 6 7/8s, 2011                       1,214,100
     1,155,000 Duke Capital Corp. sr. notes Ser. A,
               6 1/4s, 2005                                           1,205,663
     3,535,000 Duke Energy Corp. 1st mtge. 5.3s,
               2015                                                   3,603,784
     1,090,000 Enterprise Capital Trust II company
               guaranty FRB Ser. B, 2.383s, 2028                        964,798
     2,270,000 Exelon Corp. sr. notes 6 3/4s, 2011                    2,557,673
     1,450,000 Exelon Generation Co., LLC sr. notes
               6.95s, 2011                                            1,654,288
     2,475,000 FirstEnergy Corp. notes Ser. C,
               7 3/8s, 2031                                           2,582,920
     1,055,000 Florida Power & Light Co. 1st mtge.
               5.95s, 2033                                            1,100,971
       490,000 Florida Power & Light Co. 1st mtge.
               5 5/8s, 2034                                             488,546
     2,185,000 Monongahela Power Co. 1st mtge. 5s,
               2006                                                   2,220,506
     2,735,000 National Rural Utilities Cooperative
               Finance Corp. coll. trust 6s, 2006                     2,946,487
     1,065,000 National Rural Utilities Cooperative
               Finance Corp. coll. trust 3 7/8s,
               2008                                                   1,083,718
     1,650,000 National Rural Utilities Cooperative
               Finance Corp. coll. trust 3s, 2006                     1,674,486
     1,040,000 Nevada Power Co. 144A 2nd mtge. 9s,
               2013                                                   1,154,400
     3,840,000 NiSource Finance Corp. company
               guaranty 7 7/8s, 2010                                  4,604,863
     1,840,000 Northern States Power Co. mtge.
               Ser. B, 8s, 2012                                       2,268,939
       820,000 Oncor Electric Delivery Co. sec.
               notes 7 1/4s, 2033                                       946,158
     1,365,000 Oncor Electric Delivery Co. sec.
               notes 6 3/8s, 2012                                     1,507,840
     1,020,000 PacifiCorp Sinking Fund 1st mtge.
               5.45s, 2013                                            1,067,616
       470,000 Panhandle Eastern Pipe Line 144A
               notes 4.8s, 2008                                         486,419
     1,715,000 Pepco Holdings, Inc. notes 5 1/2s,
               2007                                                   1,827,789
       585,000 Potomac Edison Co. 1st mtge. 8s,
               2024                                                     581,344
     1,431,718 Power Receivable Finance LLC 144A
               sr. notes 6.29s, 2012                                  1,515,503
     1,850,000 PP&L Capital Funding, Inc. company
               guaranty Ser. D, 8 3/8s, 2007                          2,106,593
       555,000 Progress Energy, Inc. sr. notes
               6 3/4s, 2006                                             601,301
     2,060,000 Progress Energy, Inc. sr. notes
               6.55s, 2004                                            2,067,978
       165,000 Progress Energy, Inc. sr. notes
               6.05s, 2007                                              178,298
     7,810,000 PSI Energy, Inc. 1st mtge. Ser. EEE,
               6.65s, 2006                                            8,512,325
       570,000 Public Service Company of New Mexico
               sr. notes 4.4s, 2008                                     580,211
     1,465,000 Public Service Electric & Gas Co.
               1st mtge. FRN 6 3/8s, 2008                             1,617,250
       375,000 Public Services Co. of Colorado sr.
               notes Ser. A, 6 7/8s, 2009                               426,228
       510,000 Rochester Gas & Electric notes
               6 3/8s, 2033                                             525,875
       875,000 South Carolina Electric & Gas Co.
               1st mtge. 5.3s, 2033                                     823,583
       770,000 Southern California Edison Co. 1st
               mtge. 6s, 2034                                           774,783
       520,000 Southern California Edison Co. 1st
               mtge. 5s, 2014                                           522,576
     1,345,000 Southwestern Public Service Co. 144A
               bonds 6s, 2033                                         1,349,864
       660,000 Tampa Electric Co. notes 6 7/8s,
               2012                                                     734,628
       835,000 TXU Energy Co. sr. notes 7s, 2013                        930,997
       400,000 TXU Energy Co. sr. notes 6 1/8s,
               2008                                                     427,966
     1,170,000 Virginia Electric & Power Co. sr.
               notes 4 3/4s, 2013                                     1,163,709
     1,373,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                           1,596,113
       950,000 XCEL Energy, Inc. sr. notes 3.4s,
               2008                                                     932,026
                                                                 --------------
                                                                     82,835,473

Electronics (0.1%)
-------------------------------------------------------------------------------
     1,710,000 Arrow Electronics, Inc. notes
               6 7/8s, 2013                                           1,830,756
     1,520,000 Jabil Circuit, Inc. sr. notes
               5 7/8s, 2010                                           1,613,699
       390,000 Motorola, Inc. notes 7 5/8s, 2010                        455,689
       425,000 Motorola, Inc. notes 6 3/4s, 2006                        456,931
                                                                 --------------
                                                                      4,357,075

Energy (0.1%)
-------------------------------------------------------------------------------
       548,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                             593,210
       650,000 Halliburton Co. notes Ser. MTN,
               5 5/8s, 2008                                             690,033
     1,300,000 Halliburton Co. 144A notes 5 1/2s,
               2010                                                   1,367,125
       536,000 Pride Petroleum Services, Inc. sr.
               notes 9 3/8s, 2007                                       552,080
     1,180,000 Schlumberger Technology Corp. 144A
               notes 6 1/2s, 2012                                     1,326,427
     1,870,000 Transocean Sedco Forex, Inc. notes
               6 5/8s, 2011                                           2,092,365
       650,000 Weatherford International, Ltd.
               notes 4.95s, 2013 (Bermuda)                              645,501
                                                                 --------------
                                                                      7,266,741

Financial (1.3%)
-------------------------------------------------------------------------------
     1,310,000 Ace INA Holdings, Inc. company
               guaranty 8.3s, 2006                                    1,479,076
     6,320,000 ASIF Global Financing 144A notes
               3.85s, 2007                                            6,436,991
     1,525,000 Associates Corp. NA sr. notes Ser.
               8, 7 3/8s, 2007                                        1,730,723
     3,165,000 Associates First Capital Corp. debs.
               6.95s, 2018                                            3,679,961
     3,770,000 Associates First Capital Corp. sr.
               notes 6 1/4s, 2008                                     4,192,368
     4,065,000 Associates First Capital Corp. sub.
               debs. 8.15s, 2009                                      4,878,939
     1,250,000 AXA Financial, Inc. sr. notes
               7 3/4s, 2010                                           1,481,865
     2,125,000 CIT Group, Inc. sr. notes 5 1/2s,
               2007                                                   2,276,810
     2,235,000 CIT Group, Inc. sr. notes Ser. MTN,
               6 7/8s, 2009                                           2,526,594
     1,555,000 CIT Group, Inc. sr. sub. notes
               4 1/8s, 2006                                           1,609,616
     1,925,000 Citigroup, Inc. debs. 6 5/8s, 2028                     2,127,196
     2,865,000 Citigroup, Inc. sub. notes 7 1/4s,
               2010                                                   3,350,615
     1,545,000 Executive Risk Capital Trust company
               guaranty Class B, 8.675s, 2027                         1,777,158
     1,300,000 Fund American Cos. Inc. notes
               5 7/8s, 2013                                           1,323,989
     1,795,000 General Electric Capital Corp.
               company guaranty 7 7/8s, 2006                          2,050,398
       565,000 General Electric Capital Corp. notes
               Ser. A, 6 3/4s, 2032                                     637,240
       830,000 General Electric Capital Corp. notes
               Ser. A, 6s, 2012                                         907,759
     1,340,000 General Electric Capital Corp. notes
               Ser. MTN, 3 1/4s, 2009                                 1,311,517
       955,000 General Electric Capital Corp. notes
               Ser. MTNA, 6 1/8s, 2011                                1,056,081
       890,000 Hartford Financial Services Group,
               Inc. (The) sr. notes 7.9s, 2010                        1,062,789
     1,685,000 Hartford Life, Inc. sr. notes
               7 3/8s, 2031                                           2,005,930
       760,000 Heller Financial, Inc. notes 7 3/8s,
               2009                                                     895,009
     1,370,000 ING Capital Funding Trust III
               company guaranty FRB 8.439s, 2010                      1,663,232
     1,585,000 International Lease Finance Corp.
               notes 4.35s, 2008                                      1,623,294
     1,470,000 John Hancock Financial Services,
               Inc. sr. notes 5 5/8s, 2008                            1,586,552
       765,000 John Hancock Global Funding II 144A
               notes 7.9s, 2010                                         914,245
     8,205,000 Liberty Mutual Insurance 144A notes
               7.697s, 2097                                           7,814,811
       680,000 Metlife, Inc. sr. notes 6 1/8s, 2011                     748,566
       465,000 Nationwide Financial Services, Inc.
               notes 5 5/8s, 2015                                       488,111
       375,000 Nationwide Mutual Insurance Co. 144A
               notes 8 1/4s, 2031                                       456,634
       710,000 OneAmerica Financial Partners, Inc.
               144A bonds 7s, 2033                                      735,314
     1,515,000 Principal Life Global Funding I 144A
               sec. notes 5 1/4s, 2013                                1,547,918
       865,000 Protective Life Corp. notes 4.3s,
               2013                                                     827,289
       210,000 Prudential Financial, Inc. notes
               Ser. MTNB, 4 1/2s, 2013                                  202,383
     1,745,000 Prudential Insurance Co. 144A notes
               8.3s, 2025                                             2,160,329
     1,585,000 St. Paul Co., Inc. (The) sr. notes
               5 3/4s, 2007                                           1,705,033
       935,000 State Street Capital Trust II FRN
               1.68s, 2008                                              941,979
     2,115,000 Sun Life Canada Capital Trust 144A
               company guaranty 8.526s, 2049                          2,506,023
       565,000 Travelers Property Casualty Corp.
               sr. notes 3 3/4s, 2008                                   569,841
     1,730,000 USF&G Capital I 144A company
               guaranty 8 1/2s, 2045                                  2,089,096
       620,000 XL Capital Europe PLC company
               guaranty 6 1/2s, 2012 (United
               Kingdom)                                                 678,835
                                                                 --------------
                                                                     78,058,109

Food (0.4%)
-------------------------------------------------------------------------------
     2,070,000 Cadbury Schweppes US Finance LLC
               144A notes 3 7/8s, 2008                                2,077,365
     3,520,000 Campbell Soup Co. notes 6 3/4s, 2011                   4,028,003
     1,130,000 ConAgra, Inc. notes 7 7/8s, 2010                       1,354,654
     2,475,000 ConAgra, Inc. notes 6s, 2006                           2,672,374
       810,000 Dean Foods Co. sr. notes 8.15s, 2007                     882,900
     1,375,000 Hormel Foods Corp. notes 6 5/8s,
               2011                                                   1,572,952
     5,245,000 Kraft Foods, Inc. notes 4 5/8s, 2006                   5,497,636
     2,560,000 Tyson Foods, Inc. notes 8 1/4s, 2011                   2,998,546
       810,000 Tyson Foods, Inc. notes 7 1/4s, 2006                     887,321
       790,000 Tyson Foods, Inc. notes 7s, 2018                         853,978
                                                                 --------------
                                                                     22,825,729

Forest Products and Packaging (--%)
-------------------------------------------------------------------------------
       465,000 Packaging Corp. of America notes
               5 3/4s, 2013                                             477,108

Gaming & Lottery (0.2%)
-------------------------------------------------------------------------------
       810,000 GTECH Holdings Corp. 144A notes
               4 3/4s, 2010                                             829,022
       935,000 International Game Technology sr.
               notes 8 3/8s, 2009                                     1,122,819
     1,330,000 International Game Technology sr.
               notes 7 7/8s, 2004                                     1,351,695
       600,000 MGM Mirage, Inc. company guaranty
               9 3/4s, 2007                                             690,000
     1,605,000 MGM Mirage, Inc. company guaranty
               8 3/8s, 2011                                           1,845,750
     1,320,000 Mohegan Tribal Gaming Authority sr.
               notes 8 1/8s, 2006                                     1,412,400
       390,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8 3/8s, 2011                                  429,000
       270,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 6 3/8s, 2009                                  281,475
       740,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                       823,250
       705,000 Park Place Entertainment Corp. sr.
               sub. notes 9 3/8s, 2007                                  798,413
                                                                 --------------
                                                                      9,583,824

Health Care (--%)
-------------------------------------------------------------------------------
       265,000 HCA, Inc. sr. notes 7 7/8s, 2011                         305,714
       495,000 HCA, Inc. sr. notes 6.95s, 2012                          541,652
                                                                 --------------
                                                                        847,366

Homebuilding (0.2%)
-------------------------------------------------------------------------------
     1,350,000 D.R. Horton, Inc. company guaranty
               8s, 2009                                               1,518,750
       490,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                     525,525
     1,725,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                   1,725,000
     2,652,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                     2,665,260
        20,000 Lennar Corp. company guaranty
               Ser. B, 9.95s, 2010                                       23,025
       973,000 Lennar Corp. sr. notes 7 5/8s, 2009                    1,124,816
     1,990,000 Pulte Homes, Inc. company guaranty
               7 7/8s, 2011                                           2,353,931
                                                                 --------------
                                                                      9,936,307

Investment Banking/Brokerage (0.2%)
-------------------------------------------------------------------------------
     2,365,000 Bear Stearns Cos., Inc. (The) notes
               7.8s, 2007                                             2,737,071
     1,610,000 Goldman Sachs Group, Inc. (The)
               notes 6 1/8s, 2033                                     1,636,354
       770,000 Goldman Sachs Group, Inc. (The)
               notes 4 3/4s, 2013                                       754,731
     4,410,000 JPMorgan Chase & Co. notes 5.35s,
               2007                                                   4,727,855
       500,000 JPMorgan Chase & Co. sr. notes
               3 5/8s, 2008                                             503,532
     2,700,000 JPMorgan Chase & Co. sub. notes
               5 3/4s, 2013                                           2,891,795
       540,000 Merrill Lynch & Co., Inc. notes
               Ser. B, 4 3/4s, 2009                                     566,549
     1,270,000 Morgan Stanley Tracers notes 4 1/4s,
               2010                                                   1,276,908
                                                                 --------------
                                                                     15,094,795

Lodging/Tourism (0.1%)
-------------------------------------------------------------------------------
     1,995,000 Cendant Corp. notes 6 1/4s, 2010                       2,178,125
       900,000 Hilton Hotels Corp. notes 8 1/4s,
               2011                                                   1,035,000
       465,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                     520,800
       621,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 3/8s, 2007                      666,023
                                                                 --------------
                                                                      4,399,948

Machinery (0.1%)
-------------------------------------------------------------------------------
     1,270,000 John Deere Capital Corp. sr. notes
               Ser. D, 3 1/8s, 2005                                   1,291,759
     1,720,000 Kennametal, Inc. sr. notes 7.2s,
               2012                                                   1,879,301
                                                                 --------------
                                                                      3,171,060

Manufacturing (--%)
-------------------------------------------------------------------------------
       265,000 Bunge Ltd. Finance Corp. company
               guaranty 7.8s, 2012                                      308,280
       420,000 Bunge Ltd. Finance Corp. notes
               5 7/8s, 2013                                             428,791
       905,000 Bunge Ltd. Finance Corp. 144A notes
               4 3/8s, 2008                                             918,883
                                                                 --------------
                                                                      1,655,954

Media (0.2%)
-------------------------------------------------------------------------------
     2,325,000 Time Warner, Inc. bonds 7 5/8s, 2031                   2,671,209
     2,520,000 Time Warner, Inc. debs. 9.15s, 2023                    3,290,493
     4,090,000 Time Warner, Inc. debs. 9 1/8s, 2013                   5,221,306
       915,000 Time Warner, Inc. notes 8.18s, 2007                    1,056,734
                                                                 --------------
                                                                     12,239,742

Medical Services (--%)
-------------------------------------------------------------------------------
       650,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                    695,500
       476,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                             533,120
     1,608,000 Multicare Companies, Inc. sr. sub.
               notes 9s, 2007 (In default) (NON)                              2
     1,446,000 Service Corp. International notes
               6s, 2005                                               1,485,765
                                                                 --------------
                                                                      2,714,387

Metals (0.1%)
-------------------------------------------------------------------------------
     2,750,000 Alcoa, Inc. notes 6 1/2s, 2011                         3,111,603
     1,205,000 Falconbridge, Ltd. bonds 5 3/8s,
               2015 (Canada)                                          1,206,828
       575,000 WMC Finance USA company guaranty
               6 1/4s, 2033 (Australia)                                 595,866
       995,000 WMC Finance USA company guaranty
               5 1/8s, 2013 (Australia)                               1,003,627
                                                                 --------------
                                                                      5,917,924

Natural Gas Utilities (0.2%)
-------------------------------------------------------------------------------
       260,000 CenterPoint Energy Resources Corp.
               debs. 8.9s, 2006                                         294,161
     1,025,000 CenterPoint Energy Resources Corp.
               notes 7 3/4s, 2011                                     1,148,737
     1,835,000 Duke Energy Field Services, LLC
               notes 7 7/8s, 2010                                     2,180,565
       910,000 KeySpan Corp. notes 7 5/8s, 2010                       1,091,336
     1,860,000 Kinder Morgan, Inc. sr. notes
               6 1/2s, 2012                                           2,065,451
       545,000 National Fuel Gas Co. notes 5 1/4s,
               2013                                                     563,222
     1,595,000 Sempra Energy notes 7.95s, 2010                        1,898,340
       590,000 TransCanada Pipelines, Ltd. notes
               4s, 2013 (Canada)                                        554,887
                                                                 --------------
                                                                      9,796,699

Oil & Gas (0.4%)
-------------------------------------------------------------------------------
       565,000 Anadarko Finance Co. company
               guaranty Ser. B, 6 3/4s, 2011                            647,001
     3,130,000 Conoco Funding Co. company guaranty
               6.35s, 2011                                            3,526,136
     2,890,000 Louis Dreyfus Natural Gas Corp.
               notes 6 7/8s, 2007                                     3,197,649
     1,140,000 MidAmerican Energy Holdings Co. sr.
               notes 4 5/8s, 2007                                     1,180,622
       245,000 MidAmerican Energy Holdings Co. sr.
               notes 3 1/2s, 2008                                       241,411
     1,780,000 Motiva Enterprises, LLC 144A sr.
               notes 5.2s, 2012                                       1,831,458
       370,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                             414,400
     1,000,000 Nexen, Inc. notes 7 7/8s, 2032
               (Canada)                                               1,230,075
       885,000 Nexen, Inc. notes 5.05s, 2013
               (Canada)                                                 885,220
     1,910,000 Noble Affiliates, Inc. sr. notes 8s,
               2027                                                   2,254,161
     1,140,000 Ocean Energy, Inc. company guaranty
               7 1/4s, 2011                                           1,324,967
       820,000 Petro-Canada, Ltd. bonds 5.35s, 2033
               (Canada)                                                 745,142
     1,525,000 Phillips Petroleum Co. notes 8 3/4s,
               2010                                                   1,915,960
     2,935,000 Union Oil Co. of California company
               guaranty 7 1/2s, 2029                                  3,471,172
       599,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                             664,890
       733,000 Westport Resources Corp. company
               guaranty 8 1/4s, 2011                                    806,300
                                                                 --------------
                                                                     24,336,564

Pharmaceuticals (0.1%)
-------------------------------------------------------------------------------
     2,935,000 American Home Products Corp. notes
               6.95s, 2011                                            3,332,285
       845,000 Bayer Corp. 144A FRB 6.2s, 2008                          917,155
       790,000 Wyeth bonds 6 1/2s, 2034                                 822,456
                                                                 --------------
                                                                      5,071,896

Power Producers (--%)
-------------------------------------------------------------------------------
       717,431 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON)                                                    502,202

Railroads (0.2%)
-------------------------------------------------------------------------------
     2,180,000 CSX Corp. notes 6 1/4s, 2008                           2,402,711
     1,040,000 CSX Corp. notes 4 7/8s, 2009                           1,076,942
     1,075,000 Norfolk Southern Corp. sr. notes
               7 1/4s, 2031                                           1,234,474
     2,055,000 Union Pacific Corp. notes 7 3/8s,
               2009                                                   2,395,733
       940,000 Union Pacific Corp. notes 6.65s,
               2011                                                   1,070,971
       885,000 Union Pacific Corp. notes 6 5/8s,
               2008                                                     983,022
                                                                 --------------
                                                                      9,163,853

Real Estate (0.3%)
-------------------------------------------------------------------------------
     3,535,000 Archstone-Smith Operating Trust
               notes 5s, 2007 (R)                                     3,715,747
       650,000 CenterPoint Properties Trust notes
               Ser. MTN, 4 3/4s, 2010                                   646,974
     1,320,000 Developers Diversified Realty Corp.
               notes 4 5/8s, 2010                                     1,319,312
     1,540,000 EOP Operating LP sr. notes 7s, 2011                    1,761,830
     2,730,000 Franchise Finance Corp. of America
               sr. notes 8 3/4s, 2010 (R)                             3,454,837
     1,690,000 Hospitality Properties Trust notes
               6 3/4s, 2013 (R)                                       1,786,600
       530,000 HRPT Properties Trust bonds 5 3/4s,
               2014 (R)                                                 536,209
       410,000 HRPT Properties Trust sr. notes
               6.7s, 2005 (R)                                           426,211
       282,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                         322,185
     1,050,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                               1,134,000
       680,000 iStar Financial, Inc. sr. notes 6s,
               2010 (R)                                                 702,100
     1,375,000 Kimco Realty Corp. notes Ser. MTNC,
               5.19s, 2013                                            1,390,155
       445,000 Rouse Co. (The) notes 5 3/8s, 2013                       445,947
     2,575,000 Tanger Properties, Ltd. company
               guaranty 7 7/8s, 2004                                  2,652,250
     1,045,000 Vornado Realty Trust notes 4 3/4s,
               2010                                                   1,045,868
                                                                 --------------
                                                                     21,340,225

Regional Bells (0.2%)
-------------------------------------------------------------------------------
       200,000 Ameritech Capital Funding company
               guaranty 6 1/4s, 2009                                    220,228
     1,020,000 Bellsouth Capital Funding notes
               7 3/4s, 2010                                           1,208,917
       440,000 SBC Communications, Inc. notes
               5 7/8s, 2012                                             470,061
       595,000 Telus Corp. notes 8s, 2011 (Canada)                      701,858
     1,515,000 Telus Corp. notes 7 1/2s, 2007
               (Canada)                                               1,696,571
     2,705,000 Verizon Global Funding Corp. notes
               7 1/4s, 2010                                           3,118,175
     2,045,000 Verizon New England Inc. sr. notes
               6 1/2s, 2011                                           2,274,600
       670,000 Verizon Virginia Inc. debs. Ser. A,
               4 5/8s, 2013                                             648,622
                                                                 --------------
                                                                     10,339,032

Retail (0.2%)
-------------------------------------------------------------------------------
     2,035,000 Albertsons, Inc. sr. notes 7 1/2s,
               2011                                                   2,343,130
     1,806,831 CVS Corp. 144A pass-through
               certificates 6.117s, 2013                              1,991,213
     2,020,000 Federated Department Stores, Inc.
               sr. notes 8 1/2s, 2010                                 2,505,438
     1,385,000 Fred Meyer, Inc. Holding Co. company
               guaranty 7.45s, 2008                                   1,579,738
     1,333,000 JC Penney Co., Inc. notes 7.6s, 2007                   1,472,965
     1,190,000 RadioShack Corp. notes 7 3/8s, 2011                    1,395,907
     1,845,000 Sears Roebuck Acceptance FRN
               Ser. MTN, 3.18s, 2004                                  1,846,986
       335,000 Sears Roebuck Acceptance FRN
               Ser. MTN, 3.07s, 2004                                    335,093
                                                                 --------------
                                                                     13,470,470

Shipping (--%)
-------------------------------------------------------------------------------
        11,184 Aran Shipping & Trading SA notes
               8.3s, 2005 (Greece) (In default)
               (NON)                                                          1

Software (--%)
-------------------------------------------------------------------------------
       715,000 Computer Associates International,
               Inc. sr. notes Ser. B, 6 3/8s, 2005                      747,866

Technology Services (0.1%)
-------------------------------------------------------------------------------
     1,410,000 Electronic Data Systems Corp. sec.
               sr. notes Ser. B, 6s, 2013                             1,416,466
       645,000 Fiserv, Inc. notes 4s, 2008                              649,932
     1,465,000 Science Applications International
               Corp. notes 5 1/2s, 2033                               1,357,638
                                                                 --------------
                                                                      3,424,036

Telecommunications (1.1%)
-------------------------------------------------------------------------------
     1,515,000 AT&T Corp. sr. notes 8 3/4s, 2031                      1,771,520
     1,705,000 AT&T Corp. sr. notes 8.05s, 2011                       1,975,120
       715,000 AT&T Wireless Services, Inc. sr.
               notes 8 3/4s, 2031                                       906,080
     3,125,000 AT&T Wireless Services, Inc. sr.
               notes 7 7/8s, 2011                                     3,645,369
     1,995,000 British Telecommunications PLC bonds
               8 7/8s, 2030 (United Kingdom)                          2,603,804
     5,010,000 British Telecommunications PLC notes
               8 3/8s, 2010 (United Kingdom)                          6,074,722
     4,415,000 Cingular Wireless, LLC sr. notes
               5 5/8s, 2006                                           4,725,909
       880,000 Citizens Communications Co. notes
               9 1/4s, 2011                                           1,045,084
     2,025,000 Deutsche Telekom International
               Finance BV bonds 8 1/2s,
               2010 (Netherlands)                                     2,445,827
     3,545,000 Deutsche Telekom International
               Finance BV company guaranty
               8 3/4s, 2030 (Netherlands)                             4,520,832
     1,540,000 Deutsche Telekom International
               Finance BV notes 5 1/4s,
               2013 (Netherlands)                                     1,556,452
     1,450,000 France Telecom notes 10s, 2031
               (France)                                               1,910,281
     3,365,000 France Telecom notes 7 3/4s, 2011
               (France)                                               4,050,427
     1,085,000 Koninklijke (Royal) KPN NV sr.
               unsub. notes 8 3/8s, 2030
               (Netherlands)                                          1,398,441
       505,000 Koninklijke (Royal) KPN NV sr.
               unsub. notes 8s, 2010 (Netherlands)                      605,225
     1,515,000 Sprint Capital Corp. company
               guaranty 8 3/4s, 2032                                  1,839,895
     2,455,000 Sprint Capital Corp. company
               guaranty 7 5/8s, 2011                                  2,789,965
     2,100,000 Sprint Capital Corp. company
               guaranty 6 7/8s, 2028                                  2,107,169
     1,355,000 Sprint Capital Corp. company
               guaranty 6 1/8s, 2008                                  1,447,873
     2,500,000 Telecom Italia Capital 144A company
               guaranty 6 3/8s,  2033 (Luxembourg)                    2,493,073
     1,165,000 Telecom Italia Capital 144A company
               guaranty 5 1/4s,  2013 (Luxembourg)                    1,167,891
     1,610,000 Telecom Italia Capital 144A company
               guaranty 4s, 2008 (Luxembourg)                         1,605,553
       775,000 United States Cellular Corp. notes
               6.7s, 2033                                               791,618
     6,050,000 Verizon Wireless, Inc. notes 5 3/8s,
               2006                                                   6,467,762
     2,150,000 Vodafone Group PLC notes 7 7/8s,
               2030 (United Kingdom)                                  2,642,986
     1,705,000 Vodafone Group PLC notes 7 5/8s,
               2005 (United Kingdom)                                  1,810,204
                                                                 --------------
                                                                     64,399,082

Telephone (--%)
-------------------------------------------------------------------------------
     1,655,000 Telefonica Europe BV company
               guaranty 7 3/4s, 2010 (Netherlands)                    1,960,253

Tobacco (--%)
-------------------------------------------------------------------------------
       790,000 Philip Morris Cos., Inc. debs.
               7 3/4s, 2027                                             870,721

Waste Management (--%)
-------------------------------------------------------------------------------
     2,245,000 Allied Waste North America, Inc. sr.
               notes 7 7/8s, 2013                                     2,447,050
         4,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                           3,900
                                                                 --------------
                                                                      2,450,950
                                                                 --------------
               Total Corporate bonds and notes
               (cost $587,732,330)                                 $616,624,287

Collateralized mortgage obligations (5.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               Asset Securitization Corp.
    $2,000,000 Ser. 97-MD7, Class A1B, 7.41s, 2030                   $2,195,304
     4,670,500 Ser. 97-D5, Class A1C, 6 3/4s, 2043                    5,172,150
   129,407,082 Banc of America Large Loan 144A Ser.
               03-BBA2, Class X1A,  Interest Only
               (IO), 0.82s, 2015                                      1,516,522
               Chase Commercial Mortgage Securities Corp.
     2,925,614 Ser. 00-1, Class A1, 7.656s, 2032                      3,049,610
       377,927 Ser. 98-1, Class A1, 6.34s, 2030                         384,186
     4,937,500 Commercial Mortgage Acceptance Corp.
               Ser. 97-ML1, Class A3,  6.57s, 2007                    5,394,990
     9,485,000 Criimi Mae Commercial Mortgage Trust
               Ser. 98-C1,  Class A2, 7s, 2011                       10,685,445
     3,385,000 Criimi Mae Commercial Mortgage Trust
               144A Ser. 98-C1,  Class B, 7s, 2033                    3,505,243
     1,460,143 Entertainment Properties Trust 144A
               Ser. 03-EPR, Class A1,  4.239s, 2018                   1,461,975
               Fannie Mae
     3,526,000 Ser. 04-10, Class QC, 28.6s, 2034                      4,429,538
     2,966,385 Ser. 02-36, Class SJ, 17 3/8s, 2029                    3,298,338
         1,000 Ser. 92-15, Class L, IO, 10.37s,
               2022                                                      12,902
       344,095 Ser. 02-T18, Class A4, 7 1/2s, 2042                      376,582
     2,944,393 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                    3,222,382
     3,736,418 Ser. 02-T16, Class A3, 7 1/2s, 2042                    4,089,185
     3,525,256 Ser. 02-T19, Class A3, 7 1/2s, 2042                    3,858,086
     1,330,182 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                    1,455,768
     6,524,750 Ser. 02-W4, Class A5, 7 1/2s, 2042                     7,140,772
       781,800 Ser. 02-W1, Class 2A, 7 1/2s, 2042                       855,612
     2,109,639 Ser. 02-14, Class A2, 7 1/2s, 2042                     2,308,816
     6,521,273 Ser. 01-T10, Class A2, 7 1/2s, 2041                    7,136,966
     1,279,125 Ser. 02-T4, Class A3, 7 1/2s, 2041                     1,399,892
     4,089,621 Ser. 01-T12, Class A2, 7 1/2s, 2041                    4,475,734
     4,662,338 Ser. 01-T8, Class A1, 7 1/2s, 2041                     5,102,523
     8,267,462 Ser. 01-T7, Class A1, 7 1/2s, 2041                     9,048,019
       448,529 Ser. 01-T3, Class A1, 7 1/2s, 2040                       490,876
     1,363,642 Ser. 01-T1, Class A1, 7 1/2s, 2040                     1,492,388
       546,793 Ser. 99-T2, Class A1, 7 1/2s, 2039                       598,417
     5,227,194 Ser. 00-T6, Class A1, 7 1/2s, 2030                     5,720,710
       125,178 Ser. 01-T5, Class A3, 7 1/2s, 2030                       136,996
    11,016,534 Ser. 01-T4, Class A1, 7 1/2s, 2028                    12,056,639
     1,695,782 Ser. 02-W3, Class A5, 7 1/2s, 2028                     1,855,885
     6,427,152 Ser. 02-36, Class QH, IO, 6.95s,
               2029                                                     410,566
       540,378 Ser. 02-27, Class SQ, IO, 6.9s, 2032                      11,314
     8,747,551 Ser. 03-58, Class ID, IO, 6s, 2033                     1,656,567
    10,399,080 Ser. 03-63, Class IP, IO, 6s, 2033                     2,141,561
    30,357,878 Ser. 03-22, IO, 6s, 2033                               6,147,470
     6,157,479 Ser. 343, Class 14, IO, 5 1/2s, 2033                   1,296,919
     6,423,418 Ser. 343, Class 15, IO, 5 1/2s, 2033                   1,358,954
     2,941,378 Ser. 343, Class 17, IO, 5 1/2s, 2033                     635,154
    19,500,680 Ser. 329, Class 2, IO, 5 1/2s, 2033                    4,332,817
        48,300 Ser. 03-29, Class IG, IO, 5 1/2s,
               2031                                                      14,890
     8,487,000 Ser. 03-8, Class IP, IO, 5 1/2s,
               2028                                                     864,374
     6,932,316 Ser. 03-42, Class JI, IO, 5 1/2s,
               2028                                                     571,916
    37,958,350 Ser. 03, Class PK, IO, 5 1/2s, 2026                    3,143,426
     7,261,826 Ser. 03-54, Class IY, IO, 5 1/2s,
               2026                                                   1,000,770
       386,500 Ser. 03-17, IO, 5 1/2s, 2025                              36,234
     7,059,851 Ser. 343, Class 29, IO, 5s, 2033                       1,090,968
    11,778,560 Ser. 343, Class 5, IO, 5s, 2033                        2,644,655
    13,162,443 Ser. 343, Class 9, IO, 5s, 2033                        3,087,004
     4,720,609 Ser. 03-16, Class IC, IO, 5s, 2015                       871,118
    25,176,432 Ser. 03-W12, Class 2, IO, 2.24s,
               2043                                                   1,783,626
    46,506,984 Ser. 03-W6, Class 11, IO, 2.16s,
               2042                                                   1,051,446
     9,059,745 Ser. 03-W3, Class 2IO2, IO, 2.16s,
               2042                                                     219,111
    18,700,987 Ser. 03-W10, Class 3, IO, 2.09s,
               2043                                                   1,154,202
    74,920,921 Ser. 03-W10, Class 1, IO, 2.08s,
               2043                                                   4,495,255
    42,482,970 Ser. 03-W6, Class 21, IO, 1.78s,
               2042                                                     624,564
     4,259,654 Ser. 03-W10, Class 1A1, 1.701s, 2032                   4,252,998
    80,535,743 Ser. 03-W8, Class 12, IO, 1.65s,
               2042                                                   4,084,895
    119,854,258Ser. 03-T2, Class 2, IO, 1 1/2s,
               2042                                                   3,630,462
    61,986,338 Ser. 03-W8, Class 11, IO, 1.19s,
               2042                                                     852,903
    35,152,856 Ser. 03-49, Class SV, IO, 1s, 2033                     1,136,975
    32,611,586 Ser. 03-W6, Class 51, IO, 0.67s,
               2042                                                     618,663
     9,773,873 Ser. 03-W3, Class 2IO1, IO, 0.67s,
               2042                                                     206,390
    77,334,270 Ser. 01-T12, Class IO, 0.57s, 2041                     1,377,517
    69,588,265 Ser. 03-W2, Class 1, IO, 0.47s, 2042                   1,029,456
    26,416,042 Ser. 02-T4, IO, 0.448s, 2041                             367,348
    87,671,437 Ser. 03-W3, Class 1, IO, 0.44s, 2042                   1,190,616
    63,884,820 Ser. 02-T1, IO, 0.42s, 2031                              858,452
    45,575,451 Ser. 03-W4, Class 3A, IO, 0.38s,
               2042                                                     662,268
    48,281,056 Ser. 03-W6, Class 3, IO, 0.37s, 2042                     527,900
    49,760,630 Ser. 03-W6, Class 23, IO, 0.35s,
               2042                                                     522,539
    12,546,863 Ser. 01-79, Class BI, IO, 0.342s,
               2045                                                     124,214
               Federal Home Loan Mortgage Corp.
               Structured Pass-Through Securities
     1,729,944 Ser. T-58, Class 4A, 7 1/2s, 2043                      1,893,273
     1,275,983 Ser. T-42, Class A5, 7 1/2s, 2042                      1,396,453
     1,676,468 Ser. 212, IO, 6s, 2031                                   271,640
    30,756,117 Ser. T-56, Class A, IO, 1.95s, 2043                      879,433
    38,710,226 Ser. T-56, Class 3, IO, 0.38s, 2043                      502,023
    42,758,434 Ser. T-56, Class 1, IO, 0.28s, 2043                      374,136
    44,267,752 Ser. T-56, Class 2, IO, 0.06s, 2043                      138,337
    15,802,000 FFCA Secured Lending Corp. 144A Ser.
               00-1, Class A2, 7.77s, 2027                           17,761,722
     1,930,000 First Chicago Lennar Trust 144A Ser.
               97-CHL1, Class D, 7.961s, 2039                         2,020,771
     6,670,000 First Union-Lehman Brothers
               Commercial Mortgage Trust II  Ser.
               97-C1, Class A3, 7.38s, 2029                           7,371,391
               Freddie Mac
     8,442,902 Ser. 2437, Class SB, IO, 6.9s, 2032                      865,397
       247,751 Ser. 2422, Class IB, IO, 6 1/2s,
               2028                                                       1,316
     6,651,533 Ser. 2469, Class SH, IO, 6.4s, 2032                      615,267
     7,242,381 Ser. 2581, Class IE, IO, 5 1/2s,
               2025                                                   1,213,099
       573,325 Ser. 2626, Class JS, IO, 5 1/2s,
               2023                                                      51,241
     6,981,900 Ser. 2553, Class IJ, IO, 5 1/2s,
               2020                                                     440,732
     1,020,751 G-Force FRB Ser. 01-1A, Class A,
               1.7s, 2033 (Cayman Islands)                            1,020,706
               G-Force CDO, Ltd. 144A
       715,000 Ser. 02-1A, Class E, 8 1/4s, 2037                        727,513
       315,000 Ser. 02-1A, Class D, 7.61s, 2037                         336,755
     4,463,816 General Growth Properties-Mall
               Properties Trust FRB Ser.
               01-C1A, Class D3, 3.35s, 2014                          4,469,396
     9,408,000 GMAC Commercial Mortgage Securities,
               Inc. Ser. 97-C2, Class A2,  6.55s,
               2029                                                   9,603,936
       408,231 Government National Mortgage
               Association Ser. 98-2, Class
               EA, Principal Only (PO), zero %,
               2028                                                     358,159
               Granite Mortgages PLC
     2,970,000 FRN Ser. 01-1, Class 1C, 2.52s, 2041
               (United Kingdom)                                       2,983,922
     1,619,000 FRB Ser. 04-1, Class 1C, 2.008s,
               2044                                                   1,619,000
       565,000 GS Mortgage Securities Corp. II 144A
               FRB Ser. 03-FL6A, Class L,  4.35s,
               2015                                                     565,177
    13,365,000 Holmes Financing PLC FRB Ser. 1,
               Class 2C, 2.27s, 2040 (United
               Kingdom)                                              13,314,213
        60,644 Housing Securities Inc. Ser. 94-1,
               Class AB1, 6 1/2s, 2009                                   59,781
    13,094,564 JP Morgan Commercial Mortgage
               Finance Corp. Ser. 00-C9, Class
               A1, 7.59s, 2032                                       13,994,160
     1,688,286 Lehman Brothers Floating Rate
               Commercial Mortgage Trust 144A
               FRB Ser. 03-C4, Class A, 1.71s, 2015                   1,688,286
     7,557,870 Merit Securities Corp. FRB Ser.
               11PA, Class 3A1, 1.761s, 2027                          7,215,995
               Merrill Lynch Mortgage Investors, Inc.
       248,250 Ser. 96-C2, Class A3, 6.96s, 2028                        269,662
       214,320 Ser. 98-C2, Class A1, 6.22s, 2030                        218,070
     1,470,151 Morgan Stanley Dean Witter Capital I
               Ser. 00-LIF2, Class A1,  6.96s, 2008                   1,622,831
               Morgan Stanley Dean Witter Capital I
               144A
       645,206 FRB Ser. 01-XLF, Class D, 2.64s,
               2013                                                     645,615
       719,091 FRB Ser. 01-XLF, Class E, 2.59s,
               2013                                                     719,230
     4,432,000 Nomura Asset Securities Corp. Ser.
               96-MD5, Class A1B, 7.12s, 2039                         4,789,343
               Ryland Mortgage Securities Corp.
       388,417 Ser. 94-7C, Class B1, 7.359s, 2025                       388,417
       479,628 Ser. 94-7C, Class B1, 7.359s, 2025                       490,092
    20,765,000 Salomon Brothers Mortgage Securities
               VII 144A Ser. 03-CDCA, Class X3CD,
               IO, 1.32s, 2015                                          526,497
     1,767,000 Starwood Asset Receivables Trust FRN
               Ser. 02-1A, Class F, 2. 435s, 2020                     1,771,418
               Starwood Asset Receivables Trust
               144A
       650,000 FRB Ser. 03-1A, Class F, 2.2s, 2022                      651,625
       825,000 FRB Ser. 03-1A, Class E, 2.15s, 2022                     827,063
               Structured Asset Securities Corp.
               144A
     2,800,000 FRB Ser. 03-NP2, Class A2, 1.65s,
               2032                                                   2,796,063
     3,020,805 FRN Ser. 03-NP3, Class A1, 1.60s,
               2033                                                   3,020,805
     1,120,774 TIAA Commercial Real Estate
               Securitization Ser. 01-C1A, Class
               A1, 5.77s, 2016 (Cayman Islands)                       1,179,440
     9,115,339 TIAA Real Estate CDO, Ltd. 144A Ser.
               99-1, Class A, 7.17s, 2032 (Cayman
               Islands)                                               9,903,162
       718,000 Trizechahn Office Properties Trust
               144A Ser. 01-TZHA, Class D3, 6.943s,
               2013                                                     770,869
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $299,645,796)                     $300,360,360

Asset-backed securities (4.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $893,000 AABST 144A Ser. 04-1N, 5s, 2034                         $893,000
               Aames Mortgage Trust
    17,187,000 Ser. 03-1, Class A, IO, 6s, 2005                         996,202
     1,504,000 FRN Ser. 03-1, Class M6, 4.1s, 2033                    1,431,268
       845,629 ABSC NIMS Trust 144A Ser. 03-HE7,
               Class A, 7s, 2033                                        830,831
     6,157,000 Ace Securities Corp. Ser. 03-FM1,
               Class A, IO, 5 1/2s, 2005                                421,139
     3,338,801 Advanta Mortgage Loan Trust Ser.
               00-1, Class A4, 8.61s, 2028                            3,521,392
     7,496,628 AFC Home Equity Loan Trust Ser.
               99-2, Class 1A, 1.51s, 2029                            7,496,628
               Ameriquest Mortgage Securities, Inc.
     8,194,000 Ser. 03-12, Class S, IO, 5s, 2006                        547,974
    13,296,000 Ser. 03-6, Class S, IO, 5s, 2005                         674,149
     9,090,000 Ser. 03-8, Class S, IO, 5s, 2006                         580,851
       391,000 FRB Ser. 02-4, Class M4, 4.85s, 2033                     364,737
     1,575,000 FRB Ser. 03-10, Class MV6, 4.85s,
               2033                                                   1,307,250
       560,000 FRB Ser. 03-AR3, Class M5, 4.85s,
               2033                                                     587,037
       496,000 FRB Ser. 03-1, Class M4, 4.18s, 2033                     439,067
               Amortizing Residential Collateral
               Trust
    11,830,727 Ser. 01-BC6, Class A, IO, 6s, 2004                       341,492
    18,147,273 Ser. 02-BC1, Class A, IO, 6s, 2005                       343,400
    21,121,545 Ser. 02-BC10, Class A, IO, 6s, 2004                      684,080
    28,595,454 Ser. 02-BC3, Class A, IO, 6s, 2005                       963,906
       457,752 Ser. 02-BC3N, Class B2, 7s, 2032                         453,417
    17,384,727 Ser. 02-BC5, Class A, IO, 6s, 2004                       502,763
    24,897,727 Ser. 02-BC6, Class A, IO, 6s, 2004                       525,740
    27,681,818 Ser. 02-BC7, Class AIO, IO, 6s, 2004                     721,147
    19,114,454 Ser. 02-BC9, Class A, IO, 6s, 2004                       685,925
     1,465,000 FRN Ser. 02-BC1, Class M2, 2.2s,
               2032                                                   1,455,672
       683,000 FRN Ser. 02-BC5, Class B, 3.35s,
               2032                                                     666,992
     1,342,000 FRN Ser. 02-BC7, Class B3, 3.1s,
               2032                                                   1,212,623
               AQ Finance NIM Trust 144A
     1,155,158 Ser. 03-N7A, Class NOTE, 9.07s, 2033                   1,160,212
       546,952 Ser. 03-N9A, Class NOTE, 7.385s,
               2033                                                     546,952
               Arc Net Interest Margin Trust
       483,214 Ser. 02-2, Class A, 7 3/4s, 2032                         482,409
       113,487 Ser. 02-5A, Class A, 7 3/4s, 2032                        112,757
       305,575 Arc Net Interest Margin Trust 144A
               Ser. 02-1A, Class A, 7 3/4s, 2032                        305,522
     1,283,000 Arcap REIT, Inc. 144A Ser. 03-1A,
               Class E, 6.33s, 2038                                   1,331,714
       466,000 Argent NIM Trust Ser. 03-N8, Class
               A, 5.56s, 2034                                           465,953
       836,812 Argent NIM Trust 144A Ser. 03-N6,
               Class A, 6.4s, 2034                                      832,628
               Argent Securities, Inc.
    35,919,075 Ser. 03-W2, Class A, IO, 1.56s, 2004                     218,029
       720,000 FRB Ser. 03-W6, Class M3, 4.6s, 2034                     577,575
               Asset Backed Funding Certificates
        24,361 Ser. 02-NC1, Class N1, 8.84s, 2032                        24,369
     1,457,000 FRB Ser. 02-OPT1, Class M3, 2 1/2s,
               2032                                                   1,457,000
        18,931 Asset Backed Funding Corp. NIM Trust
               Ser. 02-WF1, Class NOTE,  9.32s,
               2032                                                      18,931
               Asset Backed Funding Corp. NIM Trust
               144A
       796,173 Ser. 03-OPT1, Class NOTE, 6.9s, 2033                     796,173
     1,102,362 Ser. 03-WF1, Class N1, 8.35s, 2032                     1,102,362
               Asset Backed Securities Corp. Home
               Equity Loan Trust
    41,213,000 Ser. 02-HE1, Class A, IO, 3.6s, 2032                     600,269
    12,549,485 Ser. 03-HE5, Class A, IO, 4s, 2033                       604,879
     1,273,000 FRB Ser. 03-HE1, Class M4, 5.6s,
               2033                                                   1,295,313
     1,032,000 FRB Ser. 04-HE1, Class A3, 1.55s,
               2034                                                   1,031,999
     1,353,000 FRB Ser. 02-HE2, Class M2, 2.23s,
               2032                                                   1,336,142
       931,000 FRB Ser. 03-HE3, Class M5, 5.1s,
               2033                                                     936,632
     1,102,629 Aviation Capital Group Trust 144A
               FRB Ser. 03-2A, Class G1,  1.8s,
               2033                                                   1,102,629
     7,219,000 Bank One Issuance Trust FRN Ser.
               02-C1, Class C1, 2.06s, 2009                           7,175,855
               Bayview Financial Acquisition Trust
     2,947,485 Ser. 02-CA, Class A, IO, 5.7s, 2004                       87,043
    16,146,090 Ser. 03-DA, IO, 4s, 2006                                 832,533
    15,992,000 Ser. 03-E, Class A, IO, 4s, 2006                         812,394
    68,726,019 Ser. 03-X, Class A, IO, 1.36s, 2006                    1,073,844
     4,813,000 FRB Ser. 03-G, Class A1, 1.7s, 2039                    4,813,000
     2,504,276 FRN Ser. 01-DA, Class M3, 2 1/2s,
               2031                                                   2,512,101
     5,724,115 FRN Ser. 03-F, Class A, 1.60s, 2043                    5,726,799
     8,477,891 Bayview Financial Acquisition Trust
               144A Ser. 03-CA,  Class A, IO, 4s,
               2005                                                     399,314
   200,352,000 Bayview Financial Asset Trust Ser.
               03-Z, Class A, IO, 5 1/2s, 2005                        1,270,973
               Bayview Financial Asset Trust 144A
     2,471,324 FRB Ser. 03-SSRA, Class A, 1.8s,
               2038                                                   2,469,841
     2,930,093 FRB Ser. 03-SSRA, Class M, 2.45s,
               2038                                                   2,928,335
               Bear Stearns Asset Backed Securities, Inc.
    11,341,000 Ser. 03-AC1, Class A, IO, 5s, 2005                       703,496
    11,241,000 Ser. 03-AC4, Class A, IO, 5s, 2006                       918,600
     2,229,000 FRB Ser. 03-3, Class A2, 1.69s, 2043                   2,229,000
     2,446,357 FRN Ser. 03-1, Class A1, 1.6s, 2042                    2,446,357
     2,715,000 Capital One Master Trust 144A FRN
               Ser. 01-5, Class C, 2 1/4s, 2009                       2,715,000
               Capital One Multi-Asset Execution
               Trust
     1,300,000 Ser. 04-C1, Class C1, 3.4s, 2009                       1,293,500
       570,000 FRB Ser. 02-C1, Class C1, 3.85s,
               2010                                                     601,083
     2,153,000 FRN Ser. 03-C1, Class C1, 3.65s,
               2011                                                   2,272,761
     3,105,000 CDO Repackaging Trust Series 144A
               FRB Ser. 03-2, Class A,  5.29s, 2008                   3,182,625
               Chase Credit Card Master Trust
     4,510,000 FRB Ser. 02-2, Class C, 2s, 2007                       4,531,603
     1,550,000 FRN Ser. 01-1, Class C, 1.824s, 2007                   1,552,422
               Chase Funding Net Interest Margin
               144A
       466,649 Ser. 03-3A, Class NOTE, 6 7/8s, 2036                     467,816
     1,532,945 Ser. 03-5A, Class NOTE, 5 3/4s, 2034                   1,532,026
       173,794 Ser. 03-6A, Class NOTE, 5s, 2035                         173,585
     1,253,163 Ser. 03-C1A, Class NOTE, 6 3/4s,
               2036                                                   1,255,544
     3,002,000 Citibank Credit Card Issuance Trust
               FRN Ser. 01-C1,  Class C1, 2.2s,
               2010                                                   3,043,747
               Conseco Finance Securitizations Corp.
    17,670,000 Ser. 00-4, Class A6, 8.31s, 2032                      14,391,688
     8,310,000 Ser. 01-04, Class A4, 7.36s, 2019                      7,743,050
     6,235,000 Ser. 01-3, Class A4, 6.91s, 2033                       5,653,419
     3,810,000 Ser. 01-4, Class B1, 9.4s, 2010                          381,000
    10,727,794 Ser. 02-1, Class A, 6.681s, 2032                      10,915,892
     4,582,000 Ser. 02-1, Class M2, 9.546s, 2032                      2,291,000
     9,932,031 Ser. 02-2, Class A, IO, 8 1/2s, 2010                   2,996,957
    26,921,696 Conseco Recreational Enthusiast
               Consumer Trust Ser. 01-A, Class
               AP, IO, 5s, 2025                                         813,494
     3,061,000 Consumer Credit Reference IDX
               Securities FRB Ser. 02-1A, Class
               A, 3.17s, 2007                                         3,112,241
       517,000 Countrywide Asset Backed
               Certificates FRB Ser. 03-BC4, Class
               B,  4.6s, 2032                                           516,354
       641,708 Countrywide Asset Backed
               Certificates 144A Ser. 03-5NF, Class
               NF, 6 3/4s, 2034                                         642,991
       516,000 Countrywide Asset-Backed
               Certificates FRB Ser. 03-4, Class B,
                4.6s, 2032                                              508,260
       814,679 Credit-Based Asset Servicing and
               Securitization 144A Ser.
               03-CB2N, Class NOTE, 8.35s, 2033                         815,442
     1,617,000 Crest, Ltd. 144A Ser. 03-2A, Class
               D2, 6.723s, 2038                                       1,617,000
               First Franklin Mortgage Loan Asset
               Backed Certificates
     6,772,630 Ser. 02-FF3, Class A, IO, 6s, 2004                       129,027
    31,428,000 Ser. 03-FF3, Class A, IO, 6s, 2005                     1,318,340
    12,457,636 Ser. 03-FFB, Class A, IO, 6s, 2005                       763,819
       567,880 First Franklin NIM Trust 144A Ser.
               03-FF3A, Class A, 6 3/4s, 2033                           565,675
       458,445 First Plus 144A Ser. 98-A, Class A,
               8 1/2s, 2023                                             343,833
     2,034,509 First Plus Home Loan Trust Ser.
               97-3, Class B1, 7.79s, 2023                            2,033,402
       616,000 Fort Point CDO, Ltd. FRN Ser. 03-2A,
               Class A2, 2.215s, 2038                                   616,000
     2,000,000 Foxe Basin, Ltd. FRB Ser. 2003-1A,
               Class A1, 1.724s, 2015                                 2,000,000
       939,000 G-Force CDO, Ltd. 144A Ser. 03-1A,
               Class E, 6.58s, 2038                                     947,216
       308,000 G-Star, Ltd. 144A FRN Ser. 02-2A,
               Class BFL, 3.1s, 2037                                    306,031
       470,000 Goldentree Loan Opportunities II,
               Ltd. 144A FRN Ser. 2A, Class
               4, 4.37s, 2015 (Cayman Islands)                          470,000
               Green Tree Financial Corp.
       496,331 Ser. 99-3, Class A5, 6.16s, 2031                         503,155
    16,750,000 Ser. 99-5, Class A5, 7.86s, 2030                      14,415,245
       848,000 GSAMP Trust FRB Ser. 03-HE1, Class
               B2, 5.1s, 2033                                           760,259
       760,348 GSAMP Trust 144A Ser. 03-HE1N, Class
               NOTE, 7 1/4s, 2033                                       760,500
               Home Equity Asset Trust
       324,632 Ser. 02-1N, Class A, 8s, 2032                            323,009
     1,160,000 FRB Ser. 03-4, Class B3, 5.60s, 2033                   1,190,612
     1,515,000 FRN Ser. 02-1, Class M2, 2 1/2s,
               2032                                                   1,500,253
               Home Equity Asset Trust 144A
       760,552 Ser. 03-4N, Class A, 8s, 2033                            752,946
     1,147,051 Ser. 03-5N, Class A, 7 1/2s, 2034                      1,135,581
    35,938,014 Lehman Manufactured Housing Ser.
               98-1, Class 1, IO, 0.81s, 2028                           868,625
     5,220,000 LNR CDO, Ltd. FRB Ser. 02-1A, Class
               FFL, 3.85s, 2037  (Cayman Islands)                     4,955,868
     2,585,000 LNR CDO, Ltd. 144A FRB Ser. 03-1A,
               Class EFL, 4.1s, 2036 (Cayman
               Islands)                                               2,588,878
       872,551 Long Beach Asset Holdings Corp. NIM
               Trust 144A Ser. 03-4, Class
               N1, 6.535s, 2033                                         872,278
               Long Beach Mortgage Loan Trust
       848,000 FRB Ser. 03-3, Class M4, 4.60s, 2033                     699,600
     1,162,000 FRB Ser. 03-4, Class M6, 5.1s, 2033                      990,242
               Madison Avenue Manufactured Housing
               Contract
   237,103,022 Ser. 02-A, 0.3s, 2032                                  2,704,456
     4,059,503 FRB Ser. 02-A, Class B1, 4.35s, 2032                   2,638,677
     2,877,301 Marriott Vacation Club Owner Trust
               144A FRB Ser. 02-1A, Class A1, 1.8s,
               2010                                                   2,876,940
       456,000 Master Asset Backed Securities Trust
               FRB Ser. 03-NC1, Class M6,  5.1s,
               2033                                                     456,000
               MBNA Credit Card Master Note Trust
     1,720,000 Ser. 02-C5, Class C5, 4.05s, 2008                      1,757,840
     3,412,000 FRB Ser. 01-C1, Class C1, 2.15s,
               2008                                                   3,435,202
     1,299,000 MBNA Master Credit Card Trust 144A
               FRN Ser. 99-C, Class C,  1.9s, 2006                    1,299,779
       499,144 Merrill Lynch Mortgage Investors,
               Inc. Ser. 03-WM3N, Class N1,  8s,
               2005                                                     494,453
     1,017,609 Merrill Lynch Mortgage Investors,
               Inc. 144A Ser. 03-OP1N, Class
               N1, 7 1/4s, 2034                                       1,015,079
               Mid-State Trust
     1,048,273 Ser. 10, Class B, 7.54s, 2036                            754,757
       565,763 Ser. 11, Class B, 8.221s, 2038                           538,006
     3,209,000 MNIMS 144A 4.458s, 2034                                3,209,000
     1,039,000 Morgan Stanley Capital I FRB Ser.
               03-HE1, Class B3, 4.85s, 2033                            951,724
               Morgan Stanley Dean Witter Capital I
     1,470,000 FRN Ser. 01-NC3, Class B1, 3.55s,
               2031                                                   1,415,853
     1,194,000 FRN Ser. 01-NC4, Class B1, 3.6s,
               2032                                                   1,146,164
     1,965,000 FRN Ser. 02-AM2, Class B1, 3.35s,
               2032                                                   1,833,092
     1,207,000 FRN Ser. 02-HE1, Class B1, 2.9s,
               2032                                                   1,194,458
     1,168,000 Navigator CDO, Ltd. 144A FRB Ser.
               03-1A, Class A1, 1.69s, 2015                           1,168,000
     1,284,655 NC Finance Trust 144A Ser. 03-2,
               Class NOTE, 9s, 2033                                   1,297,903
               New Century Home Equity Loan Trust
     1,734,000 Ser. 03-5, Class AI7, 5.15s, 2033                      1,744,567
     1,455,000 FRN Ser. 03-2, Class M4, 4.7s, 2033                    1,273,125
               New Century Mortgage Corp. NIM Trust
               144A
       935,888 Ser. 03-5, Class NOTE, 8s, 2033                          944,954
       757,269 Ser. 03-B, Class NOTE, 6 1/2s, 2033                      759,162
       624,000 Newcastle CDO, Ltd. 144A FRB Ser.
               3A, Class 4FL, 4.341s, 2038                              620,880
       153,429 NNIMS 144A Ser. 03-N1, 7.385s, 2033                      153,429
               Option One Mortgage Loan Trust
       606,000 FRB Ser. 03-5, Class M6, 4.6s, 2033                      558,348
     1,538,000 FRB Ser. 03-6, Class M6, 4.6s, 2033                    1,384,200
       676,000 FRN Ser. 02-6, Class M4, 4.1s, 2032                      659,100
               Option One Mortgage Securities Corp.
               144A
        31,313 Ser. 02-1, Class CTFS, 6 3/4s, 2032                       31,181
       805,723 Ser. 03-5, Class NOTE, 6.9s, 2033                        805,723
       100,071 Option One Mortgage Securities Corp.
               NIM Trust 144A Ser. 2003-2B, Class
               N1, 7.63s, 2033 (Cayman Islands)                         100,697
               Pass-Through Amortizing Credit Card
               Trust
     1,137,486 Ser. 02-1A, Class A3FL, 4.1s, 2012                     1,141,817
     1,911,056 Ser. 02-1A, Class A4FL, 6.6s, 2012                     1,918,220
    62,122,000 Renaissance Home Equity Loan Trust
               Ser. 03-4, Class S, IO, 3s, 2006                       1,164,788
     7,361,129 Residential Asset Securities Corp.
               Ser. 02-KS6, Class AIO, IO,  4 1/2s,
               2005                                                     233,628
               Residential Funding Mortgage
               Securities II
    24,897,672 Ser. 03-HS1, Class AI, IO, 5 1/2s,
               2033                                                   1,287,210
     7,581,333 Ser. 03-HS2, Class AI, IO, 5 1/2s,
               2005                                                     415,789
     8,754,000 Ser. 03-HS3, Class AI, IO, 5s, 2006                      471,841
     6,449,000 Restructured Asset Securities 144A
               FRN Ser. 03-3A, Class A1,  1.776s,
               2022                                                   6,376,449
     1,190,233 SAIL Net Interest Margin Notes Ser.
               03-4, Class A, 7 1/2s, 2033 (Cayman
               Islands)                                               1,188,924
               SAIL Net Interest Margin Notes 144A
       954,431 Ser. 03-BC2A, Class A, 7 3/4s, 2033                      951,657
       455,069 Ser. 03-12A, Class A, 7.35s, 2033                        454,931
       647,032 Ser. 03-6A, Class A, 7s, 2033                            642,222
       332,536 Ser. 03-7A, Class A, 7s, 2033                            330,069
       694,005 Ser. 03-8A, Class A, 7s, 2033                            690,512
       194,891 Ser. 03-9A, Class A, 7s, 2033                            193,878
       606,615 Ser. 03-13A, Class A, 6 3/4s, 2033                       605,837
               Sasco Arc Net Interest Margin Notes
               144A
       405,400 Ser. 03-3, Class A, 7 3/4s, 2033                         403,365
       148,734 Ser. 03-5, Class A, 7.35s, 2033
               (Cayman Islands)                                         148,690
       261,975 Ser. 03-AM1, Class A, 7 3/4s, 2033                       260,698
       750,275 Saxon Net Interest Margin Trust 144A
               Ser. 03-A, Class A, 6.656s, 2033                         754,027
       769,797 SHARP Ser. 03-NC1N, Class N, 7 1/4s,
               2033                                                     770,513
               SHARP 144A
       644,000 Ser. 03-HE1N, 6.9s, 2033                                 643,936
       391,015 Ser. 03-TC1N, 7 3/4s, 2033                               391,015
       470,000 South Coast Funding FRB Ser. 3A,
               Class A2, 2.37s, 2038                                    470,000
               Structured Asset Investment Loan
               Trust
    22,498,000 Ser. 03-BC10, Class A, IO, 6s, 2005                      978,030
    63,685,000 Ser. 03-BC11, Class A, IO, 6s, 2005                    3,466,568
    12,553,000 Ser. 03-BC12, Class A, IO, 6s, 2005                      659,439
    38,184,000 Ser. 03-BC13, Class A, IO, 6s, 2005                    2,005,899
       105,510 Ser. 03-BC1A, Class A, 7 3/4s, 2033                      104,997
    45,129,361 Ser. 03-BC2, Class A, IO, 6s, 2005                     2,036,423
    26,693,968 Ser. 03-BC3, Class A, IO, 6s, 2004                       901,908
    12,082,904 Ser. 03-BC4, Class A, IO, 6s, 2004                       388,397
    22,050,014 Ser. 03-BC5, Class A, IO, 6s, 2004                       708,781
    48,537,000 Ser. 03-BC6, Class A, IO, 6s, 2005                     2,352,204
    10,521,000 Ser. 03-BC8, Class A, IO, 6s, 2005                       610,070
    12,788,000 Ser. 03-BC9, Class A, IO, 6s, 2005                       618,721
    46,153,000 Ser. 04-1, Class A, IO, 6s, 2005                       3,195,449
     1,208,000 FRB Ser. 03-BC4, Class B, 4.6s, 2033                   1,215,550
       669,000 FRB Ser. 03-BC9, Class B, 4.1s, 2033                     669,000
       870,000 FRN Ser. 03-BC5, Class B, 4.6s, 2033                     878,462
       662,000 FRN Ser. 03-BC8, Class B, 4.1s, 2033                     662,000
               Structured Asset Securities Corp.
    15,315,364 Ser. 02-BC1, Class A, IO, 6s, 2004                       549,594
     8,960,155 Ser. 98-RF3, Class A, IO, 6.1s, 2028                   1,519,463
     1,343,000 FRN Ser. 02-HF2, Class M3, 3.1s,
               2032                                                   1,242,275
     1,698,000 TIAA Commercial Real Estate
               Securitization 144A Ser. 03-1A,
                Class E, 8s, 2038                                     1,549,956
       538,000 Whole Auto Loan Trust Ser. 03-1,
               Class C, 3.13s, 2010                                     535,898
     3,342,000 Whole Auto Loan Trust 144A Ser.
               03-1, Class D, 6s, 2010                                3,329,468
                                                                 --------------
               Total Asset-backed securities
               (cost $308,555,627)                                 $289,530,827

Convertible preferred stocks (0.7%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       113,416 Ford Motor Company Capital Trust II
               $3.25 cum. cv. pfd.                                   $6,110,287
        50,309 Hartford Financial Services Group,
               Inc. (The) $3.50 cv. pfd.                              3,182,044
       113,181 Hartford Financial Services Group,
               Inc. (The) zero % cv. pfd.                             7,017,222
       204,000 Xerox Corp. 6.25% cv. pfd.                            27,744,000
                                                                 --------------
               Total Convertible preferred stocks
               (cost $34,346,519)                                   $44,053,553

Convertible bonds and notes (0.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $254,300 CenterPoint Energy, Inc. cv. sub
               notes FRN 2s, 2029                                    $8,423,688
     5,062,000 Rite Aid Corp. cv. notes 4 3/4s,
               2006                                                   5,909,885
     9,650,000 Service Corp. International cv. sub.
               notes 6 3/4s, 2008                                    10,783,875
                                                                 --------------
               Total Convertible bonds and notes
               (cost $20,822,399)                                   $25,117,448

Municipal bonds and notes (0.1%) (a)
Principal amount                                     Rating (RAT)         Value
-------------------------------------------------------------------------------
    $2,765,000 IL State G.O. Bonds (Taxable
               Pension), 5.1s, 6/1/33                Aa3             $2,595,727
     1,120,000 NJ State Tpk. Auth. Rev. Bonds,
               Ser. B, AMBAC, 4.252s, 1/1/16         Aaa              1,074,595
     1,320,000 OR State G.O. Bonds (Taxable
               Pension), 5.892s, 6/1/27              Aa3              1,388,878
                                                                 --------------
               Total Municipal bonds and notes
               (cost $5,205,000)                                     $5,059,200
                                                     Expiration
Purchased options outstanding (--%) (a)              date/
Contract amount                                      strike price         Value
-------------------------------------------------------------------------------
       165,516 BellSouth Corp. (Call)                Apr-04/$29.35     $181,174
       362,436 SBC Communications, Inc. (Call)       Apr-04/$26.74      232,974
       134,974 Verizon Communications, Inc. (Call)   Apr-04/$36.17      237,473
                                                                 --------------
               Total Purchased options outstanding
               (cost $504,946)                                         $651,621

Preferred stocks (--%) (a) (cost $--)
Number of shares                                                          Value
-------------------------------------------------------------------------------
             6 PTV, Inc. Ser.A, $5.00 cum. pfd.                             $21

Short-term investments (14.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $48,009,389 Short-term investments held as
               collateral for loaned  securities
               with yields ranging from 1.00% to
               1.05% and  a due date of February 2,
               2004 (d)                                             $48,006,611
   850,058,108 Short-term investments held in
               Putnam commingled  cash account with
               yields ranging from 0.85% to 1.13%
               and due dates ranging from February
               2, 2004 to  March 30, 2004 (d)                       850,058,108
                                                                 --------------
               Total Short-term investments
               (cost $898,064,719)                                 $898,064,719
-------------------------------------------------------------------------------
               Total Investments
               (cost $6,460,475,803)                             $7,316,765,398
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $6,028,800,181.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at January 31, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2004. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2004.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      AMBAC represents AMBAC Indemnity Corporation.

      G.O. Bonds represent General Obligation Bonds.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates shown at January 31, 2004.


Forward currency contracts to buy at January 31, 2004 (Unaudited)
(aggregate face value $2,456,291)
                                                        Aggregate          Delivery        Unrealized
                                          Value        face value              date      appreciation
------------------------------------------------------------------------------------------------------
Euro                                 $2,541,435        $2,456,291           3/17/04           $85,144
------------------------------------------------------------------------------------------------------

Futures contracts outstanding at January 31, 2004 (Unaudited)
------------------------------------------------------------------------------------------------------
                                                                                           Unrealized
                                                        Aggregate        Expiration     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Euro 90 day (Short)                  $2,893,350        $2,903,296            Dec-05            $9,946
Euro 90 day (Short)                   2,902,650         2,909,987            Sep-05             7,337
Euro 90 day (Short)                   2,913,450         2,920,274            Jun-05             6,824
Euro 90 day (Short)                   2,925,750         2,932,274            Mar-05             6,524
Euro 90 day (Short)                   2,938,500         2,944,212            Dec-04             5,712
Euro 90 day (Short)                   2,950,500         2,954,724            Sep-04             4,224
Euro 90 day (Short)                   2,959,200         2,961,812            Jun-04             2,612
Euro 90 day (Short)                   2,964,600         2,965,049            Mar-04               449
Interest Rate Swap
10 yr (Long)                          1,000,125         1,009,445            Mar-04            (9,320)
S&P 500 Index (Short)                72,313,600        67,752,512            Mar-04        (4,561,088)
U. S. Long Treasury Bond
20 yr (Long)                        106,555,969       104,672,306            Mar-04         1,883,663
U. S. Treasury Note
10 yr (Long)                        628,103,438       624,488,275            Mar-04         3,615,163
U. S. Treasury Note
5 yr (Long)                          62,454,438        61,817,548            Mar-04           636,890
U. S. Treasury Note
5 yr (Short)                        202,639,938       200,229,083            Mar-04        (2,410,855)
------------------------------------------------------------------------------------------------------
                                                                                            $(801,919)
------------------------------------------------------------------------------------------------------

TBA sale commitments at January 31, 2004 (Unaudited)
(proceeds receivable $441,748,975)
                                                        Principal        Settlement
Agency                                                     amount              date             Value
------------------------------------------------------------------------------------------------------
FNMA, 7s, February 1, 2034                             $1,457,000           2/12/04        $1,545,331
FNMA, 6.5s, February 1, 2034                           37,574,000           2/12/04        39,417,456
FNMA, 5.5s, February 1, 2034                          246,691,000           2/12/04       251,008,092
FNMA, 5s, February 1, 2019                            107,583,000           2/18/04       109,936,378
FNMA, 4s, February 1, 2019                             40,612,000           2/18/04        39,850,525
------------------------------------------------------------------------------------------------------
                                                                                         $441,757,782
------------------------------------------------------------------------------------------------------

Total return swap contracts outstanding at January 31, 2004 (Unaudited)
                                                         Notional       Termination        Unrealized
                                                           amount              date      appreciation
------------------------------------------------------------------------------------------------------
Agreement with Lehman Brothers Special
Financing, Inc. dated August 28 2003 to
receive/(pay) monthly the notional amount
multiplied by the return of the Lehman Brothers
CMBS Investment Grade Index and pay
monthly the notional amount multiplied by
the USD-LIBOR-BBA adjusted by a
specified spread.                                      $7,643,736            3/1/04           $54,671
------------------------------------------------------------------------------------------------------
Interest rate swap contracts outstanding at January 31, 2004 (Unaudited)

                                                                                           Unrealized
                                                         Notional       Termination     appreciation/
                                                           amount              date    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. dated
December 2, 2003 to receive semi-annually
the notional amount multiplied by 2.444% and
pay quarterly the notional amount multiplied
by the three month USD-LIBOR.                         $12,822,000           12/5/05          $115,857

Agreement with Bank of America, N.A. dated
December 12, 2003 to pay semi-annually the
notional amount multiplied by 2.1125% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                3,280,000          12/16/05            (6,119)

Agreement with Bank of America, N.A. dated
January 14, 2004 to pay semi-annually the
notional amount multiplied by 4.35625% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.              158,677,000           1/16/14         1,980,714

Agreement with Bank of America, N.A. dated
January 26, 2004 to pay semi-annually the
notional amount multiplied by 3.505% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.              151,627,000           1/28/09           265,705

Agreement with Bank of America, N.A. dated
January 26, 2004 to receive semi-annually the
notional amount multiplied by 5.2125% and pay
quarterly the notional amount multiplied by
the three month USD-LIBOR.                             82,772,000           1/28/24           172,160

Agreement with Lehman Brothers Special
Financing, Inc. dated August 1, 2003 to receive
semi-annually the notional amount multiplied
by 3.93% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR.                                            116,700,000            8/5/08         4,534,184

Agreement with Lehman Brothers Special
Financing, Inc. dated December 5, 2003 to
receive semi-annually the notional amount
multiplied by 2.23762% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                         54,516,000           12/9/05           254,160

Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to
receive semi-annually the notional amount
multiplied by 4.641% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                          3,658,000          12/15/13            55,806

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to
pay semi-annually the notional amount
multiplied by 2.235% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                          2,559,000          12/15/05           (10,993)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to
pay semi-annually the notional amount
multiplied by 4.71% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                         10,708,000          12/15/13          (222,280)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 12, 2003 to
pay semi-annually the notional amount
multiplied by 4.5792% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA.                                   10,192,000          12/16/13           (99,868)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.008% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         28,154,000           1/23/06            74,151

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.009% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         28,154,000           1/23/06            74,145

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 4.408% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          9,307,000           1/23/14            81,906

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 4.419% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          9,307,000           1/23/14            73,507

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 1.999% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         28,852,000           1/26/06            83,931

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 2.007% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         15,124,000           1/26/06            42,467

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.375% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          9,540,000           1/26/14           113,326

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.379% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          4,886,000           1/26/14            56,572
------------------------------------------------------------------------------------------------------
                                                                                           $7,639,331
------------------------------------------------------------------------------------------------------

Credit default contracts outstanding at January 31, 2004 (Unaudited)
(premiums paid $2,483,345)
                                                                           Notional
                                                                             amount             Value
------------------------------------------------------------------------------------------------------
Agreements with Goldman Sachs with effective dates ranging
from October 14, 2003 to November 4, 2003, maturing on
June 20, 2008, to pay a premiums ranging from 12.312% to
14.019% times the notional amount. For each credit default
event related to one of the issues within the Tracer HYDI BB 320,
6/20/2008 Bond Index, the fund receives a payment of the
proportional notional amount times the difference between
the par value and the then-market value of the defaulted issue.         $18,975,000        $1,897,690
------------------------------------------------------------------------------------------------------

Credit default contracts outstanding at January 31, 2004 (Unaudited)
(premiums received $149,693)

                                                                           Notional
                                                                             amount             Value
------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch International effective June 26, 2003, maturing on September 20, 2008, to receive a premium equal to
11.088% times the notional amount. Upon a credit default event of
The Gap, Inc. 5.75% due 3/15/09 the fund makes a payment of the proportional notional amount times the difference between the par
value and the then-market value of The Gap, Inc. 5.75%, 2009.            $1,350,000           $64,949
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
January 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $45,999,195
of securities on loan (identified cost $6,460,475,803) (Note
1)                                                             $7,316,765,398
-------------------------------------------------------------------------------
Cash                                                               13,719,406
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          26,439,643
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              8,309,521
-------------------------------------------------------------------------------
Receivable for securities sold                                    506,793,320
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                85,144
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         8,033,262
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (Premiums
paid $2,483,345) (Note 1)                                           1,897,690
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                            2,789,547
-------------------------------------------------------------------------------
Receivable from Manager (Note 7)                                      169,037
-------------------------------------------------------------------------------
Total assets                                                    7,885,001,968

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                1,320,017,047
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         33,905,986
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        7,327,435
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,781,761
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                318,410
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            3,035
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              2,018,742
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                              339,260
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (Premiums
received $149,693) (Note 1)                                            64,949
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$441,748,975) (Note 1)                                            441,757,782
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 48,006,611
-------------------------------------------------------------------------------
Other accrued expenses                                                491,732
-------------------------------------------------------------------------------
Total liabilities                                               1,856,032,750
-------------------------------------------------------------------------------
Net assets                                                     $6,028,969,218

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 7)                             $5,756,130,897
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       14,136,511
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (604,055,293)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 862,757,103
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $6,028,969,218
-------------------------------------------------------------------------------

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,504,914,839 divided by 203,962,080 shares)                         $17.18
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $17.18)*                $18.13
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,229,969,200 divided by 72,324,137 shares)**                        $17.01
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($78,773,876 divided by 4,612,002 shares)**                            $17.08
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($229,874,302 divided by 13,507,226 shares)                            $17.02
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $17.02)*                $17.64
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,166 divided by 68 shares)                            $17.19
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($985,435,835 divided by 57,197,459 shares)              $17.23
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended January 31, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Interest                                                          $49,324,801
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $66,527)                          42,528,630
-------------------------------------------------------------------------------
Securities lending                                                     37,117
-------------------------------------------------------------------------------
Total investment income                                            91,890,548

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   15,016,959
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      7,051,693
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             50,337
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       19,256
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               4,638,806
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               6,496,479
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 456,965
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 901,989
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       3
-------------------------------------------------------------------------------
Other                                                                 759,863
-------------------------------------------------------------------------------
Non-recurring costs (Note 6)                                           84,675
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 6)                                     (84,675)
-------------------------------------------------------------------------------
Total expenses                                                     35,392,350
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (797,121)
-------------------------------------------------------------------------------
Net expenses                                                       34,595,229
-------------------------------------------------------------------------------
Net investment income                                              57,295,319
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   80,797,675
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                          393,773
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                   (11,400,023)
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)            73,871
-------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)               (368,795)
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                  206,164
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                  177,090
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, written options, credit default
contracts and TBA sale commitments during the period              486,926,375
-------------------------------------------------------------------------------
Net gain on investments                                           556,806,130
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $614,101,449
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                           Six months ended        Year ended
                                                 January 31           July 31
Increase (decrease) in net assets                      2004*             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $57,295,319     $137,222,025
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                     69,702,665     (314,771,145)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                       487,103,465      666,689,756
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       614,101,449      489,140,636
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
   Class A                                       (40,028,157)    (107,895,962)
-------------------------------------------------------------------------------
   Class B                                        (9,218,179)     (29,270,787)
-------------------------------------------------------------------------------
   Class C                                          (670,850)      (1,730,918)
-------------------------------------------------------------------------------
   Class M                                        (2,039,505)      (6,195,401)
-------------------------------------------------------------------------------
   Class R                                               (10)             (11)
-------------------------------------------------------------------------------
   Class Y                                       (11,431,333)     (26,338,433)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Notes 4, 5 and 7)                 (826,330,409)     919,964,935
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (275,616,994)   1,237,674,059

Net assets
-------------------------------------------------------------------------------
Beginning of period                            6,304,586,212    5,066,912,153
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $14,136,511 and
$20,229,226, respectively)                    $6,028,969,218   $6,304,586,212
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------
                              Six months
                                 ended
                               January 31
Per-share                     (Unaudited)                              Year ended July 31
operating performance             2004        2003            2002            2001        2000          1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period             $15.72      $15.02          $17.24          $15.77      $18.49        $18.82
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)          .16         .37             .45             .52         .55           .57
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments        1.48         .81           (2.17)           1.49       (1.44)          .90
-------------------------------------------------------------------------------------------------------------
Total from
investment operations             1.64        1.18           (1.72)           2.01        (.89)         1.47
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                 (.18)       (.48)           (.48)           (.53)       (.58)         (.55)
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      --          --            (.02)           (.01)      (1.25)        (1.25)
-------------------------------------------------------------------------------------------------------------
Total distributions               (.18)       (.48)           (.50)           (.54)      (1.83)        (1.80)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                   $17.18      $15.72          $15.02          $17.24      $15.77        $18.49
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)           10.50*       8.06          (10.20)          12.86       (5.09)         8.33
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)              $3,504,915  $3,784,601      $2,990,984      $3,176,287  $3,030,281    $3,937,264
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)          .49*        .99             .96             .92         .93           .93
-------------------------------------------------------------------------------------------------------------
Ratio of net investment
income to average net
assets (%)                         .99*       2.50            2.75            3.11        3.32          3.10
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)           76.75*     121.38 (d)(e)   131.89 (d)      333.46      140.92        127.68
-------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------
                               Six months
                                 ended
                               January 31
Per-share                     (Unaudited)                              Year ended July 31
operating performance             2004        2003            2002            2001       2000           1999
-------------------------------------------------------------------------------------------------------------
                                C>
Net asset value,
beginning of period             $15.56      $14.87          $17.07          $15.62     $18.33         $18.67
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)          .10         .26             .33             .39        .42            .43
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments        1.46         .80           (2.15)           1.48      (1.43)           .90
-------------------------------------------------------------------------------------------------------------
Total from
investment operations             1.56        1.06           (1.82)           1.87      (1.01)          1.33
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                 (.11)       (.37)           (.36)           (.41)      (.45)          (.42)
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      --          --            (.02)           (.01)     (1.25)         (1.25)
-------------------------------------------------------------------------------------------------------------
Total distributions               (.11)       (.37)           (.38)           (.42)     (1.70)         (1.67)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                   $17.01      $15.56          $14.87          $17.07     $15.62         $18.33
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)           10.11*       7.25          (10.86)          12.02      (5.82)          7.55
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)              $1,229,969  $1,308,605      $1,068,667      $1,199,676 $1,175,947     $1,641,515
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)          .87*       1.74            1.71            1.67       1.68           1.68
-------------------------------------------------------------------------------------------------------------
Ratio of net investment
income to average net
assets (%)                         .62*       1.75            2.00            2.36       2.57           2.35
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)           76.75*     121.38 (d)(e)   131.89 (d)      333.46     140.92         127.68
-------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------------------------
                                                                                                   For the
                             Six months                                                             period
                               ended                                                               July 26,
                             January 31                                                            1999+ to
Per-share                   (Unaudited)                          Year ended July 31                 July 31
operating performance           2004            2003            2002            2001     2000        1999
----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period           $15.63          $14.94          $17.16          $15.71   $18.49      $18.76
----------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------
Net investment income
(loss) (a)                       .10             .26             .33             .39      .42          -- (f)
----------------------------------------------------------------------------------------------------------
Net realized and
unrealized gain (loss)
on investments                  1.47             .80           (2.16)           1.49    (1.44)       (.27)
----------------------------------------------------------------------------------------------------------
Total from
investment operations           1.57            1.06           (1.83)           1.88    (1.02)       (.27)
----------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------
From net
investment income               (.12)           (.37)           (.37)           (.42)    (.51)         --
----------------------------------------------------------------------------------------------------------
From net realized gain
on investments                    --              --            (.02)           (.01)   (1.25)         --
----------------------------------------------------------------------------------------------------------
Total distributions             (.12)           (.37)           (.39)           (.43)   (1.76)         --
----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                 $17.08          $15.63          $14.94          $17.16   $15.71      $18.49
----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)         10.08*           7.25          (10.88)          12.02    (5.82)      (1.44)*
----------------------------------------------------------------------------------------------------------

Ratios and supplemental
data
----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)               $78,774         $91,282         $53,186         $37,453  $20,642        $565
----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)        .87*           1.74            1.71            1.67     1.68         .03*
----------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets (%)                   .62*           1.73            1.99            2.32     2.60        (.03)*
----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)         76.75*         121.38 (d)(e)   131.89 (d)      333.46   140.92      127.68
----------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund (Note 5).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------
                         Six months
                            ended
                          January 31
Per-share                (Unaudited)                                 Year ended July 31
operating performance        2004            2003            2002            2001            2000      1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period        $15.57          $14.87          $17.08          $15.63      $18.33        $18.67
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment
income (a)                    .12             .30             .37             .43         .46           .47
------------------------------------------------------------------------------------------------------------
Net realized and
unrealized gain (loss)
on investments               1.47             .80           (2.16)           1.48       (1.42)          .90
------------------------------------------------------------------------------------------------------------
Total from
investment operations        1.59            1.10           (1.79)           1.91        (.96)         1.37
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income            (.14)           (.40)           (.40)           (.45)       (.49)         (.46)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                 --              --            (.02)           (.01)      (1.25)        (1.25)
------------------------------------------------------------------------------------------------------------
Total distributions          (.14)           (.40)           (.42)           (.46)      (1.74)        (1.71)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period              $17.02          $15.57          $14.87          $17.08      $15.63        $18.33
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)      10.26*           7.58          (10.69)          12.31       (5.52)         7.80
------------------------------------------------------------------------------------------------------------

Ratios and
supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of
period (in thousands)    $229,874        $239,662        $222,176        $252,802    $223,246      $293,336
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net
assets (%)(c)                 .74*           1.49            1.46            1.42        1.43          1.43
------------------------------------------------------------------------------------------------------------
Ratio of net
investment income to
average net assets (%)        .74*           2.02            2.25            2.60        2.82          2.61
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)      76.75*         121.38 (d)(e)   131.89 (d)      333.46      140.92        127.68
------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------------------
                                                                             For the
                                                          Six months         period
                                                             ended         January 21,
                                                          January 31       2003+ to
Per-share                                                 (Unaudited)       July 31
operating performance                                         2004            2003
---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                         $15.70          $15.05
---------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------
Net investment income (a)                                      .14             .17
---------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                           1.50             .65
---------------------------------------------------------------------------------------------------
Total from
investment operations                                         1.64             .82
---------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------
From net
investment income                                             (.15)           (.17)
---------------------------------------------------------------------------------------------------
Total distributions                                           (.15)           (.17)
---------------------------------------------------------------------------------------------------
Net asset value,
end of period                                               $17.19          $15.70
---------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                       10.54*           5.52*
---------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                  $1              $1
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                      .62*            .65*
---------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                      .87*           1.18*
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                       76.75*         121.38 (d)(e)
---------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------------------------------------
                          Six months
                             ended
                          January 31
Per-share                 (Unaudited)                                Year ended July 31
operating performance        2004            2003            2002            2001            2000       1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period        $15.76          $15.05          $17.28          $15.80          $18.53     $18.85
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment
income (a)                    .18             .41             .49             .56             .60        .62
-------------------------------------------------------------------------------------------------------------
Net realized and
unrealized gain (loss)
on investments               1.49             .82           (2.17)           1.50           (1.46)       .91
-------------------------------------------------------------------------------------------------------------
Total from
investment operations        1.67            1.23           (1.68)           2.06            (.86)      1.53
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income            (.20)           (.52)           (.53)           (.57)           (.62)      (.60)
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                 --              --            (.02)           (.01)          (1.25)     (1.25)
-------------------------------------------------------------------------------------------------------------
Total distributions          (.20)           (.52)           (.55)           (.58)          (1.87)     (1.85)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period              $17.23          $15.76          $15.05          $17.28          $15.80     $18.53
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)      10.68*           8.38          (10.01)          13.18           (4.89)      8.63
-------------------------------------------------------------------------------------------------------------

Ratios and
supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end
of period (in
thousands)               $985,436        $880,435        $731,900        $768,075        $621,363   $744,552
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net
assets (%)(c)                 .37*            .74             .71             .67             .68        .68
-------------------------------------------------------------------------------------------------------------
Ratio of net investmen
income to average net
assets (%)                   1.12*           2.76            3.00            3.35            3.57       3.33
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)      76.75*         121.38 (d)(e)   131.89 (d)      333.46          140.92     127.68
-------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
January 31, 2004 (Unaudited)

Note 1
Significant accounting policies

The George Putnam Fund of Boston ("the fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment comprised of a well-diversified portfolio of stocks and bonds, which will produce both capital growth and current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end-sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Effective April 19, 2004, a 2.0% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal to the notional amount, at par, of the underlying index or security as a result of a related credit event. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. The risk of loss may exceed the fair value of these contracts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

J) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the fair value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio.

L) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2004, the value of securities loaned amounted to $45,999,195. The fund received cash collateral of $48,006,611 which is pooled with collateral of other Putnam funds into 9 issuers of high-grade short-term investments.

M) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund will no longer participate in a committed line of credit.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2003, the fund had a capital loss carryover of $418,373,972 available to the extent allowed by tax law to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
     $711,962    July 31, 2009
  118,009,857    July 31, 2010
  299,652,153    July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2004, $133,505,182 of losses recognized during the period November 1, 2002 to July 31, 2003 a portion which could be limited by Section 381.

The aggregate identified cost on a tax basis is $6,595,343,380, resulting in gross unrealized appreciation and depreciation of $786,329,455 and $64,907,437 respectively, or net unrealized appreciation of $721,422,018.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended January 31, 2004, the fund paid PFTC $5,811,519 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2004, the fund's expenses were reduced by $797,121 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4,398 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $404,240 and $5,098 from the sale of class A and class M shares, respectively, and received $2,007,783 and $36,386 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2004, Putnam Retail Management, acting as underwriter, received $210,624 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the six months ended January 31, 2004, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $3,569,359,488 and $4,365,864,710, respectively. Purchases and sales of U.S. government obligations aggregated $595,333,073 and $841,016,289, respectively.

Written option transactions during the period are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of period                     25,121           $15,324
----------------------------------------------------------------
Options opened                         833,093           211,039
Options exercised                           --                --
Options expired                        (50,242)          (32,773)
Options closed                        (807,972)         (193,590)
----------------------------------------------------------------
Written options
outstanding at
end of period                               --               $--
----------------------------------------------------------------

Note 4
Capital shares

At January 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         20,280,072      $330,226,332
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,310,684        36,769,424
----------------------------------------------------------------
                                    22,590,756       366,995,756

Shares repurchased                 (59,337,430)     (969,569,723)
----------------------------------------------------------------
Net decrease                       (36,746,674)    $(602,573,967)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         56,893,872      $849,636,705
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     6,611,050        98,441,412
----------------------------------------------------------------
Shares issued in
connection with
the merger
of Putnam
Balanced Fund                        5,510,707        78,454,369
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced
Retirement Fund                     36,618,830       521,331,845
----------------------------------------------------------------
                                   105,634,459     1,547,864,331

Shares repurchased                 (64,088,705)     (949,329,152)
----------------------------------------------------------------
Net increase                        41,545,754      $598,535,179
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,212,207      $100,082,795
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       541,347         8,537,148
----------------------------------------------------------------
                                     6,753,554       108,619,943

Shares repurchased                 (18,532,401)     (300,736,830)
----------------------------------------------------------------
Net decrease                       (11,778,847)    $(192,116,887)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         16,149,786      $237,706,103
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,840,131        27,227,335
----------------------------------------------------------------
Shares issued in
connection with
the merger
of Putnam
Balanced Fund                        1,154,490        16,293,350
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced
Retirement Fund                     14,223,453       200,736,033
----------------------------------------------------------------
                                    33,367,860       481,962,821

Shares repurchased                 (21,153,997)     (307,917,883)
----------------------------------------------------------------
Net increase                        12,213,863      $174,044,938
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            806,217       $12,929,407
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        38,278           606,029
----------------------------------------------------------------
                                       844,495        13,535,436

Shares repurchased                  (2,073,299)      (33,938,851)
----------------------------------------------------------------
Net decrease                        (1,228,804)     $(20,403,415)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,469,236       $36,842,084
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       107,929         1,603,699
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced Fund                   206,343         2,926,165
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced
Retirement Fund                      1,118,461        15,861,018
----------------------------------------------------------------
                                     3,901,969        57,232,966

Shares repurchased                  (1,621,481)      (23,883,301)
----------------------------------------------------------------
Net increase                         2,280,488       $33,349,665
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,041,192       $16,775,672
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       126,656         1,998,349
----------------------------------------------------------------
                                     1,167,848        18,774,021

Shares repurchased                  (3,051,000)      (49,647,615)
----------------------------------------------------------------
Net decrease                        (1,883,152)     $(30,873,594)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,958,968       $43,759,073
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       410,989         6,080,663
----------------------------------------------------------------
Shares issued in
connection with
the merger
of Putnam
Balanced Fund                           49,611           700,183
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced
Retirement Fund                      1,163,340        16,418,669
----------------------------------------------------------------
                                     4,582,908        66,958,588

Shares repurchased                  (4,130,141)      (60,618,953)
----------------------------------------------------------------
Net increase                           452,767        $6,339,635
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 --               $--
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                10
----------------------------------------------------------------
                                             1                10

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                 1               $10
----------------------------------------------------------------

                                 For the period January 21, 2003
                                    (commencement of operations)
                                                to July 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 65            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             2                11
----------------------------------------------------------------
                                            67             1,011

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                67            $1,011
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          8,627,067      $139,507,808
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       716,576        11,431,333
----------------------------------------------------------------
                                     9,343,643       150,939,141

Shares repurchased                  (7,998,221)     (131,301,697)
----------------------------------------------------------------
Net increase                         1,345,422       $19,637,444
----------------------------------------------------------------

                                         Year ended July 31 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,589,658      $204,021,187
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,762,486        26,338,433
----------------------------------------------------------------
Shares issued in
connection with
the merger
of Putnam
Balanced Fund                        1,599,557        22,813,715
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced
Retirement Fund                        295,174         4,209,928
----------------------------------------------------------------
                                    17,246,875       257,383,263

Shares repurchased                 (10,018,455)     (149,688,756)
----------------------------------------------------------------
Net increase                         7,228,420      $107,694,507
----------------------------------------------------------------

At January 31, 2004, Putnam, LLC owned 68 class R shares of the fund (100% of class R shares outstanding), valued at $1,166.


Note 5
Acquisition of Putnam Balanced
Fund and Putnam Balanced Retirement Fund

On September 23, 2002, the fund issued the following shares to acquire the net assets of Putnam Balanced Fund and Putnam Balanced Retirement Fund in a tax-free exchange approved by the shareholders.

                                 Shares                Shares
                                Issued             Exchanged
------------------------------------------------------------
Putnam Balanced Fund
Class A                      5,510,707             9,462,721
Class B                      1,154,490             1,970,031
Class C                        206,343               353,307
Class M                         49,611                84,332
Class Y                      1,599,557             2,752,898
------------------------------------------------------------
Putnam Balanced Retirement Fund
Class A                     36,618,830            55,745,386
Class B                     14,223,453            21,678,937
Class C                      1,118,461             1,705,371
Class M                      1,163,340             1,766,568
Class Y                        295,174               450,232
------------------------------------------------------------

The net assets of the fund, Putnam Balanced Fund and Putnam Balanced Retirement Fund on September 20, 2002, valuation date, were $4,894,295,298, $121,187,782 and $758,557,493, respectively. On
September 20, 2002, Putnam Balanced Fund had unrealized depreciation of $6,934,989 and Putnam Balanced Retirement Fund had unrealized depreciation of $31,608,849, respectively. The aggregate net assets of the fund immediately following the acquisition were $5,774,040,573.


Note 6
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended January 31, 2004, Putnam Management has assumed $84,675 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Note 7
Other matters

In connection with an ongoing review of compliance procedures and controls, Putnam Management discovered that in early January 2001, certain Putnam employees had willfully circumvented controls in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in the fund. Putnam made restitution of approximately $169,000 to the fund on February 27, 2004. Putnam and the fund's trustees are in the process of finalizing the restitution amount. Putnam has also made a number of personnel changes, including senior managers, and has begun to implement changes in procedures. Putnam has informed the SEC, the Funds' Trustees and independent auditors.